UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED ANNUAL SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21410

The Weitz Funds
 (Exact name of registrant as specified in charter)

Suite 200
1125 South 103 Street
Omaha, NE 68124-1071
(Address of principal executive offices) (Zip code)

Wallace R. Weitz & Company
The Weitz Funds
Suite 200
1125 South 103 Street
Omaha, NE 68124-1071
(Name and address of agent for service)

Registrant’s telephone number, including area code: 402-391-1980

Date of fiscal year end: March 31

Date of reporting period: March 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.

Value Fund

Partners Value Fund

Partners III Opportunity Fund

Research Fund

Hickory Fund

Balanced Fund

Short-Intermediate Income Fund

Nebraska Tax-Free Income Fund

Government Money Market Fund

Annual Report March 31, 2012

WEITZ FUNDS®

FINDING VALUE SINCE 1983

WEITZ INVESTMENT PHILOSOPHY

Over the 25+ year history of Weitz Funds, we have seen many changes. Advancements in technology combined with economic, political and global events have continued to shape investors’ thoughts and actions.

Our mission has remained constant— we have an unwavering commitment to our shareholders and a focus on finding strong, well-managed companies priced significantly below their true business value.

We “eat our own cooking.”
We believe in putting our money where our mouth is. All of our employees and trustees have significant personal investments in our “family” of funds. This does not guarantee that the Funds will go up, but it does mean that we win or lose together and that shareholders definitely have our full attention.

We are patient, long-term investors.
When we analyze potential equity investments, we think about the business behind the stock. We buy shares only when we believe they are selling at a large discount to the company’s underlying business value. Ideally, the business value rises over time, and the stock price follows. This often allows us to hold the stock for many years.

Knowing what you don’t know is important in all aspects of life, but it is crucial in investing.
We think our odds of investment success are much higher when we invest in securities of companies we understand and where we may have an edge over other investors. As a result, our portfolios are not diversified among all the various sectors of the economy. Instead, we expect to have a deeper knowledge and understanding of the industries and companies in which we do invest. Our experienced research team has a broad “circle of competence,” and we believe in staying within it.

We worry about permanent loss of capital—not price volatility.
Our Funds are designed for long-term shareholders. We believe concentrating our portfolios in the most attractive investment ideas, although it may cause short-term price volatility, is the best way to earn consistent returns over the long term.

We believe in being flexible and using common sense.
We are often contrarian and do not pay attention to benchmarks when making investment decisions. We also believe that cash is sometimes the most attractive investment.

Our goal is to earn good absolute investment returns over long periods of time without exposing our clients’ and our own
capital to undue risk.
2 Weitz Funds

TABLE OF CONTENTS

Performance Summary	4

Letter to Shareholders	5

Analyst Corner	8

Value Fund	9

Partners Value Fund	13

Partners III Opportunity Fund	18

Research Fund	23

Hickory Fund	27

Balanced Fund	31

Short-Intermediate Income Fund	36

Nebraska Tax-Free Income Fund	44

Government Money Market Fund	50

Financial Statements	52

Notes to Financial Statements	63

Report of Independent Registered Public Accounting Firm	76

Actual and Hypothetical Expenses for Comparison Purposes	77

Other Information	78

Information About the Trustees and Officers	80

Index Descriptions	82

Coming Soon – Redesigned weitzfunds.com
We are pleased to announce that our website is currently undergoing a major redesign. We are updating our look and adding new functionality to enhance your online experience. Visit weitzfunds.com soon.

The management of Weitz Funds has chosen paper for the 80 page body of this financial report from a paper manufacturer certified under the Sustainable Forestry Initiative standard.

Portfolio composition is subject to change at any time and references to specific securities, industries, and sectors referenced in this report are not recommendations to purchase or sell any particular security. Current and future portfolio holdings are subject to risk. See the Schedules of Investments included in this report for the percent of assets in each of the Funds invested in particular industries or sectors.

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PERFORMANCE SUMMARY
MARCH 31, 2012

		Total Returns		Average Annual Total Returns
	Inception									Since
Fund Name	Date	3 Mos.	1 Year	3 Year	5 Year	10 Year	15 Year	20 Year	25 Year	Inception
Value	5/09/86	9.5%	9.9%	25.2%	-1.0%	3.3%	8.8%	10.3%	10.4%	10.4%
Russell 1000		12.9	7.9	24.0	2.2	4.5	6.4	8.8	9.1	N/A
Russell 1000 Value		11.1	4.8	22.8	-0.8	4.6	6.8	9.4	9.3	N/A
Partners Value(a)	6/01/83	10.5	5.4	25.5	1.3	4.4	9.7	11.3	11.0	12.4
Partners III Opportunity(a)	6/01/83
Institutional Class		7.8	4.9	28.4	4.4	7.8	11.3	13.0	12.2	13.2
Investor Class(b)		7.8	4.7	28.3	4.3	7.7	11.3	13.0	12.1	13.2
Research(a)(c)	4/01/05	11.9	12.3	28.0	4.9	—	—	—	—	7.0
Russell 3000		12.9	7.2	24.3	2.2	4.7	6.5	8.7	9.0	—
Russell 3000 Value		11.2	4.3	23.0	-0.8	4.7	6.9	9.5	9.4	—
Hickory	4/01/93	10.3	3.4	29.2	1.6	5.1	8.4	—	—	10.2
Russell 2500		13.0	1.3	28.4	3.0	7.5	8.9	—	—	9.9
Russell 2500 Value		11.5	0.1	27.1	1.0	7.5	9.5	—	—	10.5
S&P 500		12.6	8.5	23.4	2.0	4.1	6.1	8.6	8.9	—
Balanced	10/01/03	7.5	6.2	18.2	2.5	—	—	—	—	5.1
Blended Index		7.8	7.5	16.4	3.5	—	—	—	—	5.6
Short-Intermediate Income	12/23/88
Institutional Class		1.5	2.9	5.6	5.2	4.6	5.4	5.5	—	6.0
Investor Class(b)		1.4	2.7	5.5	5.1	4.6	5.3	5.5	—	6.0
Barclays Intermediate Credit		0.6	6.1	5.9	5.7	5.3	5.9	6.1	—	6.7
NebraskaTax-Free Income(a)	10/01/85	0.5	6.1	4.3	3.9	4.1	4.4	4.8	5.0	5.4
Barclays 5-Year Muni. Bond		0.6	6.9	5.3	5.7	4.9	5.1	5.3	—	—

These performance numbers reflect the deduction of each Fund’s annual operating expenses. Annual operating expenses for each Fund, as stated in the most recent Prospectus, and expressed as a percentage of each Fund’s net assets, are: Value, 1.21%; Partners Value, 1.21%; Partners III Opportunity -Institutional Class, 1.53%; Partners III Opportunity - Investor Class, 1.74% (estimated gross); Research, 1.81% (estimated gross); Hickory, 1.28%; Balanced, 1.15%; Short-Intermediate Income - Institutional Class, 0.65%; Short-Intermediate Income - Investor Class, 0.84% (estimated gross); and Nebraska Tax-Free Income, 0.74%. The returns assume redemption at the end of each period and reinvestment of dividends. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses by the Adviser. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in any of the Funds will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the performance data quoted above. Performance data current to the most recent month end may be obtained at www.weitzfunds.com/performance/monthly.asp.

Index performance is hypothetical and is shown for illustrative purposes only. See page 82 for a description of all indices.

(a)
Performance of the Partners Value and Partners III Opportunity Funds is measured from June 1, 1983, the inception of Weitz Partners II Limited Partnership (“Partners II”) and Weitz Partners III Limited Partnership (“Partners III”), respectively. Performance of the Research Fund is measured from April 1, 2005, the inception of Weitz Research Fund, L.P. (“Research L.P.”). Performance of the Nebraska Tax-Free Income Fund is measured from October 1, 1985, the inception of Weitz Income Partners Limited Partnership (“Income Partners”). On the last business day of December 1993, 2005, 2006 and 2010, the Partners Value, Partners III Opportunity, Nebraska Tax-Free Income and Research Funds (the “Funds”) succeeded to substantially all of the assets of Partners II, Partners III, Income Partners and Research L.P. (the “Partnerships”), respectively. The investment objectives, policies and restrictions of the Funds are materially equivalent to those of the respective Partnerships and the Partnerships were managed at all times with full investment authority by Wallace R. Weitz & Company. The performance information includes performance for the period before the Funds became investment companies registered with the Securities and Exchange Commission. During these periods, none of the Partnerships were registered under the Investment Company Act of 1940 and therefore were not subject to certain investment or other restrictions or requirements imposed by the 1940 Act or the Internal Revenue Code. If any of the Partnerships had been registered under the 1940 Act during these periods, the respective Partnerships’ performance might have been adversely affected.

(b)
Investor Class shares first became available for sale on August 1, 2011. For performance prior to that date, this table includes the actual performance of the Fund’s Institutional Class (and uses the actual expenses of the Fund’s Institutional Class, for such period of time), without any adjustments. For any such period of time, the performance of the Fund’s Investor Class would have been substantially similar to, yet lower than, the performance of the Fund’s Institutional Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

(c)
Starting January 1, 2011, these performance numbers reflect the deduction of the Research Fund’s actual operating expenses. For periods of time prior to January 1, 2011, the performance numbers reflect the deduction of annual pro forma operating expenses of 1.50%. Annual operating expenses for the Research Fund, as stated in the Research Fund’s Prospectus, are 1.81% (estimated gross) and 0.91% (net) of the Fund’s net assets. The investment adviser has agreed, in writing, to limit the total annual fund operating expenses (excluding taxes, interest, brokerage commissions, and acquired fund fees and expenses) to 0.90% of the Fund’s average daily net assets through July 31, 2012.

N/A	Indicates information is not available.

4 Weitz Funds

LETTER TO SHAREHOLDERS
APRIL 3, 2012

Dear Fellow Shareholder:

The first calendar quarter of 2012 was a very good one for the stock market. Our stock funds earned total returns ranging from +7.8% (Partners III) to +11.9% (Research). The market has rallied very strongly from its lows of last October, and we have become more cautious as the average price to value of the stocks in our portfolios has risen from roughly 60% to 75-80%.

When our stocks approach full value, we trim our positions. As we sold into rallies, our cash levels rose from 10-15% last October to 20-25% at quarter end. In a strong market, cash dampens returns, and we trailed our benchmarks in the quarter. We would prefer to beat all the market indexes all the time, but we are content to celebrate the good absolute returns and wait patiently for our chance to redeploy our cash reserves.

The short table below shows results for our stock funds for the past 3 months and 12 months. The table on the page opposite this letter gives more comprehensive information for each of the funds and their respective benchmarks. As usual, I would suggest that the longer-term results are more meaningful.

	Period Ended 3/31/2012
	Quarter	Fiscal Year
Value	9.5%	9.9%
Partners Value	10.5	5.4
Partners III –
Institutional Class	7.8	4.9
Research	11.9	12.3
Hickory	10.3	3.4
S&P 500	12.6	8.5

The Balanced Fund turned in excellent results for the quarter (+7.5%). The Balanced Fund invests in both stocks and bonds. A “neutral” allocation would be 60% stocks and 40% bonds. Brad has shifted Balanced to a more defensive posture and still generated a return that would be pretty good for a full year.

Our bond funds remain very defensive. Short-Intermediate has eschewed the “fear trade” in Treasuries and has kept quality high and duration short. Yet Tom managed a +1.5% return for the quarter for the Institutional Class. Going forward, as we have said every quarter for some time, the environment for bond investing is very negative. We will remain very cautious and while we believe we can deliver positive returns over time, bond investors should keep their expectations low.

As usual, there are several pages of detail on each Fund later in this report. We encourage shareholders to read these sections for each of the Funds they own.

“Uncertainty” is a Permanent Condition
The U.S. economy continues to recover slowly. The problems of excess housing supply and unserviceable mortgage debt are slowly being resolved. Companies have been slow to rehire during the recovery as they have found ways to increase productivity among their remaining workers. Depressed tax receipts have led to austerity measures at the state and local levels while highly stimulative national fiscal and monetary policies seem to be losing their effectiveness. Investors are impatient for growth but also concerned about future inflation.

Europe is struggling with similar issues of excess private and public sector debt and over-built real estate markets. Problems are distributed unevenly among European countries and the Euro Zone’s hybrid governance structure—a common currency but separate, and often conflicting, fiscal policies—makes it very difficult to devise good solutions.

Asian and Latin American “emerging markets” are generally growing much faster than U.S. and European markets. A number of our U.S. based companies are earning a growing share of their profits in emerging markets. Dynamic changes in these rapidly growing markets inspire both hope and anxiety among economists and investors.

Global economic cross-currents always make it difficult to make broad generalizations and sweeping predictions. Investors hate “uncertainty” and both individuals and professional investors are anxious for definitive answers. The financial press confuses the issue, as usual, with its cacophony of pronouncements based on isolated data points.

Uncertainty will always be part of investing. However, sensible and creative management teams are aware of the political and economic trends that affect their businesses. They can develop strategies to avoid serious disruptions and can sometimes take advantage of the situation. For example, Wells Fargo has made bulk purchases of European bank loans secured by U.S. assets at bargain prices. As conditions change, companies with global businesses make adjustments as to where they source raw materials and sell finished product. As citizens, we have serious concerns about the state of the country and the world, but as investors, we feel reasonably confident that we own companies that can generate good returns on our investments under most conditions.

A Short Look at History
Human nature leads investors to focus on the recent past when making current investment decisions. The mortgage crisis and severe bear market are fresh in investors’ minds. Many are fearful—especially if they had a similar bad experience with the technology stock

weitzfunds.com 5

bubble and 2000-2002 bear market. They observe that bonds performed better than stocks over the past 10-12 years and have shifted hundreds of billions of dollars from stock mutual funds to bond funds.

To put the current period in better perspective, it might be helpful to look at a much longer period of stock market history. Between 1932 and 2000, the S&P 500 index rose from about 5 to 1550. This period can be divided into four periods of 16-17 years each during which the S&P alternately (a) moved erratically sideways and (b) rose sharply in a major bull market. This period saw war and depression, deflation and inflation. We would assert, though, that GDP growth and the growth in corporate earning power generally rose over the entire period in a path that was much less volatile than the stock market.

There are many reasons for the differences between the “facts” of gradually increasing company earnings and the “opinions” that drive wildly volatile stock prices. We believe the most powerful single factor is investor psychology. Unfortunately for investors, they always seem to get more enthusiastic about buying stocks as prices move higher. Conversely, when prices fall, making good businesses cheaper to own, they tend to become fearful and sell more shares.

Each of the four periods provides a similar lesson, but we will focus on the most recent. As the S&P 500 index rose from about 100 in 1982 to 1550 in 2000 (+1450%), company earnings roughly tripled, but the price-earnings multiple (P/E) placed on S&P stocks more than quadrupled from a low of 7 times to a high of 31 times. In short, the companies’ values increased, but their stocks’ valuations increased even more.

This illustrates the core concept of our investment approach—stock prices fluctuate widely around a company’s business value. Ideally, we buy at a discount to business value, the business value grows, and we sell at or near business value. Easier said than done, but success depends on measuring value and being price-sensitive in our buying and selling—NOT on waiting for ideal macroeconomic conditions or an absence of “uncertainty.”

Back to the Future
So where are we now? The market peaked in March of 2000 (with the S&P 500 at about 1550) as tech stock valuations reached absurd levels. During the intervening twelve years, many of the growth favorites of the day, both tech-oriented and others, have experienced strong business growth while their stock prices have languished. Microsoft, Dell and Wal-Mart have each roughly tripled earnings per share, but their stock prices have nothing to show for it. Value rose, but valuation (the price people were willing to pay for those earnings) shrank.

Five years ago, the S&P 500 peaked again around 1550. This time the most extreme over-valuations were to be found in housing and mortgage finance. It turned out that we had over-built the housing stock—borrowing demand from future years—and over-borrowed to finance the houses. Demand for houses, construction materials and furnishings evaporated and triggered a serious recession. Liquidity issues in the financial sector triggered by the devaluation of mortgage-related assets compounded the problem.

The revaluation process for stocks in general that started in 2000 may have about run its course. The deleveraging of personal and bank balance sheets may have many more years to run (although we would guess that the worst is over). It would be too much of a coincidence to expect that the current sideways market which is twelve years old would end in exactly 4-5 years to conform to the 16-17 year pattern of the last eighty years, but it may very well continue for some time.

A few more years of subdued stock market behavior does not have to be a terrible thing for investors. It would be nice to enjoy the double-digit annual returns of the 1990’s—and from the right valuation base—that can happen again. In the meantime, over the past twelve years, while the S&P produced a total return of 1.4% per year, Value, Partners Value and Partners III have earned average annual total returns of 4.6%, 5.4%, and 10.6%, respectively. These are not sexy numbers, but thanks to compounding, they mean shareholder capital has grown by 71%, 87% and 234% in the Funds vs. 18% for the S&P 500.

An Improving Value Equation
In spite of the muted recovery and the various headwinds affecting global economic growth, we are still finding interesting investments for our Funds. Volatility of prices of existing positions allows us to buy extra shares on dips and earn trading profits when the shares rebound. This is not our primary focus, but it can add some incremental return in a sideways market. The more interesting additions are companies our analysts uncover and that appear to be cheap for temporary reasons.

FLIR Systems (FLIR—$25) makes infrared and thermal imaging equipment for military and commercial use. It is a leader in a secularly expanding industry and earns high returns on capital. It has a history of thoughtful capital deployment and sells at a 35% discount to our current estimate of its business value ($39). Fears of cutbacks in defense spending (which we think are over-stated for FLIR’s products) and underestimation of the prospects for FLIR’s commercial business caused the stock to decline sharply last summer and to tread water ever since. The combination of future earnings per share growth (which we expect to average at least 15% per year) and a higher

6 Weitz Funds

valuation for those earnings could make FLIR an excellent long-term holding for several of our Funds.

Range Resources (RRC—$58) is a domestic natural gas exploration and production company. Its “crown jewel” is in the Southwest Pennsylvania portion of the Marcellus field. New techniques for producing oil and gas from shale have led to a several-fold increase in the U.S.’s estimated gas reserves and a temporary glut in available gas across the country. As a result, gas prices have plunged to 10+ year lows and gas producers’ stocks are out of favor. Range has a very low cost of production, is increasing its natural gas liquids and oil production, and can continue to reinvest at attractive returns, even at today’s very low gas prices. For a variety of both supply-and demand-related reasons, we would expect gas prices to rise from today’s depressed $2.15 per mcf in future years. Change happens slowly for both producers and consumers of energy, but over the next 5-10 years, we believe Range can produce very good returns for us. (We also own Southwestern Energy (SWN—$31), a stock with a similar investment thesis.)

Americans and American businesses are pretty resilient. We think there are reasons to be hopeful that the current period of consolidation and revaluation in the stock market in general will give way to a more positive market environment.

(1)
Housing starts in the U.S. fell by 73% from 2005 (2.073 million) to 2009 (0.553 million) and were only 0.611 million in 2011. Starts had been greater than one million each year for the past 50 years, until 2008. But, household formation continues, some of the housing stock needs to be replaced each year, and personal interest in home ownership is alive and well. Eventually, the number of homes being built (and furnished) will rise significantly. Aside from the direct impact on the economy and employment, stabilizing of home prices should have a positive impact on consumer confidence;

(2)
A stronger economy should revive tax receipts at all levels. State and local governments should be able to relax the austerity measures that have been a drag on the economy. At the Federal level, higher tax receipts and lower demands on safety net programs should decrease the quantity of new government bonds that must be sold (leaving more capital for investment in stocks). We could hope that Congress addresses the longer-term issues of funding Medicare and Medicaid, but that would be an unexpected bonus;

(3)
Some years ago, the price of natural gas fluctuated wildly as supplies were just slightly too big in a warm winter and just slightly too small in a cold one. Many industry observers believed that the supply of gas was in secular decline in the U.S. Now, thanks to new (albeit controversial) technology, gas is being produced from sources previously considered inaccessible. Some think we now have a 100-year supply of natural gas and that it could bring the U.S. a measure of energy independence. There are problems of production, distribution and conversion of facilities to use gas, but most individuals and thousands of companies will be direct beneficiaries of this cheap and abundant fuel;

(4)
Finally, as investors’ memories of recession and collapsing home prices fade, we may find that some of the hundreds of billions (trillions?) of dollars that had been “hiding” in U.S. Treasuries and other “safe” assets may find their way back into the stock market. The incremental demand could make a significant difference in stock valuations.

Great! But When?
We are optimistic about the long-term outlook for our stock portfolios. Human nature does not seem to change over time and the reasons that assets are sometimes mis-priced are rooted in human behavior. We still need to do our part in analyzing and measuring value and in exercising the patience and discipline to take advantage of investment opportunities—that is, keeping our own “human natures” under control.

The 28+ year history of our Firm has spanned most of the 1982-2000 bull market and all of the 2000-March 2012 period of consolidation. The two Funds which (including their predecessor partnerships) span our entire history, Partners Value and Partners III, have returned 12.4% and 13.2% per year, respectively, on an annualized basis (after deducting fees and expenses) vs. 10.5% for the S&P 500. These 2% and 3% margins sound insignificant, but on a cumulative basis they make a big difference. Ten thousand dollars invested on June 1, 1983 would have grown to $178,496 in the S&P 500, $295,119 if invested in Partners Value, and $361,967 if invested in Partners III-Institutional Class.

We live in an uncertain world, but having learned some lessons and having added several bright young people to our investment team over the years, we are hopeful that we can build on this record.

Sincerely,

Wallace R. Weitz	Bradley P. Hinton
wally@weitzfunds.com	brad@weitzfunds.com

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ANALYST CORNER
A PERSPECTIVE ON AON

By Barton Hooper, CFA
Aon is one of the world’s largest commercial insurance and reinsurance brokers (60% of revenue) as well as a leader in human resources consulting (40% of revenue). The company has added significant scale in recent years with the acquisition of reinsurance brokerage Benfield in 2008 and Hewitt Associates in 2010. We believe both industries in which Aon competes have attractive structural characteristics. The placement of insurance is a necessity for any business and is very complicated; this circumstance allows insurance brokers to act as a toll booth for this vital product. An insurance brokerage requires little capital and involves no underwriting risk. Aon is one of only three brokers who can place risk on a global basis.

Businesses, both large and small, need expert advice in designing and implementing comprehensive HR programs. The human resources consulting industry addresses the many complexities businesses face in setting benefit, retirement and incentive compensation policies. Multinational companies have additional challenges in setting policies and programs that adhere to the varying legal and regulatory requirements of different countries. Similar to its insurance brokerage operation, Aon is one of the few global-scale industry participants.

Several Catalysts
Since the arrival of CEO Greg Case in 2005, Aon has substantially improved its operating profit margin as it shed unprofitable businesses, cut costs and improved productivity. However, there is still room for Aon’s margins to improve as it has publicly stated that its insurance brokerage unit can deliver margins of 25% (22% in 2011) and achieve margins of 22% (18%) in the HR consulting business. While we count on more conservative margins in our estimate of business value, we are confident that Aon has the capability to deliver on its goals. The company has provided several examples of margin enhancing programs such as the Global Risk Insight Platform (GRIP) in brokerage and the Aon Hewitt integration plan in the human resources segment.

In addition, Aon and other insurance brokers will benefit if short-term interest rates rise above today’s minuscule levels. The company collects fiduciary interest income on client funds held prior to remittance to insurers for in force policies. While Aon does not hold these funds very long, there is a significant volume of this “float” that is material at reasonable interest levels.

Aon recently moved its place of incorporation to the United Kingdom from the United States which will provide its senior management team more direct access to the globally important London insurance placement market. The move should also result in a lower corporate tax rate and greater capital flexibility with respect to cash generated from its overseas operations. Aon estimates that the move immediately freed up $300 million of capital held internationally that it can deploy for buybacks, dividends or acquisitions.

Valuation and Margin of Safety
Aon generates significant cash flow but the company’s per share earnings are optically obscured due to significant non-cash intangible amortization expenses generated from the Benfield and Hewitt acquisitions. We do not believe this accounting amortization reflects a charge for future reinvestment and therefore Aon’s cash generating capabilities are undervalued. With a price of just over $49, Aon trades for approximately 11x our estimate of 2012 cash earnings. Our estimate of intrinsic value is above $70 and as such we believe the company’s shares represent an attractive investment for our shareholders.

Barton Hooper, CFA, joined Weitz in 2007. He graduated from the University of Missouri and previously spent four years as a research analyst at Oak Value Capital Management and Trilogy Capital Management. Barton has been a CFA charterholder since 1999.

8 Weitz Funds

VALUE FUND
PORTFOLIO MANAGERS’ DISCUSSION & ANALYSIS

Co-Portfolio Managers:
Wallace R. Weitz, CFA; Bradley P. Hinton, CFA; & David A. Perkins, CFA

The Value Fund returned +9.5% in the first calendar quarter, compared to a +12.6% gain for the S&P 500 and a +12.9% gain for the Russell 1000. Wells Fargo, Microsoft and Comcast were the three largest positive contributors to performance during the quarter, each generating total returns of approximately 25%. Wells benefitted from improving investor sentiment around the U.S. economy, a relatively clean bill of health from the Federal Reserve’s so called “stress test,” and the beginning of a much-anticipated boost in capital returns to shareholders. Long-time holding Microsoft continued to see relatively strong business adoption of its Windows 7 platform, along with anticipation of a strong 2012 product line (including the upcoming launch of Windows 8). Comcast announced very strong fourth quarter results in mid-February. Positive trends in basic video subscriber losses continued with the company reporting its lowest rate of attrition in 5 years, while broadband, phone and advertising continued to show good growth. Management also meaningfully boosted the company’s dividend and announced a new $6.5 billion share repurchase authorization. The two largest detractors from first quarter performance were two of our newest holdings – Hewlett-Packard and Range Resources (which we discuss in more detail below).

For the fiscal year ended March 31, 2012, the Fund increased +9.9% compared to an +8.5% gain for the S&P 500 and a +7.9% return for the Russell 1000. Microsoft, Valeant Pharmaceuticals, Wells Fargo and Tyco International were key full year performance drivers, each chipping in roughly a full percentage point to solid fiscal 2012 returns. We are pleased Microsoft’s stock is beginning to receive some past-due credit for the operating results it has generated over the past couple of years. While most of the company’s $52B cash hoard is held outside the United States (and thus taxable if brought back to the U.S.), we would happily cheer any move to unlock this value on behalf of shareholders. Valeant rebounded nicely following an unwarranted selloff last August. We continue to believe its shares are undervalued and anticipate further value creation via future acquisitions and thoughtful capital deployment. Finally, Tyco International closed our fiscal year on a high note proposing a value-enhancing combination of its Flow Control segment with similarly focused industrial Pentair.

First quarter portfolio activity was relatively light. We closed a successful multi-year investment in ConocoPhillips near our estimate of intrinsic value and redeployed the proceeds into independent natural gas producer Range Resources (ticker: RRC). We have admired Range and its culture for some time. Abnormally mild winter weather across much of the U.S. pushed natural gas prices – and investor sentiment – to fresh lows during the first quarter, giving us an opportunity to pick up shares of the company at a significant discount. We believe Range is worth in excess of $90 per share assuming domestic natural gas prices eventually return to $4/mcf and oil prices remain above $70 per barrel (and oil prices are at $100+ today). For context, many industry experts believe the marginal cost of supply for natural gas is significantly higher than $4. We are not banking on it given continued advancements in technology and the proclivity of producers to operate at or below cash costs. Regardless, Range’s core assets in the Marcellus shale and Mississippi Lime formation generate attractive returns on investment even at today’s depressed gas prices. As a result, management can grow the company’s net asset value with internally generated cash flows in an environment when most domestic gas producers are forced to retrench.

As of quarter end, residual cash stood at 21% of Fund net assets, relatively unchanged versus three months ago. As we have written in the past, our cash position is simply a reflection of our perception of the present opportunity set -the fewer the bargains, the higher our reserves, and vice versa. While our fully-researched “on deck” list includes a significant number of larger company ideas, our valuation discipline has more recently kept us on the sidelines awaiting greater margins of safety. Borderline investments in the name of activity are the kinds of opportunity cost we seek to avoid. Our goal, as always, is to remain patient, fair-minded, and focused in our pursuit of above-average long-term returns.

The Value Fund invests in our best larger company ideas. The Fund’s weighted average market cap is approximately $60 billion, reflecting its mix of large-cap and mega-cap stocks. The Fund remains relatively concentrated with its top twenty holdings representing approximately two-thirds of net assets.

New and Eliminated Securities for Quarter Ended March 31, 2012
New Purchases ($mil)		Eliminations ($mil)
Range Resources	$22.0	ConocoPhillips	$14.9

weitzfunds.com  9

VALUE FUND
PERFORMANCE • (UNAUDITED)

	Total Returns				Average Annual Total Returns
	3 Mos.	1 Year	3 Year	5 Year	10 Year	15 Year	20 Year	25 Year
Value	9.5%	9.9%	25.2%	-1.0%	3.3%	8.8%	10.3%	10.4%
S&P 500	12.6	8.5	23.4	2.0	4.1	6.1	8.6	8.9
Russell 1000	12.9	7.9	24.0	2.2	4.5	6.4	8.8	9.1
Russell 1000 Value	11.1	4.8	22.8	-0.8	4.6	6.8	9.4	9.3

Growth of $10,000
This chart depicts the change in the value of a $10,000 investment in the Value Fund for the period March 31 2002 through March 31, 2012, as compared with the growth of the Standard & Poor’s 500 Index during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

	Value	S&P 500	Relative
Year	(1)	(2)	Results (1)-(2)
1986 (5/9/86)	3.5%	4.1%	-0.6%
1987	-0.5	5.1	-5.6
1988	16.4	16.6	-0.2
1989	22.1	31.7	-9.6
1990	-5.2	-3.1	-2.1
1991	27.6	30.5	-2.9
1992	13.6	7.6	6.0
1993	20.0	10.1	9.9
1994	-9.8	1.3	-11.1
1995	38.4	37.6	0.8
1996	18.7	23.0	-4.3
1997	38.9	33.4	5.5
1998	28.9	28.6	0.3
1999	21.0	21.0	0.0
2000	19.6	-9.1	28.7
2001	0.2	-11.9	12.1
2002	-17.1	-22.1	5.0
2003	28.7	28.7	0.0
2004	15.7	10.9	4.8
2005	-2.8	4.9	-7.7
2006	21.8	15.8	6.0
2007	-10.3	5.5	-15.8
2008	-40.7	-37.0	-3.7
2009	27.6	26.5	1.1
2010	19.9	15.1	4.8
2011	6.1	2.1	4.0
2012 (3/31/12)	9.5	12.6	-3.1
Since Inception:
Cumulative Return	1,183.6	974.8	208.8
Avg. Annual Return	10.4	9.6	0.8

These performance numbers reflect the deduction of the Fund’s annual operating expenses which as stated in its most recent Prospectus are 1.21% of the Fund’s net assets. The returns assume redemption at the end of each period and reinvestment of dividends. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses by the Adviser. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/performance/monthly.asp.

See page 4 for additional performance disclosures. See page 82 for a description of all indices.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

10 Weitz Funds

VALUE FUND
PORTFOLIO PROFILE • (UNAUDITED)

Top Ten Stocks
Berkshire Hathaway, Inc. - CL B	4.7%
Wells Fargo & Co.	4.3
Aon Corp.	4.1
Google, Inc. - CL A	4.1
Valeant Pharmaceuticals International, Inc.	4.0
Tyco International Ltd.	3.7
Comcast Corp. - CL A Special	3.5
Texas Instruments, Inc.	3.5
United Parcel Service, Inc. - CL B	3.2
Hewlett-Packard Co.	3.2
% of Net Assets	38.3%

Industry Sectors
Information Technology	17.7%
Consumer Discretionary	17.0
Financials	13.1
Consumer Staples	8.9
Industrials	8.4
Materials	5.2
Energy	4.9
Health Care	4.0
Short-Term Securities/Other	20.8
Net Assets	100.0%

Top Performers for Quarter Ended March 31, 2012
	QTD Return	Average Weight	Contribution to
Security Name	of Security	in Portfolio	Fund Performance
Wells Fargo & Co.	24.7%	4.4%	1.01%
Microsoft Corp.	25.1	3.8	0.97
Comcast Corp. - CL A Special	25.3	3.2	0.74
Tyco International Ltd.	20.9	3.4	0.68
Liberty Global, Inc. - Series C	21.2	3.1	0.66

Contributions to Fund performance are based on actual daily holdings. Securities may have been bought or sold during the quarter.
Source: FactSet Portfolio Analytics

Bottom Performers for Quarter Ended March 31, 2012
	QTD Return	Average Weight	Contribution to
Security Name	of Security	in Portfolio	Fund Performance
Hewlett-Packard Co.	(7.0)%	3.3%	(0.25)%
Range Resources Corp.	(6.1)	0.6	(0.16)
Google, Inc. - CL A	(0.7)	4.0	(0.07)
Southwestern Energy Co.	(4.2)	2.1	(0.04)

Contributions to Fund performance are based on actual daily holdings. Securities may have been bought or sold during the quarter.
Source: FactSet Portfolio Analytics

weitzfunds.com 11

VALUE FUND
SCHEDULE OF INVESTMENTS • MARCH 31, 2012

COMMON STOCKS — 79.2%	Shares	Value
Information Technology — 17.7%
Computers & Peripherals — 6.0%
Hewlett-Packard Co.	1,350,000	$32,170,500
Dell, Inc.*	1,700,000	28,220,000
		60,390,500
Internet Software & Services — 4.1%
Google, Inc. - CL A*	65,000	41,680,600
Semiconductors — 3.5%
Texas Instruments, Inc.	1,050,000	35,290,500
Software — 2.8%
Microsoft Corp.	900,000	29,025,000
IT Services — 1.3%
Accenture plc - CL A	200,000	12,900,000
		179,286,600
Consumer Discretionary — 17.0%
Cable & Satellite — 6.3%
Comcast Corp. - CL A Special	1,200,000	35,412,000
Liberty Global, Inc. - Series C*	600,000	28,734,000
		64,146,000
Multiline Retail — 3.1%
Target Corp.	530,000	30,883,100
Internet & Catalog Retail — 3.0%
Liberty Interactive Corp. - Series A*	1,600,000	30,544,000
Advertising — 2.9%
Omnicom Group, Inc.	575,000	29,123,750
Movies and Entertainment — 1.7%
The Walt Disney Co.	400,000	17,512,000
		172,208,850
Financials — 13.1%
Property & Casualty Insurance — 4.7%
Berkshire Hathaway, Inc. - CL B*	590,000	47,878,500
Commercial Banks — 4.3%
Wells Fargo & Co.	1,275,000	43,528,500
Insurance Brokers — 4.1%
Aon Corp.	850,000	41,701,000
		133,108,000
Consumer Staples — 8.9%
Beverages — 4.5%
Anheuser-Busch InBev SA/NV -
Sponsored ADR	400,000	29,088,000
Diageo plc - Sponsored ADR	175,000	16,887,500
		45,975,500
Food & Staples Retailing — 4.4%
CVS Caremark Corp.	580,000	25,984,000
Wal-Mart Stores, Inc.	300,000	18,360,000
		44,344,000
		90,319,500

	Principal
	amount
	or shares	Value
Industrials — 8.4%
Industrial Conglomerates — 3.7%
Tyco International Ltd.	660,000	$37,078,800
Air Freight & Logistics — 3.2%
United Parcel Service, Inc. - CL B	402,500	32,489,800
Aerospace & Defense — 1.5%
Lockheed Martin Corp.	170,000	15,276,200
		84,844,800
Materials — 5.2%
Construction Materials — 3.1%
Martin Marietta Materials, Inc.	360,000	30,826,800
Industrial Gases — 1.4%
Praxair, Inc.	125,000	14,330,000
Fertilizers & Agricultural Chemicals — 0.7%
The Mosaic Co.	125,000	6,911,250
		52,068,050
Energy — 4.9%
Oil & Gas Exploration & Production — 4.9%
Southwestern Energy Co.*	675,000	20,655,000
Range Resources Corp.	350,000	20,349,000
Apache Corp.	80,000	8,035,200
		49,039,200
Health Care — 4.0%
Pharmaceuticals — 4.0%
Valeant Pharmaceuticals International, Inc.*	750,000	40,267,500
Other — 0.0%
Adelphia Recovery Trust,
Series ACC-7* #	3,535,000	—
Total Common Stocks
(Cost $603,351,202)		801,142,500
SHORT-TERM SECURITIES — 21.3%
Wells Fargo Advantage Government Money Market Fund -
Institutional Class 0.01%(a)	5,432,596	5,432,596
U.S. Treasury Bills, 0.01% to 0.09%,
4/19/12 to 5/31/12(b)	$210,000,000	209,990,530
Total Short-Term Securities
(Cost $215,425,736)		215,423,126
Total Investments in Securities
(Cost $818,776,938)		1,016,565,626
Other Liabilities in Excess of Other Assets — (0.5%)		(4,894,202)
Net Assets — 100.0%		$1,011,671,424
Net Asset Value Per Share		$32.98

*	Non-income producing
#	Illiquid and/or restricted security that has been fair valued.
(a)	Rate presented represents the annualized 7-day yield at March 31, 2012.
(b)	Interest rates presented represent the yield to maturity at the date of purchase.
The accompanying notes form an integral part of these financial statements.

12 Weitz Funds

PARTNERS VALUE FUND
PORTFOLIO MANAGERS’ DISCUSSION & ANALYSIS

Co-Portfolio Managers:
Wallace R. Weitz, CFA & Bradley P. Hinton, CFA

The Partners Value Fund returned +10.5% in the first calendar quarter, compared to a +12.6% return for the S&P 500 and a +12.9% return for the Russell 3000. Stock gains were broad based in the quarter, and our companies on the whole have been doing well. Our cable providers (Comcast +25%, Liberty Global +21%), material producers (Eagle Materials +35%, Martin Marietta Materials +14%) and retailers (Liberty Interactive +18%, Target +14%) paced the Fund’s returns in the quarter. Other notable contributors included Wells Fargo (+25%), Microsoft (+25%) and Tyco (+21%). New holding Hewlett-Packard detracted from near-term results as we built our position on the stock’s weakness.

For the fiscal year ended March 31, 2012, the Fund gained 5.4% compared to an 8.5% gain for the S&P 500 and a 7.2% gain for the Russell 3000. Several large-cap companies delivered exceptional returns. Microsoft (+30%), Comcast (+30%), and Tyco (+28%) posted solid earnings growth while executing on their strategic plans. New additions Wells Fargo and Valeant Pharmaceuticals were also among the Fund’s largest contributors. Both remain core holdings with sound long-term prospects.

Smaller company results were more mixed for the fiscal year. Omnicare (+19%) made significant progress under John Figueroa’s refreshing leadership, and Grand Canyon Education (+22%) rebounded from depressed levels. On the other hand, SandRidge Energy (-39%) and Redwood Trust (-22%) detracted materially from the Fund’s results. SandRidge made several bold strategic moves that upgraded the company’s asset base, helped fund its ambitious drilling program, and improved its financial flexibility. While the stock is volatile, we think the company is taking the right steps to increase its ultimate potential value. Redwood is well positioned to play a large role when the government inevitably reduces its massive support of the residential mortgage market. The company trades for less than book value, is building a franchise for the long haul, and pays a healthy dividend while we wait for conditions to improve.

We bought one new stock during the quarter as Hewlett-Packard again pulled back into our buying range. HP faces near-term challenges as management reformulates its strategy and integrates the Autonomy acquisition. More importantly, it will take time for Meg Whitman and her team to rebuild customer (and investor) trust after a series of missteps under prior leadership. Still, we think HP’s portfolio includes a number of attractive and entrenched businesses that are not going away, and that are worth far more than six times earnings to owners with a long enough investing horizon.

On balance we were net sellers into the continuing rally. We sold Mohawk Industries as investors bid up housing-related stocks in anticipation of the long-awaited recovery. While we like Mohawk’s business outlook as housing conditions improve, the stock had already priced in much of the potential good news well in advance. We also eliminated ConocoPhillips at healthy gains while increasing our investment in out-of-favor natural gas producer Southwestern Energy. Finally, we trimmed a long list of positions as stocks continued to march higher and discounts to value on average narrowed. As a result, the Fund’s residual cash position rose from 16% in December to 21% at quarter end.

Partners Value is a flexible, multi-cap fund that invests in companies of all sizes. The portfolio remains tilted to larger companies with strong competitive positions, relatively stable cash flows, able managements and sturdy balance sheets. Roughly 60% of the Fund’s equity holdings are in large-cap companies (market capitalization greater than $10B), with the other 40% split between medium-sized and smaller businesses.

New and Eliminated Securities for Quarter Ended March 31, 2012
New Purchases ($mil)		Eliminations ($mil)
Hewlett-Packard	$15.7	Mohawk Industries	$12.6
		ConocoPhillips	7.3

weitzfunds.com 13

PARTNERS VALUE FUND
PERFORMANCE • (UNAUDITED)

	Total Returns		Average Annual Total Returns
	3 Mos.	1 Year	3 Year	5 Year	10 Year	15 Year	20 Year	25 Year
Partners Value	10.5%	5.4%	25.5%	1.3%	4.4%	9.7%	11.3%	11.0%
S&P 500	12.6	8.5	23.4	2.0	4.1	6.1	8.6	8.9
Russell 3000	12.9	7.2	24.3	2.2	4.7	6.5	8.7	9.0
Russell 3000 Value	11.2	4.3	23.0	-0.8	4.7	6.9	9.5	9.4

Growth of $10,000
This chart depicts the change in the value of a $10,000 investment in the Partners Value Fund for the period March 31, 2002 through March 31, 2012, as compared with the growth of the Standard & Poor’s 500 Index during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

	Partners		Relative
	Value	S&P 500	Results
Year	(1)	(2)	(1)-(2)
1983 (6/1/83)	9.9%	4.2%	5.7%
1984	14.5	6.1	8.4
1985	40.7	31.6	9.1
1986	11.1	18.6	-7.5
1987	4.3	5.1	-0.8
1988	14.9	16.6	-1.7
1989	20.3	31.7	-11.4
1990	-6.3	-3.1	-3.2
1991	28.1	30.5	-2.4
1992	15.1	7.6	7.5
1993	23.0	10.1	12.9
1994	-9.0	1.3	-10.3
1995	38.7	37.6	1.1
1996	19.1	23.0	-3.9
1997	40.6	33.4	7.2
1998	29.1	28.6	0.5
1999	22.1	21.0	1.1
2000	21.1	-9.1	30.2
2001	-0.9	-11.9	11.0
2002	-17.0	-22.1	5.1
2003	25.4	28.7	-3.3
2004	15.0	10.9	4.1
2005	-2.4	4.9	-7.3
2006	22.5	15.8	6.7
2007	-8.5	5.5	-14.0
2008	-38.1	-37.0	-1.1
2009	31.3	26.5	4.8
2010	27.5	15.1	12.4
2011	2.2	2.1	0.1
2012 (3/31/12)	10.5	12.6	-2.1
Since Inception:
Cumulative
Return	2,851.2	1,685.0	1,166.2
Avg. Annual
Return	12.4	10.5	1.9

These performance numbers reflect the deduction of the Fund’s annual operating expenses which as stated in its most recent Prospectus are 1.21% of the Fund’s net assets. The returns assume redemption at the end of each period and reinvestment of dividends. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses by the Adviser. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/performance/monthly.asp.

See page 4 for additional performance disclosures. See page 82 for a description of all indices.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

14 Weitz Funds

PARTNERS VALUE FUND
PORTFOLIO PROFILE • (UNAUDITED)

Top Ten Stocks
Wells Fargo & Co.	4.2%
Berkshire Hathaway, Inc. - CL B	3.9
Aon Corp.	3.8
Liberty Interactive Corp. - Series A	3.5
Texas Instruments, Inc.	3.4
Tyco International Ltd.	3.2
Google, Inc. - CL A	3.2
Redwood Trust, Inc.	3.1
Liberty Global, Inc. - Series C	3.0
SandRidge Energy, Inc.	2.9
% of Net Assets	34.2%

Industry Sectors
Consumer Discretionary	23.0%
Information Technology	17.3
Financials	15.0
Health Care	8.3
Energy	5.4
Materials	5.0
Industrials	3.2
Consumer Staples	1.9
Short-Term Securities/Other	20.9
Net Assets	100.0%

Top Performers for Quarter Ended March 31, 2012
Security Name	QTD Return of Security	Average Weight in Portfolio	Contribution to Fund Performance
Wells Fargo & Co.	24.7%	4.2%	0.96%
Microsoft Corp.	25.1	3.7	0.93
Eagle Materials, Inc.	35.4	2.0	0.73
Liberty Interactive Corp. - Series A	17.8	4.0	0.72
Liberty Global, Inc. - Series C	21.2	3.2	0.68

Contributions to Fund performance are based on actual daily holdings. Securities may have been bought or sold during the quarter.
Source: FactSet Portfolio Analytics

Bottom Performers for Quarter Ended March 31, 2012
	QTD Return	Average Weight	Contribution to
Security Name	of Security	in Portfolio	Fund Performance
Hewlett-Packard Co.	(7.0)%	1.1%	(0.18)%
SandRidge Energy, Inc.	(4.0)	3.1	(0.12)
Google, Inc. - CL A	(0.7)	3.1	(0.05)
Southwestern Energy Co.	(4.2)	2.0	(0.02)

Contributions to Fund performance are based on actual daily holdings. Securities may have been bought or sold during the quarter.
Source: FactSet Portfolio Analytics

weitzfunds.com 15

PARTNERS VALUE FUND
SCHEDULE OF INVESTMENTS • MARCH 31, 2012

COMMON STOCKS — 79.1%	Shares	Value
Consumer Discretionary — 23.0%
Cable & Satellite — 5.8%
Liberty Global, Inc. - Series C*	449,800	$21,540,922
Comcast Corp. - CL A Special	650,000	19,181,500
		40,722,422
Internet & Catalog Retail — 3.5%
Liberty Interactive Corp. - Series A*	1,300,000	24,817,000
Multiline Retail — 2.9%
Target Corp.	350,000	20,394,500
Hotels, Restaurants & Leisure — 2.6%
Interval Leisure Group, Inc.	1,050,000	18,270,000
Broadcasting — 2.6%
Liberty Media Corp. -
Liberty Capital - Series A*	205,000	18,070,750
Movies & Entertainment — 2.0%
Live Nation Entertainment, Inc.*	1,525,100	14,335,940
Textiles, Apparel & Luxury Goods — 1.8%
Iconix Brand Group, Inc.*	750,000	13,035,000
Education Services — 0.9%
Grand Canyon Education, Inc.*	367,979	6,535,307
Specialized Consumer Services — 0.9%
Coinstar, Inc.* (c)	100,000	6,355,000
		162,535,919
Information Technology — 17.3%
Internet Software & Services — 4.5%
Google, Inc. - CL A*	34,800	22,315,152
XO Group, Inc.*	1,000,000	9,390,000
		31,705,152
Computers & Peripherals — 4.4%
Dell, Inc.*	1,000,000	16,600,000
Hewlett-Packard Co.	600,000	14,298,000
		30,898,000
Semiconductors — 3.4%
Texas Instruments, Inc.	725,000	24,367,250
Software — 2.9%
Microsoft Corp.	630,000	20,317,500
Electronic Equipment & Instruments — 2.1%
FLIR Systems, Inc.	600,000	15,186,000
		122,473,902
Financials — 15.0%
Commercial Banks — 4.2%
Wells Fargo & Co.	860,000	29,360,400
Property & Casualty Insurance — 3.9%
Berkshire Hathaway, Inc. - CL B*	340,000	27,591,000
Insurance Brokers — 3.8%
Aon Corp.	550,000	26,983,000
Mortgage REIT’s — 3.1%
Redwood Trust, Inc.	1,950,000	21,840,000
		105,774,400

	Principal
	amount
	or shares	Value
Health Care — 8.3%
Health Care Services — 5.4%
Laboratory Corp. of America Holdings*	210,000	$19,223,400
Omnicare, Inc.	540,000	19,207,800
		38,431,200
Pharmaceuticals — 2.9%
Valeant Pharmaceuticals International, Inc.*	375,000	20,133,750
		58,564,950
Energy — 5.4%
Oil & Gas Exploration & Production — 5.4%
SandRidge Energy, Inc.*	2,612,000	20,451,960
Southwestern Energy Co.*	460,000	14,076,000
Apache Corp.	40,000	4,017,600
		38,545,560
Materials — 5.0%
Construction Materials — 5.0%
Martin Marietta Materials, Inc.	172,500	14,771,175
Eagle Materials, Inc.	350,000	12,162,500
Texas Industries, Inc.	250,000	8,752,500
		35,686,175
Industrials — 3.2%
Industrial Conglomerates — 3.2%
Tyco International Ltd.	400,000	22,472,000
Consumer Staples — 1.9%
Food & Staples Retailing — 1.9%
CVS Caremark Corp.	300,000	13,440,000
Other — 0.0%
Adelphia Recovery Trust,
Series ACC-7* #	2,310,000	—
Total Common Stocks
(Cost $436,845,066)		559,492,906

SHORT-TERM SECURITIES — 21.5%
Wells Fargo Advantage Government Money Market Fund -
Institutional Class 0.01%(a)	3,798,678	3,798,678
U.S. Treasury Bills, 0.01% to 0.11%,
4/05/12 to 5/31/12(b)	$148,000,000	147,993,732
Total Short-Term Securities
(Cost $151,792,345)		151,792,410

Total Investments in Securities
(Cost $588,637,411)		711,285,316
Options Written — 0.0%		(96,000)
Other Liabilities in Excess of Other Assets — (0.6%)		(4,014,999)
Net Assets — 100.0%		$707,174,317
Net Asset Value Per Share		$23.25

16 Weitz Funds	The accompanying notes form an integral part of these financial statements.

	Expiration	Shares
	date/	subject
OPTIONS WRITTEN*	Strike price	to option	Value
Covered Call Options
Coinstar, Inc.	April 2012 / $62.50	15,000	$(37,500)
Coinstar, Inc.	July 2012 / $62.50	10,000	(58,500)

Total Options Written
(premiums received $101,873)			$(96,000)

*	Non-income producing
#	Illiquid and/or restricted security that has been fair valued.
(a)	Rate presented represents the annualized 7-day yield at March 31, 2012.
(b)	Interest rates presented represent the yield to maturity at the date of purchase.
(c)	Fully or partially pledged on outstanding written options.

The accompanying notes form an integral part of these financial statements.	weitzfunds.com 17

PARTNERS III OPPORTUNITY FUND
PORTFOLIO MANAGER’S DISCUSSION & ANALYSIS

Portfolio Manager: Wallace R. Weitz, CFA

The Partners III Opportunity Fund-Institutional Class returned +7.8% in the first calendar quarter, compared to a +12.6% return for the S&P 500 and a +12.9% return for the Russell 3000. Stock gains were broad-based in the quarter, and our companies on the whole have been doing well. Notable contributors included Wells Fargo (+25%), Microsoft (+25%), and a slew of consumer discretionary companies such as Liberty Global (+21%), Interval Leisure (+29%) and National CineMedia (+25%). As expected in a strongly rising market, the Fund’s short positions posted negative returns. While Ascent Capital (-7%), Intelligent Systems (-9%) and a few other stocks declined, our conservative positioning was the primary reason that the Fund lagged the market during the quarter.

For the fiscal year ended March 31, 2012, the Fund’s Institutional Class gained 4.9% compared to an 8.5% gain for the S&P 500 and a 7.2% gain for the Russell 3000. A trio of stocks (Liberty Interactive +19%, Liberty Media +20%, Liberty Global +20%) chaired by one of our favorite partners, John Malone, helped drive the Fund’s positive absolute returns. New additions Wells Fargo and Valeant Pharmaceuticals were also among the Fund’s largest contributors. Long-time holding Microsoft (+30%) kept churning out cash flow, and investors finally started to take note. Finally, Omnicare (+19%) made significant strategic progress under John Figueroa’s refreshing leadership.

While most of our stocks rose, the Fund trailed the broader indices for the fiscal year. The Fund’s energy and financial holdings (other than Wells Fargo) detracted materially from results. SandRidge Energy (-39%) made several bold strategic moves that upgraded the company’s asset base, helped fund its ambitious drilling program, and improved its financial flexibility. While the stock is volatile, we think the company is taking the right steps to increase its ultimate potential value. Southwestern Energy (-29%) fell as prices for U.S. natural gas collapsed throughout the year. The near-term environment is challenging, yet we think this low-cost producer has a strong multi-year outlook.

Redwood Trust (-22%) is well positioned to play a large role when the government inevitably reduces its massive support of the residential mortgage market. Redwood trades for less than book value, is building a franchise for the long haul, and pays a healthy dividend while we wait for conditions to improve. Aon (-6%) continues to make slow but steady forward progress. The company should benefit over time from global economic growth and healthier insurance market pricing.

Range Resources was our only new purchase in the first quarter. Range is a domestic natural gas exploration and production company, with “crown jewel” acreage in the Southwest Pennsylvania portion of the Marcellus field. We also added significantly to our holdings of FLIR Systems. FLIR designs and manufactures infrared and thermal imaging equipment for commercial and military customers. Please see the Letter to Shareholders at the beginning of this report for more details on both Range and FLIR. Other notable position size increases included Target, Iconix Brand Group and Valeant Pharmaceuticals.

We sold a handful of small positions during the quarter. Mohawk Industries rose as investors bid up housing-related stocks in anticipation of the long-awaited recovery. While we like Mohawk’s business outlook as housing conditions improve, the stock had priced in much of the potential good news well in advance. We eliminated Energizer Holdings at a moderate gain as the stock approached our value estimate, and we exited Grand Canyon Education as education stocks rallied early in the quarter. Finally, we sold several exchange-traded funds (ETF’s), one that invested in home builders, one that invested in banks and one that shorted long Treasury bonds.

Partners III Opportunity has the broadest toolkit of our equity funds. The Fund invests in companies of all sizes, and typically maintains short positions to help manage risk. Partners III is approximately 73% “net long” at quarter end, relatively unchanged from December. Our long positions edged up to 91% of net assets, while we also increased our effective short positions to 18% of net assets. The Fund’s shorts include small-, mid- and large-cap stock ETF’s.

New and Eliminated Securities for Quarter Ended March 31, 2012
New ($mil)		Eliminations ($mil)
Range Resources	$9.5	SPDR S&P Bank ETF	$4.3
		Grand Canyon Education	4.1
		ProShares Short 20+ Year Treasury Fund	3.8
		Energizer Holdings	3.2
		Mohawk Industries	1.7
		Ishares Dow Jones U.S. Home Construction Index Fund	0.5

18 Weitz Funds

PARTNERS III OPPORTUNITY FUND
PERFORMANCE • (UNAUDITED)

	Total Returns		Average Annual Total Returns
	3 Mos.	1 Year	3 Year	5 Year	10 Year	15 Year	20 Year	25 Year
Partners III – Institutional Class	7.8%	4.9%	28.4%	4.4%	7.8%	11.3%	13.0%	12.2%
S&P 500	12.6	8.5	23.4	2.0	4.1	6.1	8.6	8.9
Russell 3000	12.9	7.2	24.3	2.2	4.7	6.5	8.7	9.0
Russell 3000 Value	11.2	4.3	23.0	-0.8	4.7	6.9	9.5	9.4

Growth of $10,000
This chart depicts the change in the value of a $10,000 investment in Partners III – Institutional Class for the period March 31, 2002 through March 31, 2012, as compared with the growth of the Standard & Poor’s 500 Index during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

	Partners III	S&P 500	Relative
Year	(1)	(2)	Results (1)-(2)
1983 (6/1/83)	8.6%	4.2%	4.4%
1984	11.2	6.1	5.1
1985	38.6	31.6	7.0
1986	8.5	18.6	-10.1
1987	-1.4	5.1	-6.5
1988	19.5	16.6	2.9
1989	19.4	31.7	-12.3
1990	-5.5	-3.1	-2.4
1991	23.2	30.5	-7.3
1992	13.5	7.6	5.9
1993	32.3	10.1	22.2
1994	-11.1	1.3	-12.4
1995	43.3	37.6	5.7
1996	25.0	23.0	2.0
1997	37.1	33.4	3.7
1998	10.9	28.6	-17.7
1999	10.6	21.0	-10.4
2000	32.4	-9.1	41.5
2001	6.6	-11.9	18.5
2002	-16.1	-22.1	6.0
2003	42.6	28.7	13.9
2004	22.1	10.9	11.2
2005	-0.7	4.9	-5.6
2006	20.4	15.8	4.6
2007	-12.9	5.5	-18.4
2008	-34.4	-37.0	2.6
2009	42.0	26.5	15.5
2010	33.0	15.1	17.9
2011	5.6	2.1	3.5
2012 (3/31/12)	7.8	12.6	-4.8
Since Inception:
Cumulative
Return	3,519.7	1,685.0	1,834.7
Avg. Annual
Return	13.2	10.5	2.7

These performance numbers reflect the deduction of the Fund’s Institutional Class annual operating expenses which as stated in its most recent Prospectus are 1.53% of the Fund’s net assets. The returns assume redemption at the end of each period and reinvestment of dividends. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses by the Adviser. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/performance/monthly.asp.

See page 4 for additional performance disclosures. See page 82 for a description of all indices.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

weitzfunds.com 19

PARTNERS III OPPORTUNITY FUND
PORTFOLIO PROFILE • (UNAUDITED)

Top Ten Stocks
Wells Fargo & Co.	6.3%
SandRidge Energy, Inc.	4.3
Liberty Media Corp. - Liberty Capital - Series A	4.1
Redwood Trust, Inc.	4.0
Berkshire Hathaway, Inc. - CL B	3.9
Valeant Pharmaceuticals International, Inc.	3.9
Liberty Interactive Corp. - Series A	3.8
Live Nation Entertainment, Inc.	3.7
Liberty Global, Inc. - Series C	3.7
Texas Instruments, Inc.	3.6
% of Net Assets	41.3%

Industry Sectors
Consumer Discretionary	27.0%
Financials	19.0
Information Technology	15.9
Health Care	10.1
Energy	8.8
Industrials	5.2
Materials	3.9
Consumer Staples	0.4
Telecommunication Services	0.1
Securities Sold Short	(11.7)
Short Proceeds/Other	21.3
Net Assets	100.0%

Top Performers for Quarter Ended March 31, 2012
	QTD Return	Average Weight	Contribution to
Security Name	of Security	in Portfolio	Fund Performance
Wells Fargo & Co.	24.7%	5.8%	1.32%
Microsoft Corp.	25.1	3.3	0.79
Liberty Global, Inc. - Series C	21.2	3.7	0.74
Liberty Interactive Corp. - Series A	17.8	4.1	0.70
Live Nation Entertainment, Inc.	13.1	4.1	0.60

Contributions to Fund performance are based on actual daily holdings. Securities may have been bought or sold during the quarter.
Source: FactSet Portfolio Analytics

Bottom Performers for Quarter Ended March 31, 2012
	QTD Return	Average Weight	Contribution to
Security Name	of Security	in Portfolio	Fund Performance
Ishares Russell 2000 Fund (short)	12.8%	(4.2)%	(0.53)%
SPDR S&P 500 ETF Trust (short)	12.6	(3.2)	(0.41)
Ishares Russell Midcap Fund (short)	12.9	(3.1)	(0.39)
Ascent Capital Group, Inc. - CL A	(6.8)	2.8	(0.18)
Ishares Russell 2000 Value Fund (short)	11.6	(1.5)	(0.17)

Contributions to Fund performance are based on actual daily holdings. Securities may have been bought or sold during the quarter.
Source: FactSet Portfolio Analytics

20 Weitz Funds

PARTNERS III OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS • MARCH 31, 2012

COMMON STOCKS — 90.4%	Shares	Value
Consumer Discretionary — 27.0%
Broadcasting — 5.3%
Liberty Media Corp. -
Liberty Capital - Series A* (b)	290,000	$25,563,500
Cumulus Media, Inc. - CL A*	2,070,000	7,224,300
		32,787,800
Cable & Satellite — 4.4%
Liberty Global, Inc. - Series C* (b)	480,000	22,987,200
Knology, Inc.*	250,000	4,550,000
		27,537,200
Internet & Catalog Retail — 3.8%
Liberty Interactive Corp. - Series A* (b)	1,250,000	23,862,500
Movies & Entertainment — 3.7%
Live Nation Entertainment, Inc.*	2,461,100	23,134,340
Textiles, Apparel & Luxury Goods — 3.2%
Iconix Brand Group, Inc.*	1,150,000	19,987,000
Hotels, Restaurants & Leisure — 2.3%
Interval Leisure Group, Inc.	800,000	13,920,000
Multiline Retail — 1.9%
Target Corp.(b)	200,000	11,654,000
Advertising — 1.9%
National CineMedia, Inc.	750,000	11,475,000
Specialized Consumer Services — 0.5%
Coinstar, Inc.* (b)	53,000	3,368,150
		167,725,990
Financials — 19.0%
Commercial Banks — 6.3%
Wells Fargo & Co.(b)	1,150,000	39,261,000
Property & Casualty Insurance — 4.6%
Berkshire Hathaway, Inc. - CL B* (b)	300,000	24,345,000
CNA Financial Corp.	150,000	4,399,500
		28,744,500
Insurance Brokers — 4.1%
Aon Corp.	442,000	21,684,520
Willis Group Holdings Ltd.	100,000	3,498,000
		25,182,520
Mortgage REIT’s — 4.0%
Redwood Trust, Inc.(b)	2,200,000	24,640,000
		117,828,020
Information Technology — 15.9%
Internet Software & Services — 3.9%
Google, Inc. - CL A* (b)	25,000	16,031,000
XO Group, Inc.*	840,000	7,887,600
		23,918,600
Computers & Peripherals — 3.7%
Dell, Inc.* (b)	900,000	14,940,000
Hewlett-Packard Co.(b)	350,000	8,340,500
		23,280,500
Semiconductors — 3.6%
Texas Instruments, Inc.	660,000	22,182,600
Software — 2.9%
Microsoft Corp.	550,000	17,737,500
Electronic Equipment & Instruments — 1.8%
FLIR Systems, Inc.	450,000	11,389,500
		98,508,700

	Shares	Value
Health Care — 10.1%
Health Care Services — 6.2%
Omnicare, Inc.(b)	620,000	$22,053,400
Laboratory Corp. of America Holdings* (b)	180,000	16,477,200
		38,530,600
Pharmaceuticals — 3.9%
Valeant Pharmaceuticals International, Inc.* (b)	450,000	24,160,500
		62,691,100
Energy — 8.8%
Oil & Gas Exploration & Production — 8.8%
SandRidge Energy, Inc.*	3,428,278	26,843,417
Southwestern Energy Co.*	400,000	12,240,000
Range Resources Corp.	165,000	9,593,100
Apache Corp.(b)	60,000	6,026,400
		54,702,917
Industrials — 5.2%
Commercial Services & Supplies — 2.6%
Ascent Capital Group, Inc. - CL A*	340,000	16,078,600
Industrial Conglomerates — 2.1%
Tyco International Ltd.	233,800	13,134,884
Machinery — 0.5%
Intelligent Systems Corp.* # †	2,270,000	3,291,500
		32,504,984
Materials — 3.9%
Construction Materials — 3.9%
Martin Marietta Materials, Inc.(b)	130,000	11,131,900
Eagle Materials, Inc.	215,000	7,471,250
Texas Industries, Inc.	168,659	5,904,751
		24,507,901
Consumer Staples — 0.4%
Personal Products — 0.4%
Avon Products, Inc.	140,000	2,710,400
Telecommunication Services — 0.1%
Diversified Telecommunication Services — 0.1%
Continental Resources* #	663	331,500
Total Common Stocks
(Cost $438,403,893)		561,511,512

	Expiration	Shares
PUT	date/	subject
OPTIONS* — 0.1%	Strike price	to option	Value
Put Options
Ishares Russell
Midcap Fund	May 2012 / $109	100,000	207,500
S&P 100 Index	April 2012 / $620	20,000	48,000
S&P 100 Index	May 2012 / $635	30,000	336,000

Total Put Options
(premiums paid $1,226,750)			591,500

The accompanying notes form an integral part of these financial statements.	weitzfunds.com 21

PARTNERS III OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS • (CONTINUED)

SHORT-TERM SECURITIES — 12.3%	Shares	Value
Wells Fargo Advantage Government Money Market Fund -
Institutional Class 0.01%(a)
(Cost $76,089,356)	76,089,356	$76,089,356
Total Investments in Securities
(Cost $515,719,999)		638,192,368
Due From Broker(b) — 11.3%		70,378,726
Securities Sold Short — (11.1%)		(68,592,500)
Options Written — (0.6%)		(3,960,390)
Other Liabilities in Excess of Other Assets — (2.4%)		(15,097,686)
Net Assets — 100.0%		$620,920,518
Net Asset Value Per Share - Institutional Class		$12.93
Net Asset Value Per Share - Investor Class		$12.90

SECURITIES SOLD SHORT — (11.1%)
Ishares Russell 2000 Fund	320,000	(26,512,000)
Ishares Russell 2000 Value Fund	130,000	(9,486,100)
Ishares Russell Midcap Fund	180,000	(19,929,600)
SPDR S&P 500 ETF Trust	90,000	(12,664,800)

Total Securities Sold Short
(proceeds $65,051,816)		$(68,592,500)

		Shares
	Expiration	subject
OPTIONS WRITTEN*	date/Strike price	to option	Value
Covered Call OptionsCall Options
Coinstar, Inc.	April 2012 / $47.50	36,700	$(587,200)
Coinstar, Inc.	April 2012 / $50	16,300	(224,940)
Hewlett-Packard Co.	May 2012 / $27	25,000	(2,250)
Omnicare, Inc.	June 2012 / $34	100,000	(285,000)
Omnicare, Inc.	June 2012 / $37	100,000	(127,500)
Omnicare, Inc.	Sept. 2012 / $36	100,000	(270,000)
Target Corp.	July 2012 / $57.50	100,000	(271,500)
Wells Fargo & Co.	July 2012 / $33	200,000	(493,000)
Wells Fargo & Co.	July 2012 / $34	200,000	(377,000)
			(2,638,390)
Uncovered Call Options
Ishares Russell
Midcap Fund	May 2012 / $109	100,000	(375,000)
S&P 100 Index	April 2012 / $620	20,000	(470,000)
S&P 100 Index	May 2012 / $635	30,000	(474,000)
			(1,319,000)
Put Options
Coinstar, Inc.	April 2012 / $42.50	20,000	(1,500)
Coinstar, Inc.	April 2012 / $45	20,000	(1,500)
			(3,000)
Total Options Written
(premiums received $3,141,375)			$(3,960,390)

*	Non-income producing
†	Controlled affiliate
#	Illiquid and/or restricted security that has been fair valued.
(a)	Rate presented represents the annualized 7-day yield at March 31, 2012.
(b)	Fully or partially pledged as collateral on securities sold short and outstanding written options.

22 Weitz Funds	The accompanying notes form an integral part of these financial statements.

RESEARCH FUND
PORTFOLIO MANAGERS’ DISCUSSION & ANALYSIS

Co-Portfolio Managers:
Jonathan Baker, CFA; Barton B. Hooper, CFA; David A. Perkins, CFA; & Andrew S. Weitz

The Research Fund returned +11.9% in the first calendar quarter, compared to a +12.6% return for the S&P 500 Index, a +12.9% return for the Russell 3000 Index, and a +11.2% return for the Russell 3000 Value Index. Coinstar, Inc. (+39%), the Fund’s largest holding at approximately 9% of net assets, continued its recent strong performance as excellent business results and the announcement of a streaming media joint venture with Verizon, Inc. alleviated some longer term concerns over declines in DVD rentals. Long-time holding Microsoft Corp. (+25%) benefited from continued business adoption of Windows 7 along with anticipation of a strong 2012 product line including the launch of Windows 8. Other contributors to Fund performance were National CineMedia (+25%), Eagle Materials (+27%) and Interval Leisure Group (+29%). New holding Hewlett-Packard (-7%), which returns to the Fund after a brief absence, was the most significant detractor to performance in the quarter. We are confident that the company will overcome its operational issues and is significantly undervalued relative to its future prospects.

For the fiscal year ended March 31, 2012, the Fund returned +12.3% compared to an +8.5% return for the S&P 500 Index, a +7.2% return for the Russell 3000 Index, and a +4.3% return for the Russell 3000 Value Index. Similar to the first calendar quarter, Coinstar (+38%) and Microsoft (+30%) were the largest contributors to Fund performance. Grand Canyon Education (+22%) was also a significant contributor as the Fund’s flexible structure allowed it to take advantage of considerable price volatility during the year. We believe that Grand Canyon is one of the better positioned companies in the For-Profit Education industry as management has anticipated many of the regulatory changes that occurred over the past two years and is ahead of its competitors in adapting its business model to the new environment. American Eagle Outfitters (-34%) and Texas Industries (-31%) were the largest detractors to fiscal year performance as both were buffeted by concerns about the economic recovery in the U.S.

Other than Hewlett-Packard, Redwood Trust was the only new purchase for the Fund during the quarter. Our confidence in Redwood’s ability to conservatively underwrite and profit from the nascent recovery in the securitization of “jumbo” mortgages combined with a healthy dividend yield (approximately 8.5%), made the company a compelling addition to the Fund.

During the quarter, the Fund’s holdings of Eagle Materials, Live Nation Entertainment, Omnicom Group and Brown & Brown were eliminated as the price of all four approached our estimate of business value. At 26% of net assets, the Fund’s cash remains at elevated levels as we wait for the prices of our “on-deck” companies to reflect an adequate margin of safety. We can’t predict when low prices will intersect with our margin of safety levels but are confident that our patience will result in ample opportunities over time.

Research is a focused, multi-cap equity fund that invests in companies of all sizes. The Fund is managed in a “sleeve” format, with each co-manager responsible for all decisions related to their portion of the portfolio’s assets. In addition to the unique portfolio management structure, the Fund has several characteristics that may further distinguish it from our other equity funds including potentially higher levels of concentration, position sizes, and turnover within the Fund.

New and Eliminated Securities for Quarter Ended March 31, 2012
New Purchases ($000’s)		Eliminations ($000’s)
Hewlett-Packard	$266	Eagle Materials	$520
Redwood Trust	226	Live Nation Entertainment	308
		Omnicom Group	250
		Brown & Brown	236

 weitzfunds.com 23

RESEARCH FUND
PERFORMANCE • (UNAUDITED)

	Total Returns		Average Annual Total Returns
					Since
	3 Mos.	1 Year	3 Year	5 Year	Inception
Research	11.9%	12.3%	28.0%	4.9%	7.0%
S&P 500	12.6	8.5	23.4	2.0	4.7
Russell 3000	12.9	7.2	24.3	2.2	5.1
Russell 3000 Value	11.2	4.3	23.0	-0.8	3.6

Growth of $10,000
This chart depicts the change in the value of a $10,000 investment in the Research Fund for the period April 1, 2005 through March 31, 2012, as compared with the growth of the Standard & Poor’s 500 Index during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

	Research	S&P 500	Relative
Year	(1)	(2)	Results (1)-(2)
2005 (4/1/05)	4.0%	7.2%	-3.2%
2006	21.8	15.8	6.0
2007	-13.4	5.5	-18.9
2008	-30.7	-37.0	6.3
2009	38.8	26.5	12.3
2010	30.3	15.1	15.2
2011	4.2	2.1	2.1
2012 (3/31/12)	11.9	12.6	-0.7
Since Inception:
Cumulative
Return	60.3	38.0	22.3
Avg. Annual
Return	7.0	4.7	2.3

Starting January 1, 2011, these performance numbers reflect the deduction of the Fund’s actual operating expenses. For periods of time prior to January 1, 2011, the performance numbers reflect the deduction of annual pro forma operating expenses of 1.50%. Annual operating expenses for the Fund as stated in its most recent Prospectus are 1.81% (estimated gross) and 0.91% (net) of the Fund’s net assets. The investment adviser has agreed, in writing, to limit the total annual fund operating expenses (excluding taxes, interest, brokerage commissions, and acquired fund fees and expenses) to 0.90% of the Fund’s average daily net assets through July 31, 2012. The returns assume redemption at the end of each period and reinvestment of dividends. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses by the Adviser. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/performance/monthly.asp.

See page 4 for additional performance disclosures. See page 82 for a description of all indices.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

24 Weitz Funds

RESEARCH FUND
PORTFOLIO PROFILE • (UNAUDITED)

Top Ten Stocks
Coinstar, Inc.	9.4%
Southwestern Energy Co.	5.4
Google, Inc. - CL A	4.8
Berkshire Hathaway, Inc. - CL B	4.6
Microsoft Corp.	4.4
National CineMedia, Inc.	4.0
FLIR Systems, Inc.	3.2
Aon Corp.	2.5
Valeant Pharmaceuticals International, Inc.	2.4
Interval Leisure Group, Inc.	2.1
% of Net Assets	42.8%

Industry Sectors
Consumer Discretionary	25.8%
Information Technology	22.3
Financials	8.6
Energy	6.7
Health Care	5.2
Industrials	2.8
Consumer Staples	2.8
Short-Term Securities/Other	25.8
Net Assets	100.0%

Top Performers for Quarter Ended March 31, 2012
	QTD Return	Average Weight	Contribution to
Security Name	of Security	in Portfolio	Fund Performance
Coinstar, Inc.	39.2%	8.9%	3.14%
Microsoft Corp.	25.1	4.4	1.04
National CineMedia, Inc.	25.2	4.2	1.01
Eagle Materials, Inc.	35.4	1.2	0.79
Interval Leisure Group, Inc.	28.6	1.7	0.50

Contributions to Fund performance are based on actual daily holdings. Securities may have been bought or sold during the quarter. Source: FactSet Portfolio Analytics

Bottom Performers for Quarter Ended March 31, 2012
	QTD Return	Average Weight	Contribution to
Security Name	of Security	in Portfolio	Fund Performance
Hewlett-Packard Co.	(7.0)%	0.8%	(0.23)%
Google, Inc. - CL A	(0.7)	4.5	(0.05)
SandRidge Energy, Inc.	(4.0)	1.4	(0.05)

Contributions to Fund performance are based on actual daily holdings. Securities may have been bought or sold during the quarter. Source: FactSet Portfolio Analytics

weitzfunds.com 25

RESEARCH FUND
SCHEDULE OF INVESTMENTS • MARCH 31, 2012

COMMON STOCKS — 74.2%	Shares	Value
Consumer Discretionary — 25.8%
Specialized Consumer Services — 9.4%
Coinstar, Inc.*	24,168	$1,535,877
Advertising — 4.0%
National CineMedia, Inc.	42,099	644,115
Cable & Satellite — 3.3%
Knology, Inc.*	15,660	285,012
Comcast Corp. - CL A	8,500	255,085
		540,097
Education Services — 2.5%
ITT Educational Services, Inc.*	3,270	216,278
Grand Canyon Education, Inc.*	10,730	190,565
		406,843
Hotels, Restaurants & Leisure — 2.1%
Interval Leisure Group, Inc.	19,911	346,451
Multiline Retail — 1.7%
Target Corp.	4,700	273,869
Movies & Entertainment — 1.4%
The Walt Disney Co.	5,300	232,034
Internet & Catalog Retail — 1.4%
Liberty Interactive Corp. - Series A*	11,900	227,171
		4,206,457
Information Technology — 22.3%
Internet Software & Services — 6.4%
Google, Inc. - CL A*	1,219	781,672
XO Group, Inc.*	28,628	268,817
		1,050,489
Software — 5.9%
Microsoft Corp.	22,329	720,110
Oracle Corp.	7,989	232,959
		953,069
Electronic Equipment & Instruments — 3.2%
FLIR Systems, Inc.	20,410	516,577
Computers & Peripherals — 2.7%
Hewlett-Packard Co.	9,510	226,623
Dell, Inc.*	12,700	210,820
		437,443
Communications Equipment — 1.4%
Cisco Systems, Inc.	11,064	234,004
Semiconductors — 1.4%
Texas Instruments, Inc.	6,700	225,187
IT Services — 1.3%
Accenture plc - CL A	3,300	212,850
		3,629,619
Financials — 8.6%
Property & Casualty Insurance — 4.6%
Berkshire Hathaway, Inc. - CL B*	9,257	751,206
Insurance Brokers — 2.5%
Aon Corp.	8,181	401,360
Mortgage REIT's — 1.5%
Redwood Trust, Inc.	21,887	245,134
		1,397,700

	Shares	Value
Energy — 6.7%
Oil & Gas Exploration & Production — 6.7%
Southwestern Energy Co.*	28,969	$886,451
SandRidge Energy, Inc.*	25,898	202,781
		1,089,232
Health Care — 5.2%
Health Care Services — 2.8%
Laboratory Corp. of America Holdings*	2,782	254,664
Omnicare, Inc.	5,620	199,903
		454,567
Pharmaceuticals — 2.4%
Valeant Pharmaceuticals International, Inc.*	7,230	388,179
		842,746
Industrials — 2.8%
Aerospace & Defense — 1.4%
Lockheed Martin Corp.	2,595	233,187
Commercial Services & Supplies — 1.4%
Republic Services, Inc.	7,500	229,200
		462,387
Consumer Staples — 2.8%
Personal Products — 1.5%
Avon Products, Inc.	12,500	242,000
Food & Staples Retailing — 1.3%
CVS Caremark Corp.	4,810	215,488
		457,488
Total Common Stocks
(Cost $10,023,269)		12,085,629

SHORT-TERM SECURITIES — 25.7%
Wells Fargo Advantage Government Money Market Fund -
Institutional Class 0.01%(a)
(Cost $4,196,815)	4,196,815	4,196,815
Total Investments in Securities
(Cost $14,220,084)		16,282,444
Other Assets Less Other Liabilities — 0.1%		16,275
Net Assets — 100.0%		$16,298,719
Net Asset Value Per Share		$11.07

*	Non-income producing
(a)	Rate presented represents the annualized 7-day yield at March 31, 2012.

26 Weitz Funds	The accompanying notes form an integral part of these financial statements.

HICKORY FUND
PORTFOLIO MANAGERS’ DISCUSSION & ANALYSIS

Co-Portfolio Managers:
Wallace R. Weitz, CFA & Andrew S. Weitz

The Hickory Fund returned +10.3% in the first calendar quarter, compared to a +13.0% return for the Russell 2500. Equities across the board enjoyed outsized gains as investors grew confident that an economic recovery in the United States had gained momentum. Although the Fund’s absolute performance was very good, our cash position created a headwind that we did not overcome on a relative basis. Consumer-exposed businesses were primary beneficiaries of investors’ enthusiasm, driving gains in several of the Fund’s top ten holdings including Liberty Media Corp. (+13%), Liberty Interactive Corp. (+18%), National CineMedia (+25%) and Liberty Global (+21%). Takeovers, real and rumored, drove shares of Knology (+28%), Kenneth Cole Productions (+52%) and Prestige Brands (+55%) higher. SandRidge Energy (-4%) and Ascent Capital Group (-7%) were the Fund’s largest detractors due to modest moves lower in a very strong overall market environment.

For the fiscal year ended March 31, 2012, the Fund increased +3.4% compared to a +1.3% gain for the Russell 2500. It was a busy year for top contributor Liberty Media and its related companies. Liberty began as a single corporate entity with three tracking stocks and ended as two separate, standalone companies: “new” Liberty Media (+20%, comprised of the former Starz and Capital trackers) and Liberty Interactive (+19%). Structural changes aside, the operational results of Liberty’s businesses have remained solid and business value has continued to grow. Shares of cable company Knology (+41%) rose thanks to a combination of solid execution and a recent rumor the company has hired bankers to explore a potential sale. Despite the run up in its stock price, we continue to feel that Knology shares are undervalued and trust that management will not execute a transaction that short-changes existing shareholders. Lastly, long-time holding Cabela’s (+53%) had a stellar year. CEO Tommy Milner, CFO Ralph Castner and the management team have put the company on a path of expanding margins and profitably revving up square footage growth. These positives have been rewarded by investors, and we reluctantly sold our remaining position as the discount to business value closed.

SandRidge Energy (-39%) and Redwood Trust (-22%) were the largest detractors to Fund performance during the fiscal year.

SandRidge is one of the Fund’s largest and most volatile holdings, landing it frequently at the top and bottom of the performance contribution table. Despite this price volatility, we continue to believe that underlying business value is growing thanks to management’s continued execution in transforming the business from a gas focus to an oil focus. Skeptics remain concerned that SandRidge will not meet its funding targets without dilutive equity raises via asset sales and other transactions, despite the company’s demonstrated ability to have satisfied its previous financing needs. Redwood Trust continues to make slow progress in restarting the securitization market for jumbo residential mortgages, having brought the only five such deals to the market since the financial crisis. Management has also prudently put investment capital to work, accepting credit risk only where they are offered an acceptable rate of return. The government remains heavily involved in the residential mortgage market, crowding out private capital’s opportunity to invest at reasonable rates. However, we do not believe this condition to be permanent. Redwood’s cautious stewardship of capital positions them well for a more normal environment.

In addition to Cabela’s, the quarter saw the elimination of four other holdings: Mohawk Industries, which rose in conjunction with newfound enthusiasm that housing may have bottomed; Grand Canyon Education, as its differentiated model in the for profit education space became more fully appreciated; Kenneth Cole Productions as its founder announced plans to take the company private; and our shares of Energizer were called away in February as call options we had written were exercised. There were no new positions initiated during the quarter.

The Fund has been a net seller as the rally that began in October continued through the first quarter of 2012. In addition to the eliminated positions above, our more meaningful reductions included Eagle Materials, Liberty Interactive, and Coinstar as their discounts to business values narrowed. Partially offsetting these sales, we continued adding to our holdings of FLIR Systems and Iconix Brand Group.

The Hickory Fund invests in our firm’s best smaller company ideas. The Fund’s weighted average market cap is approximately $4 billion, reflecting Hickory’s diverse mix of mid-cap and small-cap stocks. The Fund remains relatively concentrated, with the ten largest positions accounting for 39% of net assets. Hickory’s residual cash position was 25% of net assets at quarter end.

New and Eliminated Securities for Quarter Ended March 31, 2012
New Purchases ($mil)	Eliminations ($mil)
None	Mohawk Industries	$5.1
	Cabela’s	4.8
	Grand Canyon Education	4.4
	Energizer Holdings	4.0
	Kenneth Cole Productions	1.7

weitzfunds.com 27

HICKORY FUND
PERFORMANCE • (UNAUDITED)

	Total Returns		Average Annual Total Returns
	3 Mos.	1 Year	3 Year	5 Year	10 Year	15 Year
Hickory	10.3%	3.4%	29.2%	1.6%	5.1%	8.4%
Russell 2500	13.0	1.3	28.4	3.0	7.5	8.9
Russell 2500 Value	11.5	0.1	27.1	1.0	7.5	9.5
S&P 500	12.6	8.5	23.4	2.0	4.1	6.1

Growth of $10,000
This chart depicts the change in the value of a $10,000 investment in the Hickory Fund for the period March 31, 2002 through March 31, 2012, as compared with the growth of the Russell 2500 and Standard & Poor’s 500 Indices during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

Effective June 30, 2008, the Hickory Fund adopted its current principal investment strategy of investing the majority of its assets in smaller and medium sized companies, those with a market capitalization of less than $10 billion at the time of purchase.

The following chart depicts the change in the value of $10,000 investment in the Hickory Fund for the period June 30, 2008 through March 31, 2012, as compared with the growth of the Russell 2500 Index during the same period.

Year	Hickory (1)	S&P 500 (2)	Relative Results (1)-(2)
1993 (4/1/93)	20.3%	5.5%	14.8%
1994	-17.3	1.3	-18.6
1995	40.5	37.6	2.9
1996	35.3	23.0	12.3
1997	39.2	33.4	5.8
1998	33.0	28.6	4.4
1999	36.7	21.0	15.7
2000	-17.2	-9.1	-8.1
2001	-4.6	-11.9	7.3
2002	-29.3	-22.1	-7.2
2003	47.9	28.7	19.2
2004	22.6	10.9	11.7
2005	-0.2	4.9	-5.1
2006	22.8	15.8	7.0
2007	-13.1	5.5	-18.6
2008	-41.6	-37.0	-4.6
2009	36.5	26.5	10.0
2010	38.7	15.1	23.6
2011	1.5	2.1	-0.6
2012 (3/31/12)	10.3	12.6	-2.3
Since Inception:
Cumulative
Return	538.2	351.1	187.1
Avg. Annual
Return	10.2	8.2	2.0

Year	Hickory (1)	Russell 2500 (2)	Relative Results (1)-(2)
2008 (7/1/08)	-28.9%	-31.2%	2.3%
2009	36.5	34.4	2.1
2010	38.7	26.7	12.0
2011	1.5	-2.5	4.0
2012 (3/31/12)	10.3	13.0	-2.7
Since 7/1/08:
Cumulative
Return	50.7	29.0	21.7
Avg. Annual
Return	11.5	7.0	4.5

These performance numbers reflect the deduction of the Fund’s annual operating expenses which as stated in its most recent Prospectus are 1.28% of the Fund’s net assets. The returns assume redemption at the end of each period and reinvestment of dividends. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses by the Adviser. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/performance/monthly.asp.

See page 4 for additional performance disclosures. See page 82 for a description of all indices.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

 28 Weitz Funds

HICKORY FUND
PORTFOLIO PROFILE • (UNAUDITED)

Top Ten Stocks
Liberty Media Corp. - Liberty Capital - Series A	5.1%
SandRidge Energy, Inc.	4.6
Liberty Interactive Corp. - Series A	3.9
Omnicare, Inc.	3.8
Live Nation Entertainment, Inc.	3.7
Redwood Trust, Inc.	3.6
National CineMedia, Inc.	3.5
Ascent Capital Group, Inc. - CL A	3.5
Laboratory Corp. of America Holdings	3.5
Liberty Global, Inc. - Series C	3.3
% of Net Assets	38.5%

Industry Sectors
Consumer Discretionary	32.2%
Financials	11.7
Materials	8.0
Health Care	7.3
Energy	4.6
Information Technology	4.3
Industrials	3.5
Consumer Staples	2.5
Telecommunication Services	0.7
Short-Term Securities/Other	25.2
Net Assets	100.0%

Top Performers for Quarter Ended March 31, 2012
Security Name	QTD Return of Security	Average Weight in Portfolio	Contribution to Fund Performance
Eagle Materials, Inc.	35.4%	2.3%	0.85%
National CineMedia, Inc.	25.2	3.4	0.79
Liberty Interactive Corp. - Series A	17.8	4.3	0.78
Knology, Inc.	28.2	3.0	0.76
Liberty Media Corp. - Liberty Capital - Series A	12.9	5.4	0.74

Contributions to Fund performance are based on actual daily holdings. Securities may have been bought or sold during the quarter.

Source: FactSet Portfolio Analytics

Bottom Performers for Quarter Ended March 31, 2012
Security Name	QTD Return of Security	Average Weight in Portfolio	Contribution to Fund Performance
Ascent Capital Group, Inc. - CL A	(6.8)%	4.0%	(0.24)%
SandRidge Energy, Inc.	(4.0)	4.8	(0.15)
Willis Group Holdings Ltd.	(9.2)	1.2	(0.11)

Contributions to Fund performance are based on actual daily holdings. Securities may have been bought or sold during the quarter.
Source: FactSet Portfolio Analytics

weitzfunds.com 29

HICKORY FUND
SCHEDULE OF INVESTMENTS • MARCH 31, 2012

COMMON STOCKS — 74.8%	Shares	Value
Consumer Discretionary — 32.2%
Cable & Satellite — 6.9%
Liberty Global, Inc. - Series C*	230,000	$11,014,700
Knology, Inc.*	590,000	10,738,000
CIBL, Inc.#	1,005	1,180,875
		22,933,575
Broadcasting — 6.3%
Liberty Media Corp. -
Liberty Capital - Series A*	190,000	16,748,500
Cumulus Media, Inc. - CL A*	1,200,000	4,188,000
		20,936,500
Internet & Catalog Retail — 3.9%
Liberty Interactive Corp. - Series A*	670,000	12,790,300
Movies & Entertainment — 3.7%
Live Nation Entertainment, Inc.*	1,301,100	12,230,340
Advertising — 3.5%
National CineMedia, Inc.	750,000	11,475,000
Hotels, Restaurants & Leisure — 3.2%
Interval Leisure Group, Inc.	600,000	10,440,000
Textiles, Apparel & Luxury Goods — 2.8%
Iconix Brand Group, Inc.*	525,000	9,124,500
Specialized Consumer Services — 1.9%
Coinstar, Inc.* (c)	100,000	6,355,000
		106,285,215
Financials — 11.7%
Insurance Brokers — 5.5%
Aon Corp.	190,000	9,321,400
Brown & Brown, Inc.	230,000	5,469,400
Willis Group Holdings Ltd.	100,000	3,498,000
		18,288,800
Mortgage REIT's — 3.6%
Redwood Trust, Inc.	1,070,000	11,984,000
Property & Casualty Insurance — 2.1%
CNA Financial Corp.	230,000	6,745,900
Thrifts & Mortgage Finance — 0.5%
Tree.com, Inc.*	200,000	1,520,000
		38,538,700
Materials — 8.0%
Construction Materials — 6.5%
Martin Marietta Materials, Inc.	110,000	9,419,300
Eagle Materials, Inc.	175,000	6,081,250
Texas Industries, Inc.	172,400	6,035,724
		21,536,274
Metals & Mining — 1.5%
Compass Minerals International, Inc.	70,000	5,021,800
		26,558,074
Health Care — 7.3%
Health Care Services — 7.3%
Omnicare, Inc.	355,000	12,627,350
Laboratory Corp. of America Holdings*	125,000	11,442,500
		24,069,850
Energy — 4.6%
Oil & Gas Exploration & Production — 4.6%
SandRidge Energy, Inc.*	1,950,000	15,268,500

	Principal
	amount
	or shares	Value
Information Technology — 4.3%
Electronic Equipment & Instruments — 2.5%
FLIR Systems, Inc.	330,000	$8,352,300
Internet Software & Services — 1.8%
XO Group, Inc.*	640,000	6,009,600
		14,361,900
Industrials — 3.5%
Commercial Services & Supplies — 3.5%
Ascent Capital Group, Inc. - CL A*	242,500	11,467,825
Consumer Staples — 2.5%
Personal Products — 2.5%
Prestige Brands Holdings, Inc.*	350,000	6,118,000
Avon Products, Inc.	102,700	1,988,272
		8,106,272
Telecommunication Services — 0.7%
Diversified Telecommunication Services — 0.7%
LICT Corp.* #	1,005	2,160,750
ICTC Group, Inc. - CL A* #	13,065	146,328
		2,307,078
Total Common Stocks
(Cost $188,950,367)		246,963,414

SHORT-TERM SECURITIES — 25.9%
Wells Fargo Advantage Government Money Market Fund -
Institutional Class 0.01%(a)	3,149,446	3,149,446
U.S. Treasury Bills, 0.01% to 0.11%,
4/05/12 to 5/31/12(b)	$82,500,000	82,495,870
Total Short-Term Securities
(Cost $85,644,799)		85,645,316
Total Investments in Securities
(Cost $274,595,166)		332,608,730
Options Written — (0.1%)		(208,750)
Other Liabilities in Excess of Other Assets — (0.6%)		(2,143,043)
Net Assets — 100.0%		$330,256,937
Net Asset Value Per Share		$42.53

OPTIONS WRITTEN*	Expiration date/ Strike price	Shares subject to option	Value
Covered Call Options
Coinstar, Inc.	April 2012 / $62.50	25,000	$(62,500)
Coinstar, Inc.	July 2012 / $62.50	25,000	(146,250)

Total Options Written
(premiums received $214,276)			$(208,750)

*	Non-income producing
#	Illiquid and/or restricted security that has been fair valued.
(a)	Rate presented represents the annualized 7-day yield at March 31, 2012.
(b)	Interest rates presented represent the yield to maturity at the date of purchase.
(c)	Fully or partially pledged on outstanding written options.

30 Weitz Funds	The accompanying notes form an integral part of these financial statements.

BALANCED FUND
PORTFOLIO MANAGER’S DISCUSSION & ANALYSIS

Portfolio Manager: Bradley P. Hinton, CFA
The Balanced Fund returned +7.5% in the first calendar quarter, compared to a +7.8% return for the Blended Index. Virtually all of our stocks rose during the quarter, most by more than ten percent. Top contributor Coinstar increased more than 30% on strong results at its Redbox division. We sold the stock as it approached our conservative value estimate after the solid quarterly report. Microsoft returned +25%, yet we think the company’s prospects remain underappreciated by investors. National CineMedia (+25%) bounced back as the 2012 advertising market outlook brightened. Eagle Materials (+35%) continued to recover as cement and wallboard volumes strengthened and prices firmed. Bonds posted lackluster returns as interest rates rose modestly, and our continued defensive positioning kept the Fund out of any trouble.

For the fiscal year ended March 31, 2012, the Fund gained 6.2% compared to a 7.5% gain for the Blended Index. Our stocks on balance materially outperformed the broader market. Consumer staples companies were among the Fund’s best performers. Global leaders Anheuser-Busch InBev (beer, +29% for the fiscal year) and Diageo (spirits, +31%) grew earnings and business value as their strong brands resonated around the world. We bought a few stocks during last summer’s market swoon that made an immediate impact. Walt Disney and Valeant Pharmaceuticals are each up roughly 40 percent from our average cost, and both remain core holdings. Other notable contributors for the fiscal year included Microsoft (+30%), CVS Caremark (+32%) and Comcast (+30%).

The Fund’s energy and financial stocks detracted from results for the fiscal year. Apache Corporation (-23%) declined in part due to concerns about its Egyptian natural gas operations. Despite the political upheaval, the globally diversified company has not experienced any operating disruptions to date. Southwestern Energy (-29%) fell as prices for U.S. natural gas collapsed throughout the year. While the near-term environment is challenging, we think both of these energy businesses have strong multi-year outlooks. In the financial sector, Redwood Trust (-22%) and the insurance brokers posted negative returns. Redwood is well positioned to play a large role when the government inevitably reduces its massive support of the residential mortgage market. Aon continued to make slow but steady forward progress. The company should benefit over time from global economic growth and healthier insurance market pricing. Finally, our bonds delivered muted returns in a relatively strong market due to our intentionally conservative positioning.

While we did not buy any new stocks in the first quarter, we did add significantly to our holdings of FLIR Systems. FLIR makes infrared and thermal imaging equipment for commercial and military customers. The company has an enviable combination of investment attributes. FLIR enjoys an excellent competitive position within growing end markets, the business generates very high margins, returns on capital and free cash flows, and the company is run by a management team with equal measures of operational expertise and capital allocation acumen. Defense spending cutbacks will dampen growth in 2012, but FLIR is one of our favorites over the next five years.

We were net sellers again during the quarter. As mentioned, we sold Coinstar as the stock approached our conservative value estimate. Paul Davis and his team have done a terrific job of building business value, and we thank them for turning Coinstar into one of the Fund’s top all-time contributors. We also eliminated Texas Industries late in the quarter as investors bid up most construction-related stocks. While Texas Industries still has tremendous upside potential, we are less comfortable with the company’s downside profile due to its financial leverage. Finally, we sold Grand Canyon Education at a modest gain. While Grand Canyon’s company-specific outlook is better than most, we are increasingly concerned about rising competitive intensity throughout the industry. We no longer have any investments in for-profit education in the Fund.

Our resulting asset allocation is increasingly cautious. The Fund’s equity weighting is 48%, the lowest it has been in some time. We have been playing offense for the better part of three years, and the Fund’s 18% annual returns over that time frame have bested the Blended Index and most peers. Now, we think it is time to be more selective as valuations are simply less compelling. Stocks are relatively more interesting than bonds, but they are not as absolutely cheap as they were in March 2009 or even October 2011. Can we still earn adequate longer-term returns on our investments from today’s price levels? Certainly, but we also believe that patience and discipline will be amply rewarded over time.

We have just 18% of the Fund invested in a portfolio of shorter maturity, higher quality bonds, with the heaviest weighting to corporate issues. New purchases included short-dated Wrigley and DIRECTV Holdings bonds. To use a baseball analogy, these bonds are akin to fouling off pitches while we look for more rewarding opportunities. Warren Buffett often writes of waiting for fat pitches. We will see fastballs down the middle again someday. When that time comes, we have cash and short-term reserves equal to 34% of net assets to take advantage.

New and Eliminated Stocks for Quarter Ended March 31, 2012
New Purchases ($mil)	Eliminations ($mil)

None	Coinstar	$2.0
	Texas Industries	1.4
	Grand Canyon Education	1.1

weitzfunds.com 31

BALANCED FUND
PERFORMANCE • (UNAUDITED)

	Total Returns		Average Annual Total Returns
	3 Mos.	1 Year	3 Year	5 Year	Since Inception
Balanced Fund	7.5%	6.2%	18.2%	2.5%	5.1%
Blended Index	7.8	7.5	16.4	3.5	5.6
S&P 500	12.6	8.5	23.4	2.0	6.3
Barclays Intermediate Credit	0.6	6.1	5.9	5.7	4.5

Growth of $10,000
This chart depicts the change in the value of a $10,000 investment in the Balanced Fund for the period October 1, 2003 through March 31, 2012, as compared with the growth of the Blended Index during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

Year	Balanced (1)	Blended (2)	Relative Results (1)-(2)
2003 (10/1/03)	3.8%	7.3%	-3.5%
2004	11.8	7.7	4.1
2005	1.7	3.6	-1.9
2006	14.3	11.1	3.2
2007	-5.3	6.2	-11.5
2008	-26.8	-20.2	-6.6
2009	28.8	18.0	10.8
2010	15.7	11.4	4.3
2011	2.3	3.6	-1.3
2012 (3/31/12)	7.5	7.8	-0.3
Since Inception:
Cumulative
Return	53.2	58.8	-5.6
Avg. Annual
Return	5.1	5.6	-0.5

These performance numbers reflect the deduction of the Fund’s annual operating expenses which as stated in its most recent Prospectus are 1.15% of the Fund’s net assets. The returns assume redemption at the end of each period and reinvestment of dividends. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses by the Adviser. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/performance/monthly.asp.

See page 4 for additional performance disclosures. See page 82 for a description of all indices.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

32 Weitz Funds

BALANCED FUND
PORTFOLIO PROFILE • (UNAUDITED)

Top Ten Stocks
Berkshire Hathaway, Inc. - CL B	2.5%
Valeant Pharmaceuticals International, Inc.	2.4
Laboratory Corp. of America Holdings	2.4
Anheuser-Busch InBev SA/NV - Sponsored ADR	2.3
Aon Corp.	2.2
Google, Inc. - CL A	2.2
Martin Marietta Materials, Inc.	2.0
FLIR Systems, Inc.	2.0
Redwood Trust, Inc.	1.9
United Parcel Service, Inc. - CL B	1.8
% of Net Assets	21.7%

Industry Sectors
Information Technology	9.1%
Consumer Discretionary	8.8
Financials	7.9
Consumer Staples	6.3
Health Care	6.0
Industrials	3.8
Materials	3.4
Energy	2.3
Total Common Stocks	47.6
Short-Term Securities/Other	34.1
Corporate Bonds	11.2
Mortgage-Backed & Asset-Backed Securities	4.4
Government Agency	2.3
Taxable Municipal Bonds	0.4
Total Bonds & Short-Term Securities	52.4
Net Assets	100.0%

Top Performers for Quarter Ended March 31, 2012
Security Name	QTD Return of Security	Average Weight in Portfolio	Contribution to Fund Performance
Coinstar, Inc.	39.2%	1.2%	0.69%
Microsoft Corp.	25.1	2.3	0.60
National CineMedia, Inc.	25.2	2.0	0.51
Eagle Materials, Inc.	35.4	1.2	0.44
Anheuser-Busch InBev SA/NV - Sponsored ADR	19.2	2.4	0.43

Contributions to Fund performance are based on actual daily holdings. Securities may have been bought or sold during the quarter.
Source: FactSet Portfolio Analytics

Bottom Performers for Quarter Ended March 31, 2012
Security Name	QTD Return of Security	Average Weight in Portfolio	Contribution to Fund Performance
Google, Inc. - CL A	(0.7)%	2.2%	(0.03)%
Freddie Mac 3.44% 3/02/16	(0.5)	1.6	(0.01)
Fannie Mae 2.815% 2/24/15	(0.3)	1.8	(0.01)
Markel Corp. 6.8% 2/15/13	(0.7)	0.9	(0.01)
DIRECTV Holdings 7.625% 5/15/16	(0.8)	0.5	(0.01)

Contributions to Fund performance are based on actual daily holdings. Securities may have been bought or sold during the quarter.
Source: FactSet Portfolio Analytics

weitzfunds.com 33

BALANCED FUND
SCHEDULE OF INVESTMENTS • MARCH 31, 2012

COMMON STOCKS — 47.6%	Shares	Value
Information Technology — 9.1%
Internet Software & Services — 2.2%
Google, Inc. - CL A*	3,000	$1,923,720
Electronic Equipment & Instruments — 2.0%
FLIR Systems, Inc.	70,000	1,771,700
Software — 1.5%
Microsoft Corp.	40,000	1,290,000
Semiconductors — 1.3%
Texas Instruments, Inc.	35,000	1,176,350
IT Services — 1.2%
Accenture plc - CL A	16,000	1,032,000
Computers & Peripherals — 0.9%
Dell, Inc.*	50,000	830,000
		8,023,770
Consumer Discretionary — 8.8%
Advertising — 2.8%
National CineMedia, Inc.	100,000	1,530,000
Omnicom Group, Inc.	20,000	1,013,000
		2,543,000
Movies and Entertainment — 1.6%
The Walt Disney Co.	32,000	1,400,960
Cable & Satellite — 1.5%
Comcast Corp. - CL A Special	45,000	1,327,950
Multiline Retail — 1.5%
Target Corp.	22,500	1,311,075
Internet & Catalog Retail — 1.4%
Liberty Interactive Corp. - Series A*	65,000	1,240,850
		7,823,835
Financials — 7.9%
Property & Casualty Insurance — 2.5%
Berkshire Hathaway, Inc. - CL B*	27,000	2,191,050
Insurance Brokers — 2.2%
Aon Corp.	40,000	1,962,400
Mortgage REIT's — 1.9%
Redwood Trust, Inc.	150,000	1,680,000
Commercial Banks — 1.3%
Wells Fargo & Co.	35,000	1,194,900
		7,028,350
Consumer Staples — 6.3%
Beverages — 3.8%
Anheuser-Busch InBev SA/NV -
Sponsored ADR	27,500	1,999,800
Diageo plc - Sponsored ADR	14,000	1,351,000
		3,350,800
Food & Staples Retailing — 2.5%
CVS Caremark Corp.	30,000	1,344,000
Wal-Mart Stores, Inc.	14,000	856,800
		2,200,800
		5,551,600
Health Care — 6.0%
Health Care Services — 3.6%
Laboratory Corp. of America Holdings*	23,000	2,105,420
Omnicare, Inc.	30,000	1,067,100
		3,172,520
Pharmaceuticals — 2.4%
Valeant Pharmaceuticals International, Inc.*	40,000	2,147,600
		5,320,120

	Shares	Value
Industrials — 3.8%
Air Freight & Logistics — 1.8%
United Parcel Service, Inc. - CL B	20,000	$1,614,400
Commercial Services & Supplies — 1.0%
Republic Services, Inc.	30,000	916,800
Aerospace & Defense — 1.0%
Lockheed Martin Corp.	10,000	898,600
		3,429,800
Materials — 3.4%
Construction Materials — 3.0%
Martin Marietta Materials, Inc.	21,000	1,798,230
Eagle Materials, Inc.	25,000	868,750
		2,666,980
Metals & Mining — 0.4%
Compass Minerals International, Inc.	5,000	358,700
		3,025,680
Energy — 2.3%
Oil & Gas Exploration & Production — 2.3%
Apache Corp.	12,000	1,205,280
Southwestern Energy Co.*	25,000	765,000
		1,970,280
Total Common Stocks
(Cost $31,661,397)		42,173,435

CORPORATE BONDS — 11.2%	Principal amount	Value
American Express Credit Corp.
7.3% 8/20/13	$650,000	703,604
Comcast Corp.
6.5% 1/15/15	300,000	342,539
4.95% 6/15/16	193,000	216,991
10.875% 11/15/16
(Universal City Development)	200,000	239,017
Dell, Inc.
5.625% 4/15/14	250,000	274,231
DIRECTV Holdings
7.625% 5/15/16	500,000	524,210
Hewlett-Packard Co.
6.0% 8/01/13	670,000	712,292
4.75% 6/02/14	750,000	802,739
JP Morgan Chase & Co.
4.75% 5/01/13	100,000	104,172
1.65% 9/30/13	750,000	757,710
Liberty Interactive LLC
5.7% 5/15/13	750,000	780,000
Markel Corp.
6.8% 2/15/13	750,000	772,766
Mohawk Industries, Inc.
7.2% 4/15/12	500,000	500,625
Time Warner Cable, Inc.
5.4% 7/02/12	250,000	252,870
7.5% 4/01/14	120,000	135,132
TE Connectivity Ltd.
5.95% 1/15/14	449,000	480,240
WellPoint, Inc.
6.0% 2/15/14	250,000	272,277

34 Weitz Funds	The accompanying notes form an integral part of these financial statements.

	Principal
	amount	Value
Wells Fargo & Co.
4.375% 1/31/13	750,000	$773,245
0.9171% 11/03/14 (Wachovia Bank)
Floating Rate Security	550,000	536,243
0.7076% 5/16/16 Floating Rate Security	250,000	238,419
WM Wrigley Jr. Co.
3.05% 6/28/13(d)	500,000	507,343
Total Corporate Bonds
(Cost $9,522,216)		9,926,665

MORTGAGE-BACKED SECURITIES — 3.8% (c)(c)
Federal Home Loan Mortgage Corporation — 0.5%
Collateralized Mortgage Obligations — 0.5%
2831 CL AB — 5.0% 2018 (0.4 years)	26,664	27,033
2542 CL LD — 5.0% 2022 (0.5 years)	85,100	86,390
2926 CL AB — 5.0% 2019 (0.6 years)	115,605	118,186
2627 CL LE — 3.0% 2017 (0.9 years)	168,582	171,493
		403,102
Federal National Mortgage Association — 1.7%
Collateralized Mortgage Obligations — 1.0%
2005-59 CL PB — 5.5% 2028 (0.1 years)	48,617	48,598
2002-91 CL QG — 5.0% 2018 (1.9 years)	390,769	419,909
2003-9 CL DB — 5.0% 2018 (1.9 years)	391,921	421,570
		890,077
Pass-Through Securities — 0.7%
995755 — 4.5% 2024 (2.7 years)	192,766	206,498
AB1769 — 3.0% 2025 (3.7 years)	422,356	439,628
		646,126
		1,536,203
Non-Government Agency — 1.6%
Collateralized Mortgage Obligations — 1.6%
CDMC 2003-7P CL A4 — 3.324837% 2017
(Adjustable Rate) (0.1 years)(d)	14,603	14,576
SEMT 2010-H1 CL A1 — 3.75% 2040
(0.9 years)	548,150	561,749
SEMT 2011-1 CL A1 — 4.125% 2041
(1.2 years)	240,508	246,820
Chase 2004-S1 CL A6 — 4.5% 2019
(1.7 years)	107,278	102,721
SEMT 2012-1 CL 1A1 — 2.865% 2042
(4.4 years)	492,532	500,380
		1,426,246
Total Mortgage-Backed Securities
(Cost $3,226,018)		3,365,551

ASSET-BACKED SECURITIES — 0.6%
Cabela's Master Credit Card Trust 2011-2A CL A2
0.84175% 2019 Floating Rate Security
(4.2 years)(d)	500,000	504,329
(Cost $500,000)

	Principal
TAXABLE MUNICIPAL	amount
BONDS — 0.4%	or shares	Value
University of California 4.85% 5/15/13
(Cost $299,513)	300,000	$314,406

GOVERNMENT AGENCY — 2.3%
Fannie Mae
1.5% 6/18/14(e)	2,000,000	2,004,610
(Cost $2,005,142)

SHORT-TERM SECURITIES — 34.3%
Wells Fargo Advantage Government Money Market Fund -
Institutional Class 0.01%(a)	904,032	904,032
U.S. Treasury Bills, 0.02% to 0.09%,
4/05/12 to 5/31/12(b)	$29,500,000	29,499,148
Total Short-Term Securities
(Cost $30,402,947)		30,403,180
Total Investments in Securities
(Cost $77,617,233)		88,692,176
Other Liabilities in Excess of Other Assets — (0.2%)		(161,051)
Net Assets — 100.0%		$88,531,125
Net Asset Value Per Share		$12.39

*	Non-income producing
(a)	Rate presented represents the annualized 7-day yield at March 31, 2012.
(b)	Interest rates presented represent the yield to maturity at the date of purchase.
(c)	Number of years indicated represents estimated average life of mortgage-backed securities.
(d)
Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

(e)	Security is a “step-up” bond where the coupon rate increases or steps up at predetermined date. Coupon rate presented represents the rate at March 31, 2012.

The accompanying notes form an integral part of these financial statements.	weitzfunds.com 35

SHORT-INTERMEDIATE INCOME FUND
PORTFOLIO MANAGER’S DISCUSSION & ANALYSIS

Portfolio Manager: Thomas D. Carney, CFA

The Short-Intermediate Income Fund-Institutional Class returned +1.5% in the first calendar quarter, compared to a +0.6% return for the Barclays Capital Intermediate U.S. Government/Credit Index (BCIGC), our Fund’s primary benchmark. For the fiscal year ended March 31, 2012, the Short-Intermediate Income Fund-Institutional Class’ total return was +2.9%, compared to a +6.1% return for the BCIGC.

The performance page following this discussion shows returns for our Fund’s Institutional Class (after deducting fees and expenses) over various holding periods and returns for three Barclays Capital U.S. Government/Credit Indexes (Intermediate, 1-5 year and 1-3 year) for comparison purposes.

Fiscal 2012 Review
U.S. Treasury bonds were the performance champions in the past year despite a debt ceiling standoff that nearly shut down the government. This standoff was followed closely by a downgrade of the U.S.’s coveted AAA rating by Standard and Poor’s. These headlines were overshadowed, though, by continued concerns about the underlying health of the American economy and even larger fears of a Euro-Zone meltdown. These fears drove investors to the still “safe haven” of U.S. Government bonds. Record books were rewritten as Treasury yields established ever lower lows with the 10-year Treasury falling below 1.7% at one point in the past year. Jim Grant of Grant’s Interest Rate Observer cleverly described the state of the Treasury market in a recent newsletter titled “They ask for nothing.” Mr. Grant’s observation is most evident in the principal maturity range or opportunity set for our Fund of under five years where Treasury bonds yield less than one-percent at fiscal year end (March 31). While affording investors the comfort of return of principal (a key goal for our Fund), we continue to believe that “nothing percent” U.S. Treasury bonds have little investment merit.

Corporate bonds and other credit sensitive securities were buffeted throughout the year, principally by events in Europe. Overall results were quite positive as corporate bonds benefited from the strong rally in U.S. Government bonds. Corporate bonds were unable, however, to keep pace with their Treasury counterparts as spreads (the extra yield investors demand above U.S. Treasuries as compensation to own corporate bonds) widened over the course of the year. Credit spreads reached their widest point in the December quarter as the European crisis, centered on Greece, intensified. Spreads then narrowed in the last quarter of the fiscal year as European fears abated and in response to strengthening U.S. economic activity. A broad measure of corporate bond spreads composed by Merrill Lynch increased to 192 basis points as of March 31, up 42 basis points year over year (a basis point represents one one-hundredth of a percentage point).

Our portfolio performed reasonably well in the past fiscal year despite trailing the BCIGC, our Fund’s primary benchmark. Our Fund’s shorter average maturity and duration and lack of Treasury bond exposure greater than one year in maturity were the principal reasons for trailing the index results. Turning to portfolio metrics as compared to a year ago, the average maturity of our Fund has declined to 3.0 from 3.7 years. The duration has declined to 1.9 from 2.3 years, and the average coupon has increased to 4.1% from 3.9%.

Principal contributors to our Fund’s results came from every component of our corporate bond investments. The decline of U.S. Treasury yields (the base rate used to price corporate bonds) more than offset any year-over-year spread widening. The result was price gains for nearly all of our investments which added to the coupon income we earned on our bonds. Key contributors in the investment grade segment (the largest) of our Fund included bonds issued by Bank of America Corp., JP Morgan Chase, Wells Fargo, Swiss RE, Aon Corp., Willis North America and Vornado Realty. Our Fund’s non-investment grade holdings, currently about 9.4% of Fund net assets, also performed well as improving credit fundamentals of many of our investments continued to unfold. Key contributors in this segment included the bonds issued by Mohawk Industries, QVC Inc., Vulcan Materials, and USG Corporation. Overall, our corporate bond weighting increased to 41.1% from 34.5% a year ago.

Mortgage-Backed Securities (MBS), currently 35.4% of Fund net assets, also added to our results in the past year. Our mortgage investments are primarily focused in Fannie Mae and Freddie Mac MBS that we selected based on specific characteristics we believe mitigate the risk of higher prepayment levels. More importantly, we have also sought to minimize extension risk (the possibility the average life of our investments lengthens meaningfully beyond our original assumptions) with these investments should interest rates rise.

36 Weitz Funds

The first part of the current quarter witnessed the highest capital deployment as credit spreads remained near the widest of the past year. New investments to highlight include additions to the Fund’s floating rate note investments, now approximately 4% of Fund assets. Our floating rate investments primarily consist of 2- to 4-year notes issued by JP Morgan and Wells Fargo, two diversified financial service companies we believe possess conservative credit cultures and strong managements focused on profitable growth while protecting their companies’ balances sheets. Floating rate securities currently provide nearly all the coupon return of comparable fixed-rate securities while affording us cash return upside if/when short-term interest rates normalize. We hope to add similar investments should both credit metrics and price (i.e. spread) align. We also increased current portfolio holdings by adding Host Hotels 3-year, Met Life 3-year, Comcast 4-year and Wrigley 1- and 2-year bonds. New corporate investments to the Fund this quarter include Ford FUEL 4-year, BHP-Petrohawk 3-year, and Valeant Pharmaceuticals 4-year bonds.

In the mortgage-backed securities segment, we added very seasoned (mortgages originated greater than 6 years ago), higher coupon (5% and greater) securities issued by Fannie Mae and Freddie Mac that we believe will generate high quality cash flows at reasonable-to-good spreads over an estimated 2- to 5-year average life. Since mortgages can be prepaid at any time, some key considerations in selecting these investments were their ability to withstand high prepayment rates, especially those anticipated by recent regulatory efforts like the administration’s Home Affordable Refinance Program (HARP). As important, if not more so, we also perform stress tests on any MBS (mortgage-backed securities) investment in order to minimize extension risk.

In MBS, we also participated in two non-agency residential securitizations sponsored by Redwood Trust, whose common stock our Fund owns. Redwood Trust remains uniquely positioned to take advantage of the eventual decline of massive government support (currently over 90%) of the residential mortgage market. Redwood’s market opportunity is large (nearly $10 trillion) and they continue to build their franchise so as to play a large role in the private finance of residential mortgages. We expect our investments in Redwood’s MBS (issued under Sequoia Mortgage Trust) to generate high-quality cash flows over their expected 3- to 5-year average lives.

Outlook
Today’s investment landscape in fixed income remains increasingly challenging. Nominal interest rates on U.S. Treasuries, both short and long term, are being manipulated by monetary policy and remain artificially low. The benefit of spread compression for credit sensitive investments is, we believe, in the “late innings.” Inflation, the bond investor’s boogeyman, remains stubbornly above 2 percent, leaving little room for real (after inflation) returns. Whether our current commodity-based inflation leaks into the broader economy and investor expectations is currently debatable. We remain wary, though, of the inflationary implications of the continued enormous deficit spending to support the economic recovery. The eventual impact of unwinding the Federal Reserve’s massive balance sheet from multiple rounds of quantitative easing might also cause unintended inflationary consequences. Therefore, we expect to continue to position the Fund defensively relative to interest rate exposure while we patiently seek out areas of opportunity. We will continue to invest one security at a time, relying on a fundamental research-based investment approach and are well positioned to take advantage of any market weakness.

weitzfunds.com 37

SHORT-INTERMEDIATE INCOME FUND
PERFORMANCE • (UNAUDITED)

	Total Return		Average Annual Total Returns
	3 Mos.	1 Year	3 Year	5 Year	10 Year	15 Year	20 Year
Short-Intermediate Income Fund – Institutional Class	1.5%	2.9%	5.6%	5.2%	4.6%	5.4%	5.5%
Barclays Capital Indexes:
Intermediate U.S. Government/Credit	0.6	6.1	5.9	5.7	5.3	5.9	6.1
1-5 Year U.S. Government/Credit	0.5	3.4	3.9	4.6	4.4	5.2	5.4
1-3 Year U.S. Government/Credit	0.4	1.8	2.7	3.8	3.7	4.6	4.9

Growth of $10,000
This chart depicts the change in the value of a $10,000 investment in the Short-Intermediate Income Fund – Institutional Class for the period March 31, 2002 through March 31, 2012, as compared with the growth of the Barclays Intermediate Index during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

Year	Short- Int. (1)		Barclays Interm. (2)		Relative Results (1)-(2)
1988 (12/23/88)	N/A	%	N/A	%	N/A	%
1989	9.1		12.8		-3.7
1990	9.1		9.2		-0.1
1991	11.2		14.6		-3.4
1992	5.5		7.2		-1.7
1993	8.1		8.8		-0.7
1994	-2.4		-1.9		-0.5
1995	15.7		15.3		0.4
1996	4.4		4.0		0.4
1997	8.6		7.9		0.7
1998	6.8		8.4		-1.6
1999	0.9		0.4		0.5
2000	9.7		10.1		-0.4
2001	8.5		9.0		-0.5
2002	4.2		9.8		-5.6
2003	6.3		4.3		2.0
2004	2.6		3.0		-0.4
2005	1.6		1.6		0.0
2006	4.0		4.1		-0.1
2007	6.1		7.4		-1.3
2008	2.3		5.1		-2.8
2009	10.8		5.2		5.6
2010	4.7		5.9		-1.2
2011	2.1		5.8		-3.7
2012 (3/31/12)	1.5		0.6		0.9
Since Inception:
Cumulative
Return	288.9		355.7		-66.8
Avg. Annual
Return	6.0		6.7		-0.7

These performance numbers reflect the deduction of the Fund’s Institutional Class annual operating expenses which as stated in its most recent Prospectus are 0.65% of the Fund’s net assets. The returns assume redemption at the end of each period and reinvestment of dividends. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses by the Adviser. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/performance/monthly.asp.

See page 4 for additional performance disclosures. See page 82 for a description of all indices.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

38 Weitz Funds

SHORT-INTERMEDIATE INCOME FUND
PORTFOLIO PROFILE • (UNAUDITED)

Credit Quality(a)
U.S. Treasury	14.1%
U.S. Government Agency Mortgage Related Securities(b)	32.5
Aaa/AAA	3.5
Aa/AA	7.1
A/A	8.9
Baa/BBB	21.4
Ba/BB	6.6
B/B	1.3
Common Stocks	1.5
Cash & Other	3.1
Net Assets	100.0%

Sector Breakdown
Corporate Bonds	41.1%
Mortgage-Backed Securities	35.4
Short-Term Securities/Other	10.0
U.S. Treasury	7.2
Government Agency	3.0
Common Stocks	1.5
Taxable Municipal Bonds	1.1
Asset-Backed Securities	0.7
Net Assets	100.0%

Financial Attributes
Average Maturity	3.0 years
Average Duration	1.9 years
Average Coupon	4.1%
30-Day SEC Yield at 3-31-12 - Institutional Class	1.8%
30-Day SEC Yield at 3-31-12 - Investor Class	1.6%

Five Largest Corporate Issuers(c)
Wells Fargo & Co.	3.6%
JP Morgan Chase & Co.	3.4
Markel Corp.	2.4
MetLife, Inc.	2.2
Mohawk Industries, Inc.	2.1

Maturity Distribution
Short-Term Securities/Other	10.0%
Less than 1 Year	14.0
1 to 3 Years	39.5
3 to 5 Years	25.8
5 to 7 Years	6.4
7 to 10 Years	2.7
10 Years or more	0.1
Common Stocks	1.5
Net Assets	100.0%

(a) The Fund receives credit quality ratings on underlying securities of the Fund when available from Moody's and S&P. The Fund will use one rating for an underlying security if that is all that is provided. Ratings and portfolio credit quality may change over time. The Fund itself has not been rated by an independent rating agency.

(b) Mortgage related securities issued and guaranteed by government-sponsored entities such as Fannie Mae and Freddie Mac are generally not rated by Moody’s and S&P. Securities which are not rated do not necessarily indicate low quality. Fannie Mae’s and Freddie Mac’s senior debentures are currently rated Aaa and AA+ by Moody’s & S&P, respectively.

(c) Percent of net assets

weitzfunds.com 39

SHORT-INTERMEDIATE INCOME FUND
SCHEDULE OF INVESTMENTS • MARCH 31, 2012

	Principal
CORPORATE BONDS — 41.1%	amount	Value
American Express Co.
Centurion Bank 5.55% 10/17/12	$5,000,000	$5,129,130
Credit Corp. 7.3% 8/20/13	3,782,000	4,093,890
FSB Bank 5.55% 10/17/12	1,609,000	1,651,042
FSB Bank 6.0% 9/13/17	2,500,000	2,929,087
8.125% 5/20/19	1,000,000	1,309,152
Anheuser-Busch InBev SA/NV
4.125% 1/15/15	6,000,000	6,505,764
Aon Corp.
7.375% 12/14/12	10,879,000	11,333,960
3.5% 9/30/15	5,000,000	5,244,455
AutoZone, Inc.
5.75% 1/15/15	1,250,000	1,385,769
Bank of America Corp.
5.375% 6/15/14	10,195,000	10,660,708
5.125% 11/15/14	14,080,000	14,734,875
Berkshire Hathaway Finance Corp.
2.125% 2/11/13	3,000,000	3,043,989
4.6% 5/15/13	3,000,000	3,135,306
4.625% 10/15/13	2,129,000	2,255,552
1.5% 1/10/14	500,000	508,045
4.85% 1/15/15	1,500,000	1,663,593
5.4% 5/15/18	5,000,000	5,914,570
4.25% 1/15/21	1,000,000	1,081,932
Boston Properties LP
5.625% 4/15/15	2,000,000	2,223,942
5.875% 10/15/19	4,000,000	4,591,836
Comcast Corp.
10.625% 7/15/12	2,000,000	2,045,944
6.5% 1/15/15	2,081,000	2,376,075
4.95% 6/15/16	8,590,000	9,657,806
10.875% 11/15/16
(Universal City Development)	10,825,000	12,936,773
5.15% 3/01/20	3,000,000	3,457,176
Dell, Inc.
5.625% 4/15/14	1,250,000	1,371,154
Diageo Capital plc
4.85% 5/15/18	3,941,000	4,387,988
DIRECTV Holdings
4.75% 10/01/14	2,000,000	2,175,166
7.625% 5/15/16	10,330,000	10,830,179
Expedia, Inc.
7.456% 8/15/18	13,000,000	14,738,334
FiServ, Inc.
3.125% 10/01/15	1,000,000	1,033,276
Flir Systems, Inc.
3.75% 9/01/16	10,000,000	10,204,830
Goldman Sachs Group, Inc.
5.95% 1/18/18	4,000,000	4,314,148
Hewlett-Packard Co.
1.55% 5/30/14	8,009,000	8,071,334
4.75% 6/02/14	15,540,000	16,632,757
Host Hotels & Resorts LP
6.875% 11/01/14	7,000,000	7,175,000
6.375% 3/15/15	5,000,000	5,112,500
JP Morgan Chase & Co.
1.22365% 5/02/14 Floating Rate Security	5,000,000	5,011,580
5.15% 10/01/15	5,500,000	5,988,081
2.6% 1/15/16	15,000,000	15,190,620
0.8831% 11/21/16
(Bear Stearns) Floating Rate Security	15,000,000	14,368,590
6.0% 7/05/17	5,000,000	5,672,460
6.3% 4/23/19	2,500,000	2,892,975

	Principal
	amount	Value
Kraft Foods, Inc.
2.625% 5/08/13	$1,000,000	$1,019,479
Laboratory Corp. of America Holdings
3.125% 5/15/16	1,250,000	1,293,874
Liberty Interactive LLC
5.7% 5/15/13	13,240,000	13,769,600
Marathon Petroleum Corp.
3.5% 3/01/16	1,000,000	1,042,803
Markel Corp.
6.8% 2/15/13	18,175,000	18,726,702
7.125% 9/30/19	4,566,000	5,137,677
5.35% 6/01/21	10,000,000	10,446,020
Mead Johnson Nutrition Co.
3.5% 11/01/14	2,000,000	2,086,136
MetLife, Inc.
5.125% 4/10/13(d)	9,100,000	9,514,405
2.375% 2/06/14	1,000,000	1,025,299
5.125% 8/15/14
(Travelers Life & Annuity)(d)	8,000,000	8,689,808
2.0% 1/09/15(d)	10,000,000	10,112,780
3.125% 1/11/16(d)	2,000,000	2,074,104
Mohawk Industries, Inc.
7.2% 4/15/12	2,500,000	2,503,125
6.625% 1/15/16	25,905,000	28,754,550
NewMarket Corp.
7.125% 12/15/16	8,000,000	8,314,400
News America Holdings
9.25% 2/01/13	2,222,000	2,366,357
Omnicom Group, Inc.
5.9% 4/15/16	7,000,000	8,052,940
Petrohawk Energy Corp.
7.875% 6/01/15	16,750,000	17,671,250
7.25% 8/15/18	4,000,000	4,595,000
QVC, Inc.
7.125% 4/15/17(d)	9,600,000	10,272,000
7.5% 10/01/19(d)	4,000,000	4,410,000
Republic Services, Inc. (Allied Waste)
6.875% 6/01/17	14,885,000	15,553,024
3.8% 5/15/18	5,000,000	5,376,000
Solvay SA (Rhodia)
6.875% 9/15/20(d)	5,000,000	5,600,000
Texas Industries Inc.
9.25% 8/15/20	300,000	289,500
Time Warner Cable, Inc.
5.4% 7/02/12	2,000,000	2,022,964
7.5% 4/01/14	1,700,000	1,914,367
Time Warner, Inc.
3.15% 7/15/15	500,000	529,921
UnitedHealth Group, Inc.
4.75% 2/10/14	178,000	190,533
U.S. Bancorp
1.125% 10/30/13	10,000,000	10,054,890
Valeant Pharmaceuticals
6.5% 7/15/16(d)	5,000,000	5,112,500
Vornado Realty Trust
4.25% 4/01/15	14,315,000	15,019,684
Vulcan Materials Co.
6.5% 12/01/16	5,500,000	5,926,250
6.4% 11/30/17	8,000,000	8,430,000
Washington Post Co.
7.25% 2/01/19	3,500,000	4,050,354

40 Weitz Funds	The accompanying notes form an integral part of these financial statements.

	Principal
	amount	Value
WellPoint, Inc.
6.0% 2/15/14	$2,000,000	$2,178,216
Wells Fargo & Co.
4.8% 11/01/14 (Wachovia Bank)	10,000,000	10,724,490
0.9171% 11/03/14 (Wachovia Bank)
Floating Rate Security	21,585,000	21,045,116
4.875% 2/01/15 (Wachovia Bank)	6,070,000	6,546,671
0.7076% 5/16/16 Floating Rate Security	9,750,000	9,298,341
0.74365% 6/15/17 (Wachovia Bank)
Floating Rate Security	5,000,000	4,742,455
Whirlpool Corp.
8.0% 5/01/12	1,000,000	1,005,107
Willis North America, Inc.
6.2% 3/28/17	14,477,000	16,217,164
WM Wrigley Jr. Co.
3.05% 6/28/13(d)	8,792,000	8,921,128
3.7% 6/30/14(d)	9,626,000	9,988,130
Yum! Brands, Inc.
4.25% 9/15/15	1,000,000	1,085,684
Total Corporate Bonds
(Cost $574,922,698)		598,742,141

MORTGAGE-BACKED SECURITIES — 35.4%(c)(c(c)
Federal Home Loan Mortgage Corporation — 15.7%
Collateralized Mortgage Obligations — 11.1%
3098 CL HA — 5.5% 2023 (0.2 years)	219,499	220,728
2829 CL DJ — 4.5% 2018 (0.2 years)	445,022	447,364
3036 CL JH — 5.0% 2031 (0.3 years)	543,519	547,741
2831 CL AB — 5.0% 2018 (0.4 years)	106,656	108,134
2579 CL PC — 5.5% 2032 (0.4 years)	431,840	437,879
2947 CL B — 5.0% 2032 (0.5 years)	397,725	404,111
3042 CL HA — 5.5% 2029 (0.5 years)	666,290	679,241
2906 CL HK — 5.0% 2032 (0.6 years)	1,159,221	1,180,133
R009 CL AJ — 5.75% 2018 (0.6 years)	196,075	200,011
2549 CL PD — 5.5% 2031 (0.6 years)	1,259,586	1,285,924
R010 CL AB — 5.5% 2019 (0.8 years)	1,243,630	1,279,537
2627 CL LE — 3.0% 2017 (0.9 years)	295,018	300,112
3566 CL DB — 4.0% 2022 (1.0 years)	2,806,157	2,890,076
R011 CL AB — 5.5% 2020 (1.0 years)	537,894	554,368
2937 CL HJ — 5.0% 2019 (1.3 years)	1,491,632	1,566,074
3562 CL KA — 4.0% 2022 (1.4 years)	4,510,733	4,672,207
3556 CL MA — 5.0% 2037 (1.5 years)	1,551,600	1,647,257
3229 CL HB — 5.0% 2025 (1.5 years)	1,020,637	1,065,630
2778 CL JD — 5.0% 2032 (1.5 years)	4,985,071	5,239,306
3170 CL EA — 4.5% 2020 (1.6 years)	1,763,261	1,834,372
2760 CL PD — 5.0% 2032 (1.6 years)	8,696,731	9,157,395
2574 CL JM — 5.0% 2022 (1.6 years)	696,625	735,467
2937 CL JG — 5.0% 2033 (1.6 years)	11,106,000	11,727,190
2934 CL KE — 5.0% 2033 (1.7 years)	9,384,666	9,900,735
2864 CL PE — 5.0% 2033 (1.7 years)	34,022,237	35,896,923
3544 CL KA — 4.5% 2023 (1.7 years)	3,412,755	3,565,678
2780 CL TE — 5.0% 2033 (1.7 years)	10,178,000	10,768,876
3815 CL AD — 4.0% 2025 (2.2 years)	4,418,501	4,665,075
3844 CL AG — 4.0% 2025 (2.2 years)	11,627,781	12,286,215
3840 CL KA — 5.0% 2029 (2.5 years)	4,477,207	4,849,929
3003 CL LD — 5.0% 2034 (2.6 years)	16,503,529	17,855,658
2952 CL PA — 5.0% 2035 (3.5 years)	4,477,873	5,003,364
3842 CL PH — 4.0% 2041 (3.6 years)	7,971,963	8,471,026
		161,443,736

	Principal
	amount	Value
Pass-Through Securities — 4.6%
EO1386 — 5.0% 2018 (2.0 years)	$133,648	$143,313
G18190 — 5.5% 2022 (2.6 years)	186,275	201,583
G13300 — 4.5% 2023 (2.7 years)	1,358,284	1,451,216
G18296 — 4.5% 2024 (2.7 years)	3,129,709	3,341,394
G13517 — 4.0% 2024 (2.7 years)	5,006,904	5,291,577
G18308 — 4.0% 2024 (2.7 years)	6,732,405	7,115,183
G18306 — 4.5% 2024 (2.8 years)	6,194,773	6,613,771
J13949 — 3.5% 2025 (3.1 years)	13,493,663	14,330,372
G01818 — 5.0% 2035 (3.3 years)	13,820,520	14,909,529
E02804 — 3.0% 2025 (3.4 years)	12,656,722	13,107,077
		66,505,015
		227,948,751

Federal National Mortgage Association — 16.8%
Collateralized Mortgage Obligations — 6.5%
2005-59 CL PB — 5.5% 2028 (0.1 years)	149,591	149,534
2005-9 CL A — 5.0% 2031 (0.2 years)	284,291	285,634
2006-78 CL AV — 6.5% 2017 (0.3 years)	954,421	964,635
2009-27 CL JA — 5.0% 2036 (0.4 years)	305,013	307,961
2003-27 CL DW — 4.5% 2017 (0.4 years)	294,677	297,745
2006-9 CL GA — 5.5% 2033 (0.4 years)	911,429	922,075
2003-92 CL PD — 4.5% 2017 (0.4 years)	601,548	608,500
2006-22 CL DA — 5.5% 2033 (0.4 years)	312,792	316,808
2010-10 CL AD — 4.5% 2036 (0.7 years)	5,764,866	5,856,539
2005-91 CL DA — 4.5% 2020 (0.7 years)	7,872,882	8,120,676
2007-32 CL BA — 5.5% 2034 (0.8 years)	2,067,760	2,125,308
2008-54 CL EC — 5.0% 2035 (0.8 years)	1,938,559	1,990,734
2004-40 CL BA — 4.5% 2018 (0.8 years)	1,042,831	1,066,634
2006-21 CL CA — 5.5% 2029 (0.9 years)	780,648	804,478
2003-43 CL EX — 4.5% 2017 (0.9 years)	195,946	200,738
2010-61 CL EB — 4.5% 2037 (1.0 years)	5,124,929	5,292,522
2003-86 CL KT — 4.5% 2018 (1.1 years)	858,076	882,871
2003-37 CL QD — 5.0% 2032 (1.2 years)	920,444	956,827
2005-9 CL AC — 5.0% 2033 (1.2 years)	6,570,395	6,828,397
2005-1 CL KA — 5.0% 2033 (1.2 years)	4,903,725	5,099,629
2003-39 CL LC — 5.0% 2022 (1.2 years)	239,731	248,296
2010-9 CL CA — 5.0% 2037 (1.3 years)	7,229,821	7,596,140
2009-52 CL DC — 4.5% 2023 (1.5 years)	820,086	849,973
2004-78 CL AB — 5.0% 2032 (1.6 years)	7,367,630	7,753,281
2009-44 CL A — 4.5% 2023 (1.8 years)	1,365,904	1,435,677
2003-9 CL DB — 5.0% 2018 (1.9 years)	783,842	843,140
2007-42 CL YA — 5.5% 2036 (2.1 years)	1,737,322	1,852,553
2011-19 CL KA — 4.0% 2025 (2.1 years)	11,788,506	12,416,553
2010-145 CL PA — 4.0% 2024 (2.6 years)	8,284,416	8,713,210
2010-54 CL WA — 3.75% 2025 (2.7 years)	8,725,164	9,224,787
		94,011,855
Pass-Through Securities — 10.3%
254863 — 4.0% 2013 (0.6 years)	56,846	59,832
255291 — 4.5% 2014 (0.9 years)	131,079	140,431
254907 — 5.0% 2018 (2.1 years)	466,284	506,201
357414 — 4.0% 2018 (2.1 years)	1,601,193	1,709,494
256982 — 6.0% 2017 (2.1 years)	379,379	412,002
251787 — 6.5% 2018 (2.1 years)	14,768	16,548
357985 — 4.5% 2020 (2.4 years)	490,566	527,042
AD0629 — 5.0% 2024 (2.5 years)	3,833,224	4,160,173
888595 — 5.0% 2022 (2.6 years)	996,284	1,081,261
995960 — 5.0% 2023 (2.6 years)	3,556,546	3,852,117
995693 — 4.5% 2024 (2.6 years)	5,941,650	6,368,594
995692 — 4.5% 2024 (2.7 years)	5,641,496	6,046,872

The accompanying notes form an integral part of these financial statements.	weitzfunds.com 41

SHORT-INTERMEDIATE INCOME FUND
SCHEDULE OF INVESTMENTS • (CONTINUED)

	Principal
	amount	Value
AE0031 — 5.0% 2025 (2.7 years)	$5,540,053	$5,993,541
930667 — 4.5% 2024 (2.7 years)	4,613,053	4,941,646
995755 — 4.5% 2024 (2.7 years)	9,445,556	10,118,373
890112 — 4.0% 2024 (2.8 years)	4,734,252	5,020,437
MA0043 — 4.0% 2024 (2.8 years)	3,962,615	4,202,154
AA4315 — 4.0% 2024 (2.8 years)	7,548,550	8,004,858
AA5510 — 4.0% 2024 (2.8 years)	2,900,061	3,075,369
931739 — 4.0% 2024 (2.8 years)	2,002,637	2,123,696
AD7073 — 4.0% 2025 (2.9 years)	6,414,460	6,802,212
AL0471 — 5.5% 2025 (2.9 years)	19,543,898	21,326,446
888439 — 5.5% 2022 (2.9 years)	855,817	933,355
725232 — 5.0% 2034 (3.3 years)	1,674,493	1,813,305
555531 — 5.5% 2033 (3.5 years)	20,129,279	22,124,146
995112 — 5.5% 2036 (3.6 years)	8,599,857	9,437,345
AB1769 — 3.0% 2025 (3.7 years)	9,714,188	10,111,448
AB2251 — 3.0% 2026 (3.8 years)	9,016,511	9,396,510
		150,305,408
		244,317,263

Non-Government Agency — 2.9%
Collateralized Mortgage Obligations — 2.9%
CDMC 2003-7P CL A4 — 3.324837% 2017
(Adjustable Rate) (0.1 years)(d)	43,808	43,729
SEMT 2010-H1 CL A1 — 3.75% 2040
(0.9 years)	7,410,772	7,594,623
WAMU 2003-S7 CL A1 — 4.5% 2018
(1.0 years)	270,304	277,825
SEMT 2011-1 CL A1 — 4.125% 2041
(1.2 years)	6,631,157	6,805,179
Chase 2004-S1 CL A6 — 4.5% 2019
(1.7 years)	132,318	126,697
SEMT 2012-2 CL A2 — 3.5% 2042
(3.1 years)	12,000,000	12,228,720
SEMT 2012-1 CL 1A1 — 2.865% 2042
(4.4 years)	15,268,487	15,511,767
		42,588,540
Total Mortgage-Backed Securities
(Cost $502,299,733)		514,854,554

ASSET-BACKED SECURITIES — 0.7%
Ford Upgrade Exchange Linked Notes 2011-1
4.207% 4/15/16(d)	5,000,000	5,136,120
Cabela's Master Credit Card Trust 2011-2A CL A2
0.84175% 2019 Floating Rate Security
(4.2 years)(d)	4,500,000	4,538,956
Total Asset-Backed Securities
(Cost $9,636,731)		9,675,076

	Principal
TAXABLE MUNICIPAL	amount
BONDS — 1.1%	or shares	Value
University of California 4.85% 5/15/13	$990,000	$1,037,540
North Texas Tollway Authority Revenue
2.441% 9/01/13	4,000,000	4,099,960
Nebraska Public Power District
5.14% 1/01/14	1,000,000	1,076,350
Los Angeles, California Cmty Dev
6.0% 9/01/14	2,275,000	2,504,843
6.0% 9/01/15	1,220,000	1,378,697
Menomonee Falls, Wisconsin
4.25% 11/01/14	2,000,000	2,083,400
Omaha, Nebraska Public Facilities Corp.,
Lease Revenue, Series B, Refunding
4.588% 6/01/17	815,000	926,003
4.788% 6/01/18	1,000,000	1,148,890
Iowa State University Revenue
5.8% 7/01/22	1,335,000	1,429,171
Total Taxable Municipal Bonds
(Cost $14,706,368)		15,684,854

U.S. TREASURY AND GOVERNMENT AGENCY — 10.2%
U.S. Treasury — 7.2%
U.S. Treasury Note
1.375% 4/15/12	15,000,000	15,008,790
1.0% 4/30/12	20,000,000	20,016,420
0.375% 9/30/12	15,000,000	15,018,165
1.125% 12/15/12	15,000,000	15,100,200
0.625% 1/31/13	20,000,000	20,072,660
1.375% 2/15/13	20,000,000	20,203,920
		105,420,155
Government Agency — 3.0%
Fannie Mae
1.5% 6/18/14(e)	23,000,000	23,053,015
Freddie Mac
2.0% 2/27/17	20,000,000	20,130,380
		43,183,395
Total U.S. Treasury and Government Agency
(Cost $148,597,433)		148,603,550

COMMON STOCKS — 1.5%
Redwood Trust, Inc.	1,867,409	20,914,981
Newcastle Investment Corp.	200,000	1,256,000

Total Common Stocks
(Cost $25,885,006)		22,170,981

42 Weitz Funds	The accompanying notes form an integral part of these financial statements.

	Principal
SHORT-TERM	amount
SECURITIES — 9.2%	or shares	Value
Wells Fargo Advantage Government Money Market Fund -
Institutional Class 0.01%(a)	33,946,595	$33,946,595
U.S. Treasury Bills, 0.02%,
5/17/12 to 5/24/12(b)	$100,000,000	99,993,750

Total Short-Term Securities
(Cost $133,943,845)		133,940,345

Total Investments in Securities
(Cost $1,409,991,814)		1,443,671,501
Other Assets Less Other Liabilities — 0.8%		11,924,109
Net Assets — 100.0%		$1,455,595,610
Net Asset Value Per Share - Institutional Class		$12.48
Net Asset Value Per Share - Investor Class		$12.47

(a)	Rate presented represents the annualized 7-day yield at March 31, 2012.
(b)	Interest rates presented represent the yield to maturity at the date of purchase.
(c)	Number of years indicated represents estimated average life of mortgage-backed securities.
(d)
Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

(e)	Security is a “step-up” bond where the coupon rate increases or steps up at a predetermined date. Coupon rate presented represents the rate at March 31, 2012.

The accompanying notes form an integral part of these financial statements.	weitzfunds.com 43

NEBRASKA TAX-FREE INCOME FUND
PORTFOLIO MANAGER’S DISCUSSION & ANALYSIS

Portfolio Manager: Thomas D. Carney, CFA

The Nebraska Tax-Free Income Fund returned +0.5% in the first calendar quarter, compared to a +0.6% return for the Barclays Capital 5-Year Municipal Bond Index, our Fund’s primary benchmark. For the fiscal year ended March 31, 2012, the Nebraska Tax-Free Income Fund’s total return was +6.1%, compared to a +6.9% return for our Fund’s primary benchmark.

Fiscal 2012 Review
Municipal bonds generated positive results in every quarter in the past fiscal year, capping a year in which they were among the best performing asset classes in the world. Some of the overriding positives that contributed to the municipal bond market’s good performance included: the sharp decline in Treasury yields; the expectation that short-term yields would stay near zero for an extended period of time; a lower supply of new issue municipal bonds in the marketplace coupled with a large quantity of older bonds maturing or being called/retired; and, perhaps most importantly, the unwinding of a fear-induced feedback loop caused by dire predictions a year ago of “hundreds of billions of dollars’ worth of defaults” that didn’t come to fruition. The culmination of these factors led to rising bond prices (yields declined) across all maturities, with longer-term bonds experiencing the largest price increases.

The yield relationship between tax-free municipal bonds and taxable alternatives, like U.S. Treasuries, widened in the past year as municipal bonds generally underperformed their taxable government counterparts. High quality 5-year municipal bonds, for example, ended the current fiscal year (March 31) with a yield representing approximately 96% of U.S. Treasuries, compared to 77% a year ago. Similar to a year ago, most longer-term municipal bonds (beyond ten years) offer yields in excess of U.S. Treasuries as of March 31. Historically, municipal bonds yield less than taxable alternatives given the tax advantages (federally and, typically, state exempt) of municipal bonds. And while history may be less of a guide given today’s abnormally low interest-rate environment, municipal bonds are relatively more attractive than most taxable alternatives (especially U.S. Treasury bonds).

Our investment activity in the past year remained focused on bonds with shorter maturities (primarily under 7 years). Investment highlights during the year included additions in the public power and higher education segments of our portfolio (24.0% and 20.1%, respectively, as of March 31).

Turning to portfolio metrics, over the past year the average duration of our Fund declined to 2.9 from 3.5 years and the average maturity of our bonds fell to 3.6 from 6.5 years. Overall asset quality of our portfolio remains high as we continue to be focused on security selection and ongoing review of our investments’ fiscal position.

Outlook
Today’s investment landscape in fixed-income remains increasingly challenging. Nominal interest rates on U.S. Treasuries, both short and long term, are being manipulated by monetary policy and remain artificially low. Inflation, the bond investor’s boogeyman, remains stubbornly above 2 percent, leaving little room for real (after inflation) returns. Whether our current commodity based inflation leaks into the broader economy and investor expectations is currently debatable. We remain wary, though, of the inflationary implications of the continued enormous deficit spending to support the economic recovery. The eventual impact of unwinding the Federal Reserve’s massive balance sheet from multiple rounds of quantitative easing might also cause unintended inflationary consequences. Therefore, we expect to continue to position the Fund defensively relative to interest rate exposure while we patiently seek out areas of opportunity. We will continue to invest one security at a time, relying on a fundamental research-based investment approach and are well positioned to take advantage of any market weakness.

44 Weitz Funds

NEBRASKA TAX-FREE INCOME FUND
PERFORMANCE • (UNAUDITED)

	Total
	Return	Average Annual Total Returns
	1 Year	3 Year	5 Year	10 Year	15 Year	20 Year	25 Year
Nebraska Tax-Free Income Fund	6.1%	4.3%	3.9%	4.1%	4.4%	4.8%	5.0%
Barclays Capital 5-Year Municipal Bond Index	6.9	5.3	5.7	4.9	5.1	5.3	N/A

Growth of $10,000
This chart depicts the change in the value of a $10,000 investment in the NE Tax-Free Fund for the period March 31, 2002 through March 31, 2012, as compared with the growth of the Barclays 5-Yr Index during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

	NE	Barclays	Relative
	Tax-Free	5-Yr*	Results
Year	(1)	(2)	(1)-(2)
1985 (10/1/85)	3.5%	N/A %	N/A %
1986	11.2	N/A	N/A
1987	4.0	N/A	N/A
1988	6.3	N/A	N/A
1989	6.9	9.1	-2.2
1990	6.3	7.7	-1.4
1991	8.4	11.4	-3.0
1992	7.4	7.6	-0.2
1993	7.9	8.7	-0.8
1994	-1.4	-1.3	-0.1
1995	10.5	11.6	-1.1
1996	5.5	4.2	1.3
1997	7.3	6.4	0.9
1998	6.1	5.8	0.3
1999	-1.2	0.7	-1.9
2000	9.9	7.7	2.2
2001	3.9	6.2	-2.3
2002	8.0	9.3	-1.3
2003	4.3	4.1	0.2
2004	3.4	2.7	0.7
2005	2.2	0.9	1.3
2006	3.3	3.3	0.0
2007	3.6	5.2	-1.6
2008	1.2	5.8	-4.6
2009	7.2	7.4	-0.2
2010	2.3	3.4	-1.1
2011	5.9	6.9	-1.0
2012 (3/31/12)	0.5	0.6	-0.1
Since Inception:
Cumulative
Return	302.8	N/A	N/A
Avg. Annual
Return	5.4	N/A	N/A

* The inception date of the Barclays 5-Yr was 1/29/88.

These performance numbers reflect the deduction of the Fund’s annual operating expenses which as stated in its most recent Prospectus are 0.74% of the Fund’s net assets. The returns assume redemption at the end of each period and reinvestment of dividends. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses by the Adviser. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/performance/monthly.asp.

See page 4 for additional performance disclosures. See page 82 for a description of all indices.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

weitzfunds.com 45

NEBRASKA TAX-FREE INCOME FUND
PORTFOLIO PROFILE • (UNAUDITED)

State Breakdown
Nebraska	83.7%
Commonwealth of Puerto Rico	2.7
Illinois	2.4
Florida	2.4
Wisconsin	1.7
Ohio	1.2
Virginia	1.2
Arizona	1.1
Hawaii	1.1
North Dakota	0.9
Iowa	0.7
Minnesota	0.0
Short-Term Securities/Other	0.9
Net Assets	100.0%

Financial Attributes
Average Maturity	3.6 years
Average Duration	2.9 years
Average Coupon	4.0%
30-Day SEC Yield at 3-31-12	1.5%
Municipals exempt from federal and
Nebraska income taxes	Approx. 86%
Municipals subject to alternative
minimum tax	Approx. 4%

Sector Breakdown
Power	24.0%
Higher Education	20.1
Hospital	9.4
Water/Sewer	9.3
General	6.6
Lease	4.6
Airport/Transportation	3.5
Housing	1.2
Highway	1.1
Total Revenue	79.8
School District	5.7
City/Subdivision	5.4
County	2.8
State/Commonwealth	1.5
Total General Obligation	15.4
Escrow/Pre-Refunded	3.9
Short-Term Securities/Other	0.9
Net Assets	100.0%

46 Weitz Funds

NEBRASKA TAX-FREE INCOME FUND
SCHEDULE OF INVESTMENTS • MARCH 31, 2012

	Principal
MUNICIPAL BONDS — 99.1%	amount	Value
Arizona — 1.1%
Mesa, Highway Project Advancement Notes, Revenue, Series 2009
3.5%, 7/01/15	$1,000,000	$1,034,350
Florida — 2.4%
Greater Orlando, Aviation Authority, Revenue, Series 2009A, AMT
6.0%, 10/01/16	1,000,000	1,170,720
Miami, Dade County, Aviation Revenue, Series 2010A
4.25%, 10/01/18	1,000,000	1,092,810
		2,263,530
Hawaii — 1.1%
State of Hawaii, Airports System Revenue, Refunding, Series 2010B, AMT
3.0%, 7/01/12	1,000,000	1,006,930
Illinois — 2.4%
Elgin, General Obligation, Refunding, Series 2003
5.125%, 12/15/14	1,020,000	1,073,642
Illinois Finance Authority, Revenue, Series 2009A,
Northwestern Memorial Hospital
5.0%, 8/15/17	245,000	286,344
Illinois Health Facility Authority, Revenue, Series A, Evangelical
Hospital Corp., Escrowed to Maturity
6.75%, 4/15/12	40,000	40,108
Springfield, Water Revenue, Series 2004
5.25%, 3/01/19	800,000	867,992
		2,268,086
Iowa — 0.7%
Cedar Rapids Community School District, Infrastructure Sales,
Services and Use Tax Revenue, Series 2011
4.0%, 7/01/20	600,000	655,620
Minnesota — 0.0%
Minnesota State Housing Financial Agency, Single Family
Mortgage, Series D
6.0%, 1/01/16	10,000	10,030
Nebraska — 83.7%
Adams County, Hospital Authority #1, Revenue, Mary Lanning
Memorial Hospital Project, Radian Insured
4.25%, 12/15/16	250,000	270,735
4.4%, 12/15/17	250,000	274,752
5.3%, 12/15/18	700,000	701,113
Bellevue, Development Revenue, Bellevue University Project
Series 2010A, 2.75%, 12/01/15	1,000,000	1,040,070
Blair, Water System Revenue, Bond Anticipation Notes, AMT
Series B, 4.65%, 6/15/12	500,000	501,420
Cornhusker Public Power District, Electric Revenue,
Refunding, Series 2010
0.75%, 7/01/12	660,000	660,482
2.4%, 7/01/17	400,000	413,308
Dawson County, Lexington Public School District #001,
General Obligation, Refunding
1.75%, 12/15/12	355,000	357,382
2.15%, 12/15/13	490,000	500,452
Dawson Public Power District, Electric Revenue, Series 2010B
2.25%, 12/15/17	125,000	128,660
2.75%, 12/15/19	100,000	103,188

	Principal
	amount	Value
Douglas County, Educational Facility Revenue,
Creighton University Project,
Refunding, Series 2010A
5.0%, 7/01/16	$430,000	$480,839
5.6%, 7/01/25	400,000	457,884
Series 2005A, FGIC Insured, 3.5%, 9/01/12	255,000	258,057
Douglas County, Hospital Authority #1, Revenue, Refunding,
Alegent Health - Immanuel, AMBAC Insured
5.125%, 9/01/17	250,000	250,040
Quality Living Inc. Project
4.7%, 10/01/17	255,000	242,474
Douglas County, Hospital Authority #2, Revenue,
Boys Town Project, Series 2008
4.75%, 9/01/28	500,000	533,865
Nebraska Medical Center Project, Series 2003
5.0%, 11/15/14	380,000	417,407
5.0%, 11/15/15	295,000	331,604
Refunding, Children's Hospital Obligated Group, Series 2008B
4.5%, 8/15/15	230,000	248,694
5.25%, 8/15/20	1,000,000	1,102,170
5.5%, 8/15/21	1,430,000	1,576,260
Douglas County, Hospital Authority #3, Revenue, Refunding,
Nebraska Methodist Health System
5.5%, 11/01/18	485,000	525,211
Douglas County, Elkhorn Public School District #10, Series 2010B
3.0%, 6/15/16	525,000	552,783
Douglas County, Millard Public School District #17, Refunding
FSA Insured, 4.0%, 11/15/13	500,000	511,600
4.0%, 6/15/17	750,000	798,548
Douglas County, Zoo Facility Revenue, Refunding,
Omaha's Henry Doorly Zoo Project
4.2%, 9/01/16	600,000	636,924
4.75%, 9/01/17	200,000	216,166
Grand Island, Electric Revenue,
MBIA Insured, Series 2001
5.0%, 8/15/14	500,000	501,205
5.125%, 8/15/16	500,000	501,235
Refunding, Series 2012
0.4%, 8/15/13	750,000	750,030
1.25%, 8/15/16	1,000,000	1,001,700
Grand Island, Sanitary Sewer Revenue, Refunding, FSA Insured
3.3%, 4/01/13	870,000	872,227
3.45%, 4/01/14	650,000	651,658
Hastings, Electric System Revenue, Refunding, Series 2011
3.0%, 1/01/16	750,000	792,022
3.25%, 1/01/17	500,000	534,290
La Vista, General Obligation, Refunding, Series 2009
2.5%, 11/15/15	415,000	428,454
3.0%, 11/15/17	640,000	659,168
Lancaster County, Hospital Authority #1, Revenue, Refunding,
Bryan LGH Medical Center,
Series 2006, 4.0%, 6/01/19	300,000	313,056
Series 2008A, 5.0%, 6/01/16	500,000	553,430
Series 2008A, 5.0%, 6/01/17	500,000	561,460
Lincoln, Certificates of Participation
Series 2010A, 2.4%, 3/15/17	395,000	410,354

The accompanying notes form an integral part of these financial statements.	weitzfunds.com 47

NEBRASKA TAX-FREE INCOME FUND
SCHEDULE OF INVESTMENTS • (CONTINUED)

	Principal
	amount	Value
Lincoln, Educational Facilities, Revenue, Refunding,
Nebraska Wesleyan University Project, Series 2012
2.25%, 4/01/19	$645,000	$648,464
2.5%, 4/01/21	925,000	904,567
Lincoln, Electric System Revenue, Refunding
5.0%, 9/01/18	1,000,000	1,151,060
Lincoln, General Obligation, Highway Allocation Fund
4.0%, 5/15/23	1,000,000	1,074,660
Lincoln, Parking Revenue, Refunding, Series 2011
3.25%, 8/15/18	440,000	481,395
Lincoln, Sanitary Sewer Revenue, Refunding, MBIA Insured
5.0%, 6/15/16	885,000	930,409
Lincoln, Water Revenue
5.0%, 8/15/22	800,000	812,032
Lincoln County, North Platte School District #001,
General Obligation, Refunding
2.0%, 12/15/13	770,000	786,832
Municipal Energy Agency of Nebraska, Power Supply System Revenue,
Refunding,
1993 Series A, AMBAC Insured,
5.0%, 4/01/13	380,000	380,049
2009 Series A, BHAC Insured,
5.0%, 4/01/20	500,000	596,125
2012 Series A, 5.0%, 4/01/18	100,000	117,663
Nebraska Educational Financial Authority, Revenue, Refunding
Hastings College Project
5.05%, 12/01/23	500,000	506,310
Nebraska Wesleyan University Project, Series 2002, Radian Insured
5.0%, 4/01/16	100,000	100,013
5.15%, 4/01/22	1,000,000	1,000,140
Nebraska Investment Finance Authority, Clean Water State
Revolving Fund, Series 2011†
0.6%, 6/15/12	1,505,000	1,505,000
Nebraska Investment Financial Authority, Revenue, Drinking Water
State Revolving Fund, Series 2010A
4.0%, 7/01/25	750,000	790,837
Nebraska Investment Financial Authority, Health Facility Revenue,
Hospital Revenue, Great Plains Regional Medical Center Project,
Radian Insured
5.0%, 11/15/14	250,000	251,085
Nebraska Investment Financial Authority, Homeownership Revenue,
2011 Series A
2.4%, 9/01/17	500,000	511,075
Nebraska Investment Financial Authority, Single Family Housing
Revenue, Series C, AMT
4.05%, 9/01/12	285,000	287,730
4.125%, 3/01/13	305,000	310,533
Nebraska Public Power District, Revenue
2003 Series A, 5.0%, 1/01/20	230,000	243,236
2005 Series A, 5.0%, 1/01/18	200,000	220,058
2005 Series B-2, 5.0%, 1/01/16	1,000,000	1,109,190
2007 Series B, 5.0%, 1/01/15	885,000	985,474
2007 Series B, 5.0%, 1/01/21	1,000,000	1,133,900
2008 Series B, 5.0%, 1/01/18	800,000	945,040
2010 Series C, 4.25%, 1/01/17	500,000	566,280
2011 Series A, 4.0%, 1/01/15	250,000	272,667
2012 Series A, 4.0%, 1/01/21	500,000	562,385
2012 Series A, 5.0%, 1/01/21	500,000	601,625

	Principal
	amount	Value
Nebraska State Colleges Facility Corp., Deferred Maintenance Revenue,
MBIA Insured
4.25%, 7/15/15	$405,000	$445,516
5.0%, 7/15/16	200,000	229,848
4.0%, 7/15/17	200,000	219,114
Omaha Convention Hotel Corp., Revenue, Convention Center Hotel,
First Tier, Refunding, Series 2007, AMBAC Insured
5.0%, 2/01/20	600,000	672,210
Omaha, General Obligation, Refunding
3.75%, 6/01/14	1,000,000	1,072,920
5.25%, 10/15/19	250,000	308,733
Omaha, Public Facilities Corp., Lease Revenue,
Omaha Baseball Stadium Project
Series 2009, 5.0%, 6/01/23	770,000	888,341
Series 2010, 4.125%, 6/01/29	650,000	684,294
Rosenblatt Stadium Project, Series C
3.9%, 10/15/17	235,000	261,861
3.95%, 10/15/18	240,000	264,432
Omaha Public Power District, Electric Revenue
Series A, 4.25%, 2/01/18	1,650,000	1,721,165
Series A, 4.1%, 2/01/19	1,000,000	1,116,320
Series B, FGIC Insured, 4.75%, 2/01/36	1,000,000	1,040,090
Series C, 5.5%, 2/01/14	155,000	164,336
Omaha, Sanitary Sewer Revenue, MBIA Insured
4.0%, 11/15/12	520,000	532,064
4.0%, 11/15/14	250,000	272,158
Omaha, Special Obligation, Revenue, Refunding,
Riverfront Redevelopment Project, Series 2012,
2.0% , 2/01/13	250,000	253,288
Omaha, Special Tax, Revenue,
Heritage Development Project, Series 2004,
5.0%, 10/15/17	1,090,000	1,200,101
Refunding, Downtown Northeast Redevelopment Project,
Series 2012B, 2.0%, 11/01/12	240,000	242,297
Papillion-La Vista, Sarpy County School District #27,
General Obligation,
Refunding, Series 2009A
3.15%, 12/01/17	930,000	994,393
Series 2009, 5.0%, 12/01/28	500,000	547,980
Papillion, Water System Revenue, Bond Anticipation Notes
Series 2010, 1.65%, 6/15/13	1,000,000	1,000,820
Plattsmouth, General Obligation, Promissory Notes,
Series 2010, 0.9%, 9/15/12	445,000	445,111
Public Power Generation Agency, Revenue, Whelan Energy
Center Unit 2, Series A
AGC-ICC AMBAC Insured, 5.0%, 1/01/19	1,260,000	1,425,035
AMBAC Insured, 5.0%, 1/01/18	750,000	850,778
AMBAC Insured, 5.0%, 1/01/26	800,000	858,600
Sarpy County, Recovery Zone Facility Certificates of Participation,
Series 2010
2.35%, 12/15/18	155,000	161,530
2.6%, 12/15/19	135,000	141,606
Southern Nebraska Public Power District, Electric System Revenue,
AMBAC Insured
4.625%, 9/15/21	1,000,000	1,114,030
State of Nebraska, Certificates of Participation
Series 2009B, 2.1%, 8/01/13	590,000	593,263
Series 2009C, 2.0%, 11/01/13	700,000	700,896
Series 2010B, 1.2%, 9/15/14	1,230,000	1,246,507
Series 2011A, 1.0%, 4/15/13	310,000	311,885
Series 2012A, 0.6%, 12/15/13	755,000	756,344
48 Weitz Funds	The accompanying notes form an integral part of these financial statements.

	Principal
	amount	Value
University of Nebraska, Facilities Corp.,
Deferred Maintenance Revenue
Series 2006, 5.0%, 7/15/18	$830,000	$957,505
Financing Agreement Revenue, UNMC Eye Institute, Series 2011
2.0%, 3/01/15	525,000	546,814
Lease Rental Revenue
NCTA Education Center/Student Housing Project,
Series 2011, 3.75%, 6/15/19	285,000	318,157
UNMC OPPD Exchange Project,
Series 2010, 2.75%, 2/15/16	1,185,000	1,271,244
University of Nebraska, University Revenue,
Kearney Student Fees and Facilities, Series 2006
4.75%, 7/01/25	330,000	364,785
Lincoln Memorial Stadium Project, Refunding, Series 2004A
5.0%, 11/01/19	2,160,000	2,327,184
Lincoln Parking Project, Refunding, Series 2005
4.0%, 6/01/17	1,070,000	1,163,657
4.5%, 6/01/20	500,000	539,040
Lincoln Student Fees and Facilities
4.6%, 7/01/17	570,000	585,515
5.0%, 7/01/23	1,000,000	1,067,410
Omaha Health & Recreation Project
4.05%, 5/15/19	390,000	442,654
5.0%, 5/15/33	700,000	763,455
Omaha Student Facilities Project
4.5%, 5/15/16	565,000	648,366
5.0%, 5/15/27	800,000	904,696
Wheat Belt Public Power District, Electric System Revenue,
Series 2009B
3.2%, 9/01/16	330,000	341,959
3.4%, 9/01/17	415,000	429,612
York County, Hospital Authority #1, Revenue, Refunding,
Hearthstone Project
2.2%, 6/01/12	200,000	200,408
2.7%, 6/01/13	150,000	152,172
York County, York Public School District #12, Refunding, Series 2010
0.75%, 12/15/12	220,000	220,154
		78,390,864

	Principal
	amount
	or shares	Value
North Dakota — 0.9%
Grand Forks, Sales Tax Revenue, Refunding, Series 2005A
5.0%, 12/15/21	$795,000	$889,001
Ohio — 1.2%
Akron, General Obligation, Series 2003
5.0%, 12/01/17	1,030,000	1,109,774
Puerto Rico — 2.7%
Commonwealth, General Obligation, Refunding,
Series A, Assured Guaranty Insured
5.0%, 7/01/15	845,000	920,408
Electric Power Authority Revenue, Series RR, FSA Insured
5.0%, 7/01/20	1,000,000	1,072,740
Municipal Finance Agency, General Obligation, 2002 Series A,
FSA Insured, 5.25%, 8/01/16	500,000	504,615
		2,497,763
Virginia — 1.2%
Chesterfield County, General Obligation, Refunding, Series 2005B
5.0%, 1/01/17	975,000	1,093,940
Wisconsin — 1.7%
Milwaukee County, General Obligation, Refunding, Series 2005A
5.0%, 12/01/20	1,405,000	1,555,995

Total Municipal Bonds
(Cost $88,705,527)		92,775,883

SHORT-TERM SECURITIES — 1.8%
Wells Fargo National Advantage Tax-Free Money Market Fund -
Institutional Class 0.01%(a)
(Cost $1,700,118)	1,700,118	1,700,118

Total Investments in Securities
(Cost $90,405,645)		94,476,001
Other Liabilities in Excess of Other Assets — (0.9%)		(887,073)
Net Assets — 100.0%		$93,588,928
Net Asset Value Per Share		$10.44

†	Illiquid and/or restricted security that has been fair valued.
(a)	Rate presented represents the annualized 7-day yield at March 31, 2012.

The accompanying notes form an integral part of these financial statements.	weitzfunds.com 49

GOVERNMENT MONEY MARKET FUND
PORTFOLIO MANAGER’S DISCUSSION & ANALYSIS

Portfolio Manager: Thomas D. Carney, CFA

The Government Money Market Fund ended the first calendar quarter with a 7-day effective and current yield of 0.05%. (An investment in the Fund is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Fund will be able to maintain a stable net asset value. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.)

Investors and savers in money market funds or savings accounts received no reprieve in the first quarter from record low short-term interest rates that have persisted for over two years. Once again, returns to savers in investment vehicles like money market funds, bank savings accounts and short-term CDs remained frustratingly close to zero. Our Fund’s 7-day effective yield increased in the first quarter to 0.05% from 0.01% at December 31.

Despite continued evidence of economic stabilization (e.g. job gains in each of the last twelve months totaling more than 2 million, with the last six months being the best job growth since 2006), the Federal Open Market Committee (FOMC) of the Federal Reserve continues to keep the Fed Funds rate (the overnight lending rate between banks, which is controlled by the Federal Reserve) at “exceptionally low levels” as a means to further economic recovery. The Fed has maintained this target range for the Fed Funds rate at zero to 0.25% since December 2008 and intends to hold interest rates near zero through late 2014.

In the minutes released by the Federal Reserve subsequent to their periodic meetings to discuss interest rate policy (twice in the first quarter), Fed officials agreed that the U.S. economic recovery has strengthened moderately. Minutes also showed little interest for launching any additional measures, such as Quantitative Easing, to bolster the economy. One area of debate among committee members is whether there are still a lot of unused resources, or “slack,” in the economy to keep inflation from accelerating further. While acknowledging that recent increases in oil and gas prices would push up inflation temporarily, the Fed believes long-term inflation expectations remain stable. Time will tell if these expectations are accurate. Rising inflation data, particularly “core” inflation (exclusive of food and energy), could prompt the Fed to begin raising short-term interest rates to prevent inflation from becoming a hindrance to economic expansion.

The Fed Funds rate affects all investments within the opportunity set of our Fund. We invest in ultra-high quality, short-term investments (e.g. U.S. Treasury bills and government agency discount notes) that have a weighted average maturity of less than 60 days. As a result, our yield has invariably followed the path dictated by the Federal Reserve’s monetary policy as we frequently reinvest maturing bills and notes in these short-term instruments. As of March 31, 2012, 97% of our portfolio was invested in U.S. Treasury bills, the balance in high quality Wells Fargo government money market funds. The average life of our portfolio at March 31, 2012, was approximately 37 days.

When the Fed changes from its current course and begins to raise short-term rates, our Fund will quickly benefit as we frequently reinvest maturing securities. In the meantime, we will continue to seek opportunities to add incremental return to our Fund’s yield while maintaining our focus on high credit quality.

Despite today’s low-yield environment, our Fund remains a sensible option for those investors whose primary objective is the maintenance of liquidity and the preservation of capital.

Sector Breakdown

U.S Treasury	96.9%
Government Money Market Fund	2.9
Treasury Money Market Fund	0.1
Other Assets Less Other Liabilities	0.1
100.0%

50 Weitz Funds

GOVERNMENT MONEY MARKET FUND
SCHEDULE OF INVESTMENTS • MARCH 31, 2012

	Principal
U.S. TREASURY — 96.9%†	amount	Value
U.S. Treasury Bill
0.02% 4/19/12	$15,000,000	$14,999,888
0.05% 4/26/12	30,000,000	29,999,042
0.02% 5/17/12	5,000,000	4,999,872
0.09% 5/31/12	25,000,000	24,996,458
Total U.S. Treasury		74,995,260

SHORT-TERM
SECURITIES — 3.0%	Shares	Value
Wells Fargo Advantage Government Money Market Fund -
Institutional Class 0.01%(a)	2,244,071	$2,244,071
Wells Fargo Advantage 100% Treasury Money Market Fund -
Service Class 0.00%(a)	52,556	52,556

Total Short-Term Securities		2,296,627
Total Investments in Securities
(Cost $77,291,887)		77,291,887
Other Assets Less Other Liabilities — 0.1%		74,673
Net Assets — 100.0%		$77,366,560
Net Asset Value Per Share		$1.00

†	Interest rates presented represent the yield to maturity at the date of purchase.
(a)	Rate presented represents the annualized 7-day yield at March 31, 2012.

The accompanying notes form an integral part of these financial statements.	weitzfunds.com 51

STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 2012

(In U.S. dollars except share data)	Value	Partners Value	Partners III	Research	Hickory	Balanced	Short -Intermediate Income	Nebraska Tax-Free Income	Government Money Market
Assets:
Investments in securities at value:
Unaffiliated issuers(a)	1,016,565,626	711,285,316	634,900,868	16,282,444	332,608,730	88,692,176	1,443,671,501	94,476,001	77,291,887
Controlled affiliates(a)	—	—	3,291,500	—	—	—	—	—	—
	1,016,565,626	711,285,316	638,192,368	16,282,444	332,608,730	88,692,176	1,443,671,501	94,476,001	77,291,887
Accrued interest and
dividends receivable	649,121	165,070	137,638	4,742	87,064	187,995	10,728,816	941,693	28
Due from broker	—	—	70,378,726	—	—	—	—	—	—
Receivable for securities sold	2,564,242	—	—	23,847	—	—	5,633,613	—	—
Receivable for fund shares sold	114,764	82,737	110,295	—	86,211	5,200	3,032,949	—	75,000
Total assets	1,019,893,753	711,533,123	708,819,027	16,311,033	332,782,005	88,885,371	1,463,066,879	95,417,694	77,366,915
Liabilities:
Dividends payable on securities
sold short	—	—	92,084	—	—	—	—	—	—
Due to adviser	1,146,050	776,116	665,265	12,314	392,504	96,156	876,006	68,756	—
Options written, at value(b)	—	96,000	3,960,390	—	208,750	—	—	—	—
Payable for securities purchased	5,764,255	2,545,500	13,869,208	—	1,717,198	254,550	5,618,142	1,757,610	—
Payable for fund shares redeemed	1,312,024	941,190	716,256	—	206,616	3,540	974,667	2,400	—
Securities sold short(c)	—	—	68,592,500	—	—	—	—	—	—
Other	—	—	2,806	—	—	—	2,454	—	355
Total liabilities	8,222,329	4,358,806	87,898,509	12,314	2,525,068	354,246	7,471,269	1,828,766	355
Net assets	1,011,671,424	707,174,317	620,920,518	16,298,719	330,256,937	88,531,125	1,455,595,610	93,588,928	77,366,560
Composition of net assets:
Paid-in capital	974,761,592	714,630,327	497,381,873	13,793,064	327,898,064	81,283,182	1,421,547,475	89,487,510	77,366,419
Accumulated undistributed net
investment income (loss)	977,263	(426,224)	(612,251)	1,514	(281,577)	74,195	87,101	30,607	—
Accumulated net realized gain (loss)	(161,856,119)	(129,683,564)	6,038,226	441,781	(55,378,640)	(3,901,195)	281,347	455	141
Net unrealized appreciation
(depreciation) of investments	197,788,688	122,653,778	118,112,670	2,062,360	58,019,090	11,074,943	33,679,687	4,070,356	—
Net assets	1,011,671,424	707,174,317	620,920,518	16,298,719	330,256,937	88,531,125	1,455,595,610	93,588,928	77,366,560
Net assets - Institutional Class			609,423,990				1,402,505,145
Shares outstanding(d)(e)	30,677,264	30,420,788	47,138,001	1,472,432	7,765,466	7,144,981	112,339,461	8,966,180	77,366,419
Net asset value, offering and
redemption price(d)	32.98	23.25	12.93	11.07	42.53	12.39	12.48	10.44	1.00
Net assets - Investor Class			11,496,528				53,090,465
Shares outstanding - Investor Class(e)			891,181				4,259,017
Net asset value, offering and
redemption price - Investor Class			12.90				12.47

(a) Cost of investments in securities:
Unaffiliated issuers	818,776,938	588,637,411	512,820,620	14,220,084	274,595,166	77,617,233	1,409,991,814	90,405,645	77,291,887
Controlled affiliates	—	—	2,899,379	—	—	—	—	—	—
	818,776,938	588,637,411	515,719,999	14,220,084	274,595,166	77,617,233	1,409,991,814	90,405,645	77,291,887
(b) Premiums from options written	—	101,873	3,141,375	—	214,276	—	—	—	—
(c) Proceeds from short sales	—	—	65,051,816	—	—	—	—	—	—

(d)	Designated as Institutional Class for Partners III and Short-Intermediate Income Funds
(e)	Indefinite number of no par value shares authorized

52 Weitz Funds	The accompanying notes form an integral part of these financial statements.

STATEMENTS OF OPERATIONS
YEAR ENDED MARCH 31, 2012

(In U.S. dollars)	Value	Partners Value	Partners III	Research	Hickory	Balanced	Short - Intermediate Income	Nebraska Tax-Free Income	Government Money Market
Investment income:
Dividends:
Unaffiliated issuers(a)	12,137,143	5,930,236	4,516,784	137,310	1,916,590	806,746	739,468	—	—
Interest	43,716	38,162	5,869	306	21,513	559,897	32,392,073	2,851,071	29,372
Total investment income	12,180,859	5,968,398	4,522,653	137,616	1,938,103	1,366,643	33,131,541	2,851,071	29,372
Expenses:
Investment advisory fee	9,335,681	6,738,298	5,210,212	131,430	3,103,081	665,400	5,406,375	362,622	343,028
Administrative fee	1,129,292	913,672	672,907	33,143	456,258	153,110	2,153,248	166,617	153,635
Custodial fees	17,948	14,978	14,450	4,866	10,622	6,563	22,611	2,692	3,435
Distribution fee - Investor Class	—	—	18,421	—	—	—	35,333	—	—
Dividend expense on securities
sold short	—	—	925,317	—	—	—	—	—	—
Interest expense	—	—	594,838	—	—	—	—	—	—
Professional fees	78,739	63,058	56,038	20,053	39,363	24,580	110,911	24,934	24,176
Registration fees	48,098	49,904	72,763	17,685	42,251	22,158	84,737	5,246	25,813
Sub-transfer agent fees	270,847	132,710	90,873	22,510	178,409	34,627	207,817	27,260	36,072
Trustees fees	81,599	59,531	44,452	1,107	27,324	7,308	118,159	7,958	7,668
Other expenses	233,859	144,909	77,558	9,362	79,126	32,074	189,903	49,806	26,527
	11,196,063	8,117,060	7,777,829	240,156	3,936,434	945,820	8,329,094	647,135	620,354
Less expenses reimbursed
by investment adviser	—	—	(38,092)	(121,869)	—	—	(49,649)	—	(613,215)
Net expenses	11,196,063	8,117,060	7,739,737	118,287	3,936,434	945,820	8,279,445	647,135	7,139
Net investment income (loss)	984,796	(2,148,662)	(3,217,084)	19,329	(1,998,331)	420,823	24,852,096	2,203,936	22,233
Realized and unrealized gain
(loss) on investments:
Net realized gain (loss):
Unaffiliated issuers	28,181,792	14,082,777	10,676,810	941,406	11,454,215	4,194,668	5,237,115	467	141
Options written	105,156	297,334	2,713,427	—	661,087	26,124	589,989	—	—
Securities sold short	—	—	(2,104,128)	—	—	—	—	—	—
Net realized gain (loss)	28,286,948	14,380,111	11,286,109	941,406	12,115,302	4,220,792	5,827,104	467	141
Net unrealized appreciation
(depreciation):
Unaffiliated issuers	63,863,272	21,326,068	25,255,926	995,409	(1,303,749)	369,005	8,227,392	3,092,158	—
Controlled affiliates	—	—	(681,000)	—	—	—	—	—	—
Options written	—	5,873	(965,232)	—	(140,691)	(2,874)	(142,488)	—	—
Securities sold short	—	—	(905,084)	—	—	—	—	—	—
Net unrealized appreciation
(depreciation)	63,863,272	21,331,941	22,704,610	995,409	(1,444,440)	366,131	8,084,904	3,092,158	—
Net realized and unrealized
gain (loss) on investments	92,150,220	35,712,052	33,990,719	1,936,815	10,670,862	4,586,923	13,912,008	3,092,625	141
Net increase (decrease) in
net assets resulting
from operations	93,135,016	33,563,390	30,773,635	1,956,144	8,672,531	5,007,746	38,764,104	5,296,561	22,374

(a) Foreign taxes withheld	20,297	—	—	—	—	3,625	—	—	—

The accompanying notes form an integral part of these financial statements.	weitzfunds.com 53

STATEMENTS OF CHANGES IN NET ASSETS

(In U.S. dollars)	Value		Partners Value		Partners III		Research
	Year ended March 31,		Year ended March 31,		Year ended March 31,		Year ended	Three months ended
	2012	2011	2012	2011	2012	2011	March 31, 2012	March 31, 2011(a)
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	984,796	2,151,515	(2,148,662)	(1,689,494)	(3,217,084)	(2,075,236)	19,329	313
Net realized gain (loss)	28,286,948	105,486,353	14,380,111	66,236,373	11,286,109	49,010,322	941,406	175,075
Net unrealized appreciation
(depreciation)	63,863,272	22,534,343	21,331,941	60,658,173	22,704,610	29,213,172	995,409	217,099
Net increase (decrease)
in net assets resulting
from operations	93,135,016	130,172,211	33,563,390	125,205,052	30,773,635	76,148,258	1,956,144	392,487
Distributions to shareholders from:
Net investment income	(2,159,048)	—	—	—	—	—	(18,128)	—
Net investment income -
Institutional Class	—	—	—	—	—	—	—	—
Net investment income -
Investor Class	—	—	—	—	—	—	—	—
Net realized gains	—	—	—	—	—	—	(654,243)	—
Net realized gains -
Institutional Class	—	—	—	—	(12,074,793)	—	—	—
Net realized gains - Investor Class	—	—	—	—	—	—	—	—
Total distributions	(2,159,048)	—	—	—	(12,074,793)	—	(672,371)	—
Fund share transactions	(50,589,631)	(136,463,521)	(80,986,729)	7,285,258	—	—	3,770,949	10,851,510
Fund share transactions -
Institutional Class	—	—	—	—	130,888,688	110,499,176	—	—
Fund share transactions -
Investor Class	—	—	—	—	9,892,753	—	—	—
Net increase (decrease) from
fund share transactions	(50,589,631)	(136,463,521)	(80,986,729)	7,285,258	140,781,441	110,499,176	3,770,949	10,851,510
Total increase (decrease) in
net assets	40,386,337	(6,291,310)	(47,423,339)	132,490,310	159,480,283	186,647,434	5,054,722	11,243,997
Net assets:
Beginning of period	971,285,087	977,576,397	754,597,656	622,107,346	461,440,235	274,792,801	11,243,997	—
End of period	1,011,671,424	971,285,087	707,174,317	754,597,656	620,920,518	461,440,235	16,298,719	11,243,997

Undistributed net investment
income (loss)	977,263	2,151,515	(426,224)	—	(612,251)	—	1,514	313

(a)	Initial offering of shares on December 31, 2010 (See Note 1)

54 Weitz Funds	The accompanying notes form an integral part of these financial statements.

Hickory		Balanced		Short-Intermediate Income		Nebraska Tax-Free Income		Government Money Market
Year ended March 31,		Year ended March 31,		Year ended March 31,		Year ended March 31,		Year ended March 31,
2012	2011	2012	2011	2012	2011	2012	2011	2012	2011

(1,998,331)	(1,575,906)	420,823	764,180	24,852,096	19,428,052	2,203,936	2,236,568	22,233	56,553
12,115,302	34,057,645	4,220,792	5,623,983	5,827,104	4,312,840	467	54,886	141	665

(1,444,440)	35,946,692	366,131	2,546,435	8,084,904	6,545,189	3,092,158	(765,836)	—	—

8,672,531	68,428,431	5,007,746	8,934,598	38,764,104	30,286,081	5,296,561	1,525,618	22,374	57,218

—	—	(554,771)	(707,093)	—	—	(2,268,065)	(2,184,463)	(22,233)	(56,553)

—	—	—	—	(29,463,655)	(23,440,657)	—	—	—	—

—	—	—	—	(414,166)	—	—	—	—	—
—	—	—	—	—	—	(41,735)	—	(665)	(3,686)

—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—
—	—	(554,771)	(707,093)	(29,877,821)	(23,440,657)	(2,309,800)	(2,184,463)	(22,898)	(60,239)
(1,043,645)	48,083,729	(1,059,627)	(1,059,151)	—	—	1,329,666	8,017,819	(4,544,633)	(1,448,184)

—	—	—	—	229,884,398	484,993,703	—	—	—	—

—	—	—	—	52,960,972	—	—	—	—	—

(1,043,645)	48,083,729	(1,059,627)	(1,059,151)	282,845,370	484,993,703	1,329,666	8,017,819	(4,544,633)	(1,448,184)

7,628,886	116,512,160	3,393,348	7,168,354	291,731,653	491,839,127	4,316,427	7,358,974	(4,545,157)	(1,451,205)

322,628,051	206,115,891	85,137,777	77,969,423	1,163,863,957	672,024,830	89,272,501	81,913,527	81,911,717	83,362,922
330,256,937	322,628,051	88,531,125	85,137,777	1,455,595,610	1,163,863,957	93,588,928	89,272,501	77,366,560	81,911,717

(281,577)	—	74,195	199,568	87,101	480,780	30,607	94,736	—	—

The accompanying notes form an integral part of these financial statements.	weitzfunds.com 55

STATEMENT OF CASH FLOWS
PARTNERS III OPPORTUNITY FUND

Year Ended March 31, 2012
Increase (decrease) in cash:
Cash flows from operating activities:
Net increase in net assets from operations	$30,773,635
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Purchases of investment securities	(322,803,274)
Proceeds from sale of investment securities	182,264,785
Proceeds from securities sold short	35,386,216
Short positions covered	(34,757,529)
Sale of short-term investment securities, net	18,792,713
Decrease in accrued interest and dividends receivable	158,538
Decrease in receivable for securities sold	682,322
Decrease in receivable for fund shares sold	937,433
Increase in other liabilities	1,262
Decrease in payable for securities purchased	(4,988,268)
Increase in payable for fund shares redeemed	575,384
Increase in dividends payable on securities sold short	92,084
Increase in due to adviser	206,410
Net unrealized appreciation on investments, options and short sales	(22,704,610)
Net realized gain on investments, options and short sales	(11,286,109)
Net cash used in operating activities	(126,669,008)
Cash flows from financing activities:
Proceeds from sales of fund shares	238,081,602
Payments for redemptions of fund shares	(108,965,763)
Cash distributions to shareholders	(409,191)
Increase in due from broker	(2,037,640)
Net cash provided by financing activities	126,669,008
Net increase (decrease) in cash	—
Cash:
Balance, beginning of period	—
Balance, end of period	$—
Supplemental disclosure of cash flow information:
Cash payments for interest	$593,576
Noncash financing activities:
Reinvestment of shareholder distributions	$11,665,602

56 Weitz Funds	The accompanying notes form an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

The following financial information provides selected data for a share outstanding throughout the periods indicated.

	Year ended March 31,
Value Fund	2012	2011	2010	2009	2008

Net asset value, beginning of period	$30.07	$26.14	$16.90	$27.74	$40.09
Income (loss) from investment operations:
Net investment income (loss)	0.04	0.07	(0.07)	0.07	0.28
Net gain (loss) on securities (realized and unrealized)	2.94	3.86	9.37	(10.72)	(7.94)
Total from investment operations	2.98	3.93	9.30	(10.65)	(7.66)
Less distributions:
Dividends from net investment income	(0.07)	—	(0.06)	(0.19)	(0.28)
Distributions from realized gains	—	—	—	—	(4.41)
Total distributions	(0.07)	—	(0.06)	(0.19)	(4.69)
Net asset value, end of period	$32.98	$30.07	$26.14	$16.90	$27.74

Total return	9.9%	15.0%	55.1%	(38.6% )	(21.2% )
Ratios/supplemental data:
Net assets, end of period ($000)	1,011,671	971,285	977,576	762,093	1,767,828
Ratio of expenses to average net assets	1.20%	1.21%	1.22%	1.20%	1.15%
Ratio of net investment income (loss) to average net assets	0.11%	0.23%	(0.29% )	0.20%	0.69%
Portfolio turnover rate	31%	46%	19%	19%	22%

	Year ended March 31,
Partners Value Fund	2012	2011	2010	2009	2008

Net asset value, beginning of period	$22.05	$18.24	$11.77	$17.33	$24.53
Income (loss) from investment operations:
Net investment income (loss)	(0.07)	(0.05)	(0.08)	0.01	0.07
Net gain (loss) on securities (realized and unrealized)	1.27	3.86	6.56	(5.55)	(4.67)
Total from investment operations	1.20	3.81	6.48	(5.54)	(4.60)
Less distributions:
Dividends from net investment income	—	—	(0.01)	(0.02)	(0.10)
Distributions from realized gains	—	—	—	—	(2.50)
Total distributions	—	—	(0.01)	(0.02)	(2.60)
Net asset value, end of period	$23.25	$22.05	$18.24	$11.77	$17.33

Total return	5.4%	20.9%	55.1%	(32.0% )	(20.7% )
Ratios/supplemental data:
Net assets, end of period ($000)	707,174	754,598	622,107	431,071	1,220,445
Ratio of expenses to average net assets	1.20%	1.21%	1.21%	1.19%	1.15%
Ratio of net investment income (loss) to average net assets	(0.32)%	(0.26)%	(0.52)%	0.05%	0.29%
Portfolio turnover rate	31%	42%	30%	29%	24%

The accompanying notes form an integral part of these financial statements.	weitzfunds.com 57

FINANCIAL HIGHLIGHTS

The following financial information provides selected data for a share outstanding throughout the periods indicated.

Partners III Opportunity Fund -	Year ended March 31,
Institutional Class	2012	2011	2010	2009	2008

Net asset value, beginning of period	$12.63	$10.15	$6.26	$8.55	$11.28
Income (loss) from investment operations:
Net investment income (loss)(a)	(0.07)	(0.06)	(0.08)	(0.04)	0.09
Net gain (loss) on securities (realized and unrealized)	0.67	2.54	3.97	(2.24)	(2.28)
Total from investment operations	0.60	2.48	3.89	(2.28)	(2.19)
Less distributions:
Dividends from net investment income	—	—	—	(0.01)	(0.10)
Distributions from realized gains	(0.30)	—	—	—	(0.44)
Total distributions	(0.30)	—	—	(0.01)	(0.54)
Net asset value, end of period	$12.93	$12.63	$10.15	$6.26	$8.55

Total return	4.9%	24.4%	62.1%	(26.7% )	(20.1% )
Ratios/supplemental data:
Net assets, end of period ($000)	609,424	461,440	274,793	154,909	259,079
Ratio of expenses to average net assets(b)	1.48%	1.51%	1.79%	1.81%	1.54%
Ratio of net investment income (loss) to average net assets	(0.61% )	(0.64% )	(1.02% )	(0.43% )	0.86%
Portfolio turnover rate	44%	64%	54%	58%	51%

Partners III Opportunity Fund -Investor Class	Eight months ended March 31, 2012(c)
Net asset value, beginning of period	$12.08
Income (loss) from investment operations:
Net investment income (loss)(a)	(0.09)
Net gain on securities (realized and unrealized)	0.91
Total from investment operations	0.82
Less distributions:
Dividends from net investment income	—
Distributions from realized gains	—
Total distributions	—
Net asset value, end of period	$12.90
Total return	6.8	%†
Ratios/supplemental data:
Net assets, end of period ($000)	11,497
Ratio of net expenses to average net assets(d)	1.80	%*
Ratio of net investment income (loss) to average net assets	(1.06%	)*
Portfolio turnover rate	44%

*	Annualized
†	Not Annualized
(a)	Based on average daily shares outstanding
(b)
Included in the expense ratio is 0.11%, 0.15%, 0.26%, 0.12% and 0.07% related to interest expense and 0.18%, 0.16%, 0.30%, 0.47% and 0.29% related to dividend expense on securities sold short for the periods ended March 31, 2012, 2011, 2010, 2009 and 2008, respectively.

(c)	Initial offering of shares on August 1, 2011 (See Note 1)
(d)
Included in the expense ratio is 0.12% related to interest expense and 0.24% related to dividend expense on securities sold short for the period ended March 31, 2012. Absent expenses assumed by the Adviser, the annualized expense ratio would have been 2.31% for the period ended March 31, 2012.

58 Weitz Funds	The accompanying notes form an integral part of these financial statements.

The following financial information provides selected data for a share outstanding throughout the periods indicated.

Research Fund	Year ended March 31, 2012	Three months ended March 31, 2011(a)
Net asset value, beginning of period	$10.38	$10.00
Income (loss) from investment operations:
Net investment income	0.01	—	#
Net gain on securities (realized and unrealized)	1.20	0.38
Total from investment operations	1.21	0.38
Less distributions:
Dividends from net investment income	(0.01)	—
Distributions from realized gains	(0.51)	—
Total distributions	(0.52)	—
Net asset value, end of period	$11.07	$10.38
Total return	12.3%	3.8	%†
Ratios/supplemental data:
Net assets, end of period ($000)	16,299	11,244
Ratio of net expenses to average net assets(b)	0.90%	0.90	%*
Ratio of net investment income to average net assets	0.15%	0.01	%*
Portfolio turnover rate	124%	12	%†

	Year ended March 31,
Hickory Fund	2012	2011	2010	2009	2008

Net asset value, beginning of period	$41.12	$31.77	$19.72	$30.53	$39.69
Income (loss) from investment operations:
Net investment income (loss)	(0.26)	(0.20)	(0.21)	(0.04)	0.30
Net gain (loss) on securities (realized and unrealized)	1.67	9.55	12.26	(10.74)	(9.11)
Total from investment operations	1.41	9.35	12.05	(10.78)	(8.81)
Less distributions:
Dividends from net investment income	—	—	—	(0.03)	(0.35)
Distributions from realized gains	—	—	—	—	—
Total distributions	—	—	—	(0.03)	(0.35)
Net asset value, end of period	$42.53	$41.12	$31.77	$19.72	$30.53

Total return	3.4%	29.4%	61.1%	(35.3% )	(22.3% )
Ratios/supplemental data:
Net assets, end of period ($000)	330,257	322,628	206,116	133,813	256,669
Ratio of expenses to average net assets	1.27%	1.27%	1.29%	1.28%	1.21%
Ratio of net investment income (loss) to average net assets	(0.64% )	(0.61% )	(0.79% )	(0.16% )	0.77%
Portfolio turnover rate	38%	67%	61%	28%	31%

*	Annualized
†	Not Annualized
#	Amount less than $0.01
(a)	Initial offering of shares on December 31, 2010 (See Note 1)
(b)
Absent expenses assumed by the Adviser, the expense ratio would have been 1.83% for the period ended March 31, 2012 and the annualized expense ratio would have been 2.89% for the period ended March 31, 2011.

The accompanying notes form an integral part of these financial statements.	weitzfunds.com 59

FINANCIAL HIGHLIGHTS

The following financial information provides selected data for a share outstanding throughout the periods indicated.

	Year ended March 31,
Balanced Fund	2012	2011	2010	2009	2008
Net asset value, beginning of period	$11.74	$10.59	$7.71	$10.05	$12.20
Income (loss) from investment operations:
Net investment income	0.06	0.11	0.11	0.13	0.23
Net gain (loss) on securities (realized and unrealized)	0.67	1.14	2.89	(2.33)	(1.65)
Total from investment operations	0.73	1.25	3.00	(2.20)	(1.42)
Less distributions:
Dividends from net investment income	(0.08)	(0.10)	(0.12)	(0.14)	(0.24)
Distributions from realized gains	—	—	—	—	(0.49)
Total distributions	(0.08)	(0.10)	(0.12)	(0.14)	(0.73)
Net asset value, end of period	$12.39	$11.74	$10.59	$7.71	$10.05

Total return	6.2%	11.8%	39.0%	(21.9% )	(12.3% )
Ratios/supplemental data:
Net assets, end of period ($000)	88,531	85,138	77,969	52,149	76,199
Ratio of expenses to average net assets	1.14%	1.15%	1.17%	1.17%	1.12%
Ratio of net investment income to average net assets	0.51%	0.97%	1.14%	1.37%	1.97%
Portfolio turnover rate	46%	47%	45%	61%	44%

60 Weitz Funds	The accompanying notes form an integral part of these financial statements.

The following financial information provides selected data for a share outstanding throughout the periods indicated.

Short-Intermediate Income Fund -	Year ended March 31,
Institutional Class	2012	2011	2010	2009	2008
Net asset value, beginning of period	$12.39	$12.25	$11.42	$11.74	$11.42
Income (loss) from investment operations:
Net investment income(a)	0.23	0.24	0.35	0.43	0.46
Net gain (loss) on securities (realized and unrealized)	0.13	0.19	0.84	(0.20)	0.32
Total from investment operations	0.36	0.43	1.19	0.23	0.78
Less distributions:
Dividends from net investment income	(0.27)	(0.29)	(0.36)	(0.45)	(0.46)
Distributions from realized gains	—	—	—	(0.10)	—
Total distributions	(0.27)	(0.29)	(0.36)	(0.55)	(0.46)
Net asset value, end of period	$12.48	$12.39	$12.25	$11.42	$11.74

Total return	2.9%	3.5%	10.5%	2.1%	7.0%
Ratios/supplemental data:
Net assets, end of period ($000)	1,402,505	1,163,864	672,025	182,016	127,102
Ratio of expenses to average net assets	0.61%	0.64%	0.62%	0.69%	0.70%
Ratio of net investment income to average net assets	1.84%	2.02%	3.17%	4.00%	3.94%
Portfolio turnover rate	44%	38%	27%	25%	32%

Short-Intermediate Income Fund - Investor Class	Eight months ended March 31, 2012(b)
Net asset value, beginning of period	$12.51
Income (loss) from investment operations:
Net investment income(a)	0.12
Net gain on securities (realized and unrealized)	0.02
Total from investment operations	0.14
Less distributions:
Dividends from net investment income	(0.18)
Distributions from realized gains	—
Total distributions	(0.18)
Net asset value, end of period	$12.47
Total return	1.1	%†
Ratios/supplemental data:
Net assets, end of period ($000)	53,090
Ratio of net expenses to average net assets(c)	0.80	%*
Ratio of net investment income to average net assets	1.58	%*
Portfolio turnover rate	44%

*	Annualized
†	Not Annualized
(a)	Based on average daily shares outstanding
(b)	Initial offering of shares on August 1, 2011 (See Note 1)
(c)	Absent expenses assumed by the Adviser, the annualized expense ratio would have been 1.15% for the period ended March 31, 2012.

The accompanying notes form an integral part of these financial statements.	weitzfunds.com 61

FINANCIAL HIGHLIGHTS

The following financial information provides selected data for a share outstanding throughout the periods indicated.

	Year ended March 31,
Nebraska Tax-Free Income Fund	2012	2011	2010	2009	2008
Net asset value, beginning of period	$10.09	$10.15	$9.94	$9.95	$10.01
Income (loss) from investment operations:
Net investment income	0.25	0.26	0.29	0.35	0.36
Net gain (loss) on securities (realized and unrealized)	0.36	(0.07)	0.21	—^	(0.06)
Total from investment operations	0.61	0.19	0.50	0.35	0.30
Less distributions:
Dividends from net investment income	(0.26)	(0.25)	(0.29)	(0.36)	(0.36)
Distributions from realized gains	— ^	—	—	—	—
Total distributions	(0.26)	(0.25)	(0.29)	(0.36)	(0.36)
Net asset value, end of period	$10.44	$10.09	$10.15	$9.94	$9.95

Total return	6.1%	1.9%	5.1%	3.6%	3.0%
Ratios/supplemental data:
Net assets, end of period ($000)	93,589	89,273	81,914	60,587	55,685
Ratio of net expenses to average net assets(a)	0.71%	0.73%	0.75%	0.75%	0.75%
Ratio of net investment income to average net assets	2.43%	2.49%	2.93%	3.56%	3.69%
Portfolio turnover rate	8%	10%	13%	17%	8%

	Year ended March 31,
Government Money Market Fund	2012	2011	2010	2009	2008
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income (loss) from investment operations:
Net investment income	—	0.001	0.002	0.013	0.042
Net realized gain on securities	—	—	—	—	—
Total from investment operations	—	0.001	0.002	0.013	0.042
Less distributions:
Dividends from net investment income	—	(0.001)	(0.001)	(0.013)	(0.042)
Distributions from realized gains	—	—	(0.001)	—	—
Total distributions	—	(0.001)	(0.002)	(0.013)	(0.042)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total return	0.03%	0.1%	0.2%	1.4%	4.4%
Ratios/supplemental data:
Net assets, end of period ($000)	77,367	81,912	83,363	107,384	102,246
Ratio of net expenses to average net assets(b)	0.01%	0.07%	0.08%	0.10%	0.10%
Ratio of net investment income to average net assets	0.03%	0.06%	0.11%	1.31%	4.23%

^	Amount less than $0.01
#	Amount less than $0.001
(a)	Absent expenses assumed by the Adviser, the expense ratio would have been 0.76%, 0.78% and 0.80% for the periods ended March 31, 2010, 2009 and 2008, respectively.
(b)	Absent expenses assumed by the Adviser, the expense ratio would have been, 0.72%, 0.73%, 0.76%, 0.75% and 0.71% for the periods ended March 31, 2012, 2011, 2010, 2009 and 2008, respectively.

62 Weitz Funds	The accompanying notes form an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2012

(1) Organization
The Weitz Funds (the “Trust”) is registered under the Investment Company Act of 1940 as an open-end management investment company issuing shares in series, each series representing a distinct portfolio with its own investment objectives and policies. At March 31, 2012, the Trust had nine series in operation: Value Fund, Partners Value Fund, Partners III Opportunity Fund, Research Fund, Hickory Fund, Balanced Fund, Short-Intermediate Income Fund, Nebraska Tax-Free Income Fund and Government Money Market Fund (individually, a “Fund”, collectively, the “Funds”).

Each Fund offers one class of shares, except the Partners III Opportunity and Short-Intermediate Income Funds which each offer two classes of shares: Institutional Class and Investor Class shares. Each class of shares has identical rights and privileges, except with respect to certain class specific expenses such as administration and distribution (12b-1) fees, voting rights on matters affecting a single class of shares and exchange privileges. Income, realized and unrealized gains and losses, and expenses of the Funds not directly attributable to a specific class of shares are allocated to the two classes on the basis of daily net assets of each class. Fees and expenses relating to a specific class are charged directly to that share class.

The Research Fund was originally organized in April 2005 as a Delaware limited partnership (the “Partnership”). Effective as of the close of business on December 31, 2010, the Partnership was reorganized into a series of the Trust through a tax-free exchange of 883,662 shares of the Fund (valued at $10.00 per share) in exchange for the net assets of the Partnership. At the time of the exchange, the Partnership had net assets of $8,836,618 including net unrealized appreciation of $849,852.

The investment objective of the Value, Partners Value, Partners III Opportunity, Research and Hickory Funds (the “Weitz Equity Funds”) is capital appreciation. Each of the Weitz Equity Funds invests principally in common stocks and a variety of securities convertible into common stocks such as rights, warrants, convertible preferred stock and convertible bonds.

The investment objectives of the Balanced Fund are regular current income, capital preservation and long-term capital appreciation. The Fund invests principally in a portfolio of U.S. equity and fixed income securities.

The investment objective of the Short-Intermediate Income Fund is high current income consistent with the preservation of capital. Under normal market conditions, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in fixed income securities such as U.S. Government and agency securities, corporate debt securities and mortgage-backed securities.

The investment objective of the Nebraska Tax-Free Income Fund is to provide a high level of current income that is exempt from both federal and Nebraska personal income taxes. The Fund under normal circumstances, invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in municipal securities that generate income exempt from Nebraska state income tax and from federal income tax or in open or closed-end mutual funds which in turn invest in such assets.

The investment objective of the Government Money Market Fund is current income consistent with the preservation of capital and maintenance of liquidity. The Fund invests substantially all of its assets in debt obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities and repurchase agreements on such securities with remaining maturities not exceeding thirteen months. The Fund limits its average portfolio maturity to sixty days or less.

(2) Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States.

(a) Valuation of Investments
Weitz Equity, Balanced, Short-Intermediate Income and Nebraska Tax-Free Income Funds
Investments are carried at value determined using the following valuation methods:

•
Securities traded on a national or regional securities exchange are valued at the last sales price; if there were no sales on that day, securities are valued at the mean between the latest available and representative bid and ask prices; securities listed on the NASDAQ exchange are valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sales price unless the reported trade for the security is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price.

•
Short sales traded on a national or regional securities exchange are valued at the last sales price; if there were no sales on that day, short sales are valued at the mean between the latest available and representative bid and ask prices.

•	Securities not listed on an exchange are valued at the mean between the latest available and representative bid and ask prices.

•
The value of certain debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors.

•
The current market value of a traded option is the last sales price at which such option is traded, or, in the absence of a sale on or about the close of the exchange, the mean of the closing bid and ask prices.

weitzfunds.com  63

•
The value of securities for which market quotations are not readily available or are deemed unreliable, including restricted and not readily marketable securities, is determined in good faith in accordance with procedures approved by the Trust’s Board of Trustees. Such valuation procedures and methods for valuing securities may include, but are not limited to: multiple of earnings, multiple of book value, discount from value of a similar freely-traded security, purchase price, private transaction in the security or related securities, the nature and duration of restrictions on disposition of the security and a combination of these and other factors.

Government Money Market Fund
Investment securities are carried at amortized cost, which approximates market value. Pursuant to Rule 2a-7 of the Investment Company Act of 1940, amortized cost, as defined, is a method of valuing securities at acquisition cost, adjusted for amortization of premium or accretion of discount.

(b) Option Transactions
The Funds, except for the Government Money Market Fund, may purchase put or call options. When a Fund purchases an option, an amount equal to the premium paid is recorded as an asset and is subsequently marked-to-market daily. Premiums paid for purchasing options that expire unexercised are recognized on the expiration date as realized losses. If an option is exercised, the premium paid is subtracted from the proceeds of the sale or added to the cost of the purchase to determine whether a Fund has realized a gain or loss on the related investment transaction. When a Fund enters into a closing transaction, a Fund will realize a gain or loss depending upon whether the amount from the closing transaction is greater or less than the premium paid.

The Funds, except for the Government Money Market Fund, may write put or call options. When a Fund writes an option, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market daily. Premiums received for writing options that expire unexercised are recognized on the expiration date as realized gains. If an option is exercised, the premium received is subtracted from the cost of purchase or added to the proceeds of the sale to determine whether a Fund has realized a gain or loss on the related investment transaction. When a Fund enters into a closing transaction, a Fund will realize a gain or loss depending upon whether the amount from the closing transaction is greater or less than the premium received.

The Funds attempt to limit market risk and enhance their income by writing (selling) covered call options. The risk in writing a covered call option is that a Fund gives up the opportunity of profit if the market price of the financial instrument increases. A Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. The risk in writing a put option is that a Fund is obligated to purchase the financial instrument underlying the option at prices which may be significantly different than the current market price.

(c) Securities Sold Short
The Funds, except for the Government Money Market Fund, periodically engage in selling securities short, which obligates a Fund to replace a security borrowed by purchasing the same security at the current market value. A Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund would realize a gain if the price of the security declines between those dates.

(d) Federal Income Taxes
It is the policy of each Fund to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders; therefore, no provision for income or excise taxes is required.

Net investment income and net realized gains may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for Federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Funds.

The Funds have reviewed their tax positions taken on federal income tax returns, for each of the three open tax years and as of March 31, 2012 and have determined that no provisions for income taxes are required in the Funds’ financial statements.

The following permanent differences between net asset components for financial reporting and tax purposes were reclassified at the end of the fiscal year:

					Short-
	Partners				Intermediate
	Value	Hickory	Partners III	Balanced	Income
Paid-in capital	$(1,722,438)	$(1,716,754)	$(2,604,833)	$—	$—
Accumulated undistributed net investment income	1,722,438	1,716,754	2,604,833	8,575	4,632,046
Accumulated net realized gain (loss)	—	—	—	(8,575)	(4,632,046)

The differences are due to net operating losses and principal paydown adjustments. These reclassifications have no impact on the net asset value of the Funds.

64 Weitz Funds

(e) Security Transactions
Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains or losses are determined by specifically identifying the security sold.

Income dividends less foreign tax withholding (if any), dividends on short positions and distributions to shareholders are recorded on the ex-dividend date. Interest, including amortization of discount or premium, is accrued as earned.

(f) Dividend Policy
The Funds declare and distribute income dividends and capital gains distributions as may be required to qualify as a regulated investment company under the Internal Revenue Code.

Generally, the Short-Intermediate Income and Nebraska Tax-Free Income Funds pay income dividends on a quarterly basis. The Government Money Market Fund declares dividends daily and pays dividends monthly. All dividends and distributions are reinvested automatically, unless the shareholder elects otherwise.

(g) Other
Expenses that are directly related to a Fund are charged directly to that Fund. Other operating expenses of the Trust are prorated to each Fund on the basis of relative net assets or another appropriate basis. Income, realized and unrealized gains and losses and expenses (other than class specific expenses) are allocated to each class of shares based on its relative net assets, except that each class separately bears expenses related specifically to that class, such as transfer agent fees, registration fees and 12b-1 fees.

(h) Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

(3) Fund Share Transactions

	Year ended March 31, 2012		Year ended March 31, 2011
	Shares	Amount	Shares	Amount
	Value
Sales	4,917,919	$147,910,893	2,057,373	$55,309,056
Redemptions	(6,615,739)	(200,565,515)	(7,147,413)	(191,772,577)
Reinvestment of distributions	69,551	2,064,991	—	—
Net increase (decrease)	(1,628,269)	$(50,589,631)	(5,090,040)	$(136,463,521)

Partners Value
Sales	3,902,737	$83,029,226	10,134,988	$194,896,173
Redemptions	(7,699,763)	(164,015,955)	(10,029,129)	(187,610,915)
Net increase (decrease)	(3,797,026)	$(80,986,729)	105,859	$7,285,258

Partners III - Institutional Class
Sales	17,587,485	$213,748,413	13,093,455	$148,377,615
Redemptions	(7,953,612)	(94,525,327)	(3,629,494)	(37,878,439)
Reinvestment of distributions	965,696	11,665,602	—	—
Net increase (decrease)	10,599,569	$130,888,688	9,463,961	$110,499,176

Partners III - Investor Class*
Sales	2,015,165	$24,333,189
Redemptions	(1,123,984)	(14,440,436)
Net increase (decrease)	891,181	$9,892,753

Research†
Sales	392,924	$3,832,592	216,038	$2,178,973
Issued in connection with reorganization	—	—	883,662	8,836,618
Redemptions	(72,040)	(734,013)	(16,128)	(164,081)
Reinvestment of distributions	67,976	672,370	—	—
Net increase (decrease)	388,860	$3,770,949	1,083,572	$10,851,510

Hickory
Sales	2,188,072	$86,439,301	3,834,573	$132,202,914
Redemptions	(2,268,891)	(87,482,946)	(2,476,376)	(84,119,185)
Net increase (decrease)	(80,819)	$(1,043,645)	1,358,197	$48,083,729

weitzfunds.com  65

	Year ended March 31, 2012		Year ended March 31, 2011
	Shares	Amount	Shares	Amount
	Balanced
Sales	536,043	$6,288,234	773,461	$8,484,280
Redemptions	(687,223)	(7,891,475)	(949,145)	(10,232,676)
Reinvestment of distributions	47,229	543,614	61,976	689,245
Net increase (decrease)	(103,951)	$(1,059,627)	(113,708)	$(1,059,151)

Short-Intermediate Income - Institutional Class
Sales	55,005,679	$685,873,440	68,608,240	$851,847,983
Redemptions	(38,884,939)	(484,358,800)	(31,346,052)	(389,407,165)
Reinvestment of distributions	2,283,922	28,369,758	1,820,686	22,552,885
Net increase (decrease)	18,404,662	$229,884,398	39,082,874	$484,993,703

Short-Intermediate Income - Investor Class*
Sales	5,002,466	$62,232,397
Redemptions	(776,404)	(9,680,845)
Reinvestment of distributions	32,955	409,420
Net increase (decrease)	4,259,017	$52,960,972

NebraskaTax-Free Income
Sales	963,294	$10,040,958	2,157,493	$22,173,798
Redemptions	(1,001,713)	(10,377,164)	(1,542,633)	(15,753,573)
Reinvestment of distributions	160,605	1,665,872	156,516	1,597,594
Net increase (decrease)	122,186	$1,329,666	771,376	$8,017,819

Government Money Market
Sales	71,926,923	$71,926,923	89,161,977	$89,161,977
Redemptions	(76,492,696)	(76,492,696)	(90,665,139)	(90,665,139)
Reinvestment of distributions	21,140	21,140	54,978	54,978
Net increase (decrease)	(4,544,633)	$(4,544,633)	(1,448,184)	$(1,448,184)

*	Initial offering of shares on August 1, 2011 (See Note 1)
†	Initial offering of shares on December 31, 2010 (See Note 1)

(4) Related Party Transactions
Each Fund has retained Wallace R. Weitz & Company (the “Adviser”) as its investment adviser. In addition, the Trust has an agreement with Weitz Securities, Inc. (the “Distributor”), a company under common control with the Adviser, to act as distributor for shares of the Trust. Certain officers of the Trust are also officers and directors of the Adviser and the Distributor.

Under the terms of management and investment advisory agreements, the Adviser is paid a monthly fee. The annual investment advisory fee schedule for each of the Weitz Equity Funds (including the Partners III Fund prior to August 1, 2011) is as follows:

Average Daily Net Assets Break Points
GreaterThan	LessThan or EqualTo	Rate
$0	$2,500,000,000	1.00%
2,500,000,000	5,000,000,000	0.90%
5,000,000,000		0.80%

Effective August 1, 2011, the annual investment advisory fee schedule for the Partners III Fund is as follows:

Average Daily Net Assets Break Points
GreaterThan	LessThan or EqualTo	Rate
$0	$1,000,000,000	1.00%
1,000,000,000	2,000,000,000	0.95%
2,000,000,000	3,000,000,000	0.90%
3,000,000,000	5,000,000,000	0.85%
5,000,000,000		0.80%

The Balanced Fund pays the Adviser, on a monthly basis, an annual advisory fee equal to 0.80% of the Fund’s average daily net assets.

The Short-Intermediate Income, Nebraska Tax-Free Income and Government Money Market Funds each pay the Adviser, on a monthly basis, an annual advisory fee equal to 0.40% of the respective Fund’s average daily net assets.

Under the terms of administration agreements, certain services are provided by the Adviser including the transfer of shares,

66 Weitz Funds

disbursement of dividends, fund accounting and related administrative services of the Trust.

Each Fund, or class in the case of Partners III and Short-Intermediate Income Funds, pays the Adviser a monthly administrative fee based on their average daily net assets, plus third party expenses directly related to providing such services.

The Partners III and Short-Intermediate Income Funds have adopted Service and Distribution plans effective August 1, 2011, which authorize the Funds to pay the Distributor a distribution fee payable monthly equal to 0.25% per annum, of the average daily net assets of each Fund’s respective Investor Class.

Through July 31, 2012, the Adviser has contractually agreed to reimburse the Research and Government Money Market Funds or to pay directly a portion of the Funds’ expenses to the extent that total expenses, excluding taxes, interest and brokerage commissions exceed 0.90% and 0.20%, respectively, of each Fund’s average daily net assets.

In addition, for the year ended March 31, 2012, the Adviser voluntarily reimbursed expenses to limit the expenses of the Government Money Market Fund to 0.02% of the Fund’s average daily net assets. The expenses reimbursed by the Adviser for the Research and Government Money Market Funds for the year ended March 31, 2012 were $121,869 and $613,215, respectively.

Through July 31, 2012, the Adviser has agreed in writing to limit the total class-specific operating expenses of the Investor Class shares of the Partners III and Short-Intermediate Income Funds to an amount no greater than 0.25% and 0.20% per annum, respectively, more than the total class-specific operating expenses of the Institutional Class shares of the respective Funds (in each case, as such expenses are expressed as a percentage of the average daily net assets of each Fund’s respective share class).  The expenses reimbursed by the Adviser for the Investor Class shares of the Partners III and Short-Intermediate Income Funds for the period ended March 31, 2012 were $38,092 and $49,649, respectively.

As of March 31, 2012, the controlling shareholder of the Adviser held approximately 76% of the Research Fund, 41% of the Nebraska Tax-Free Income Fund, 39% of the Balanced Fund, 29% of the Partners III Fund, 15% of the Hickory Fund and 14% of the Government Money Market Fund.

(5) Distributions to Shareholders and Distributable Earnings
The tax character of distributions paid by the Funds are summarized as follows:

	Year ended March 31,		Year ended March 31,
Distributions paid from:	2012	2011	2012	2011
	Value		Partners III
Ordinary income	$2,159,048	$—	$—	$—
Long-term capital gains	—	—	12,074,793	—
Total distributions	$2,159,048	$—	$12,074,793	$—

	Research		Balanced
Ordinary income	$378,244	$—	$554,771	$707,093
Long-term capital gains	294,127	—	—	—
Total distributions	$672,371	$—	$554,771	$707,093

	Short-Intermediate Income		Nebraska Tax-Free Income
Ordinary income	$29,877,821	$23,440,657	$11,494	$11,402
Tax exempt income	—	—	2,256,571	2,173,061
Long-term capital gains	—	—	41,735	—
Total distributions	$29,877,821	$23,440,657	$2,309,800	$2,184,463

Government Money Market
Ordinary income	$22,898	$60,239

As of March 31, 2012, the components of distributable earnings on a tax basis were as follows:

		Partners
	Value	Value	Partners III	Research	Hickory
Undistributed ordinary income	$977,263	$—	$—	$417,546	$—
Qualified ordinary loss deferral	—	(426,224)	(612,251)	—	(281,577)
Undistributed long-term gains	—	—	8,523,996	92,921	—
Capital loss carryforwards	(161,856,119)	(127,177,310)	—	—	(53,422,102)
Net unrealized appreciation (depreciation)	197,788,688	120,147,524	115,626,900	1,995,188	56,062,552
	$36,909,832	$(7,456,010)	$123,538,645	$2,505,655	$2,358,873

weitzfunds.com 67

		Short-Intermediate	Nebraska	Government
	Balanced	Income	Tax-Free Income	Money Market
Undistributed ordinary income	$74,195	$87,101	$—	$496
Undistributed tax exempt income	—	—	30,607	—
Undistributed long-term gains	—	281,347	455	—
Capital loss carryforwards	(3,898,235)	—	—	—
Net unrealized appreciation (depreciation)	11,071,983	33,679,687	4,070,356	—
	$7,247,943	$34,048,135	$4,101,418	$496

The Partners Value, Partners III and Hickory Funds elected to defer ordinary losses arising after December 31, 2011. Such losses are treated for tax purposes as arising on April 1, 2012.

Capital loss carryforwards represent tax basis capital losses which may be carried over to offset future realized capital gains, if any. To the extent that carryforwards are used, no capital gains distributions will be made. During the fiscal year, the Funds utilized capital loss carryforwards to offset realized capital gains. The expirations and utilizations of the carryforwards are as follows:

					Short-
		Partners			Intermediate
	Value	Value	Hickory	Balanced	Income
March 31, 2017	$—	$(11,124,649)	$(25,758,330)	$—	$—
March 31, 2018	(161,856,119)	(116,052,661)	(27,663,772)	(3,898,235)	—
Total capital loss carryforwards	$(161,856,119)	$(127,177,310)	$(53,422,102)	$(3,898,235)	$—
Capital loss carryforwards utilized	$26,954,042	$14,079,157	$12,191,257	$4,214,043	$414,158

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

(6) Securities Transactions
Purchases and proceeds from maturities or sales of investment securities of the Funds, other than short-term securities, are summarized as follows:

							Short-	Nebraska
		Partners					Intermediate	Tax-Free
	Value	Value	Partners III	Research	Hickory	Balanced	Income	Income
Purchases	$236,190,314	$176,941,161	$348,624,529	$13,712,320	$97,593,596	$28,274,002	$645,026,554	$10,775,648
Proceeds	345,960,148	238,877,433	204,273,785	12,958,155	91,303,225	40,605,127	434,947,565	6,950,000

The cost of investments is the same for financial reporting and Federal income tax purposes for the Value, Short-Intermediate Income, Nebraska Tax-Free Income and Government Money Market Funds. The cost of investments for Federal income tax purposes for the Partners Value, Partners III, Research, Hickory and Balanced Funds is $591,143,665, $518,205,769, $14,287,256, $276,551,704 and $77,620,193, respectively.

At March 31, 2012, the aggregate gross unrealized appreciation and depreciation of investments, based on cost for Federal income tax purposes, are summarized as follows:

							Short-	Nebraska
		Partners					Intermediate	Tax-Free
	Value	Value	Partners III	Research	Hickory	Balanced	Income	Income
Appreciation	$205,214,246	$134,954,960	$129,746,118	$2,063,299	$66,297,767	$11,247,288	$37,948,452	$4,133,817
Depreciation	(7,425,558)	(14,813,309)	(9,759,519)	(68,111)	(10,240,741)	(175,305)	(4,268,765)	(63,461)
Net	$197,788,688	$120,141,651	$119,986,599	$1,995,188	$56,057,026	$11,071,983	$33,679,687	$4,070,356

68 Weitz Funds

(a) Illiquid and Restricted Securities
The Funds own certain securities which have a limited trading market and/or certain restrictions on trading and therefore may be illiquid and/or restricted. Such securities have been valued at fair value in accordance with the procedures described in Note (2)(a). Because of the inherent uncertainty of valuation, these values may differ from the values that would have been used had a ready market for these securities existed and these differences could be material. Illiquid and/or restricted securities owned at March 31, 2012, include the following:

						Nebraska
	Acquisition		Partners			Tax-Free
	Date	Value	Value	Partners III	Hickory	Income
Adelphia Recovery Trust, Series ACC-7	7/25/02	$494,900	$300,300	$—	$—	$—
CIBL, Inc.	9/09/96	—	—	—	94,596	—
Continental Resources	1/28/87	—	—	41,437	—	—
ICTC Group, Inc. – CL A	9/09/96	—	—	—	297,285	—
Intelligent Systems Corp.	12/03/91	—	—	2,899,379	—	—
LICT Corp.	9/09/96	—	—	—	2,228,509	—
Nebraska Investment Finance Authority, Clean Water State Revolving Bond, Series 2011, 0.6%, 6/15/12	8/31/11	—	—	—	—	1,505,000
Total cost of illiquid and/or restricted securities		$494,900	$300,300	$2,940,816	$2,620,390	$1,505,000
Value at 3/31/12		$—	$—	$3,623,000	$3,487,953	$1,505,000
Percent of net assets at 3/31/12		0.0%	0.0%	0.6%	1.1%	1.6%

(b) Options Written
Transactions relating to options written for the year ended March 31, 2012 are summarized as follows:

	Value		Partners Value
	Number of		Number of
	Contracts	Premiums	Contracts	Premiums
Options outstanding, beginning of period	—	$—	—	$—
Options written	400	230,584	2,250	399,207
Options exercised	(200)	(125,428)	—	—
Options expired	(200)	(105,156)	(2,000)	(297,334)
Options outstanding, end of period	—	$—	250	$101,873

	Partners III		Hickory
	Number of		Number of
	Contracts	Premiums	Contracts	Premiums
Options outstanding, beginning of period	1,000	$173,717	1,000	$173,717
Options written	40,250	10,550,336	4,600	1,091,819
Options exercised	(6,920)	(1,439,644)	(1,500)	(390,173)
Options expired	(11,400)	(1,850,676)	(3,600)	(661,087)
Options closed	(12,250)	(4,292,358)	—	—
Options outstanding, end of period	10,680	$3,141,375	500	$214,276

	Balanced		Short-Intermediate Income
	Number of		Number of
	Contracts	Premiums	Contracts	Premiums
Options outstanding, beginning of period	50	$26,124	5,000	$589,988
Options written	300	117,373	2,000	1,274,975
Options exercised	(300)	(117,373)	(2,000)	(1,274,975)
Options expired	(50)	(26,124)	(5,000)	(589,988)
Options outstanding, end of period	—	$—	—	—

weitzfunds.com 69

The locations in the Statements of Assets and Liabilities of the Funds’ derivative positions, none of which are designated as hedging instruments are as follows:

					Average	Gross Notional
			Fair Value at March 31, 2012		Month-End	Amount
			Asset	Liability	Notional	Outstanding
Fund	Type of Derivative	Location	Derivatives	Derivatives	Amount	March 31, 2012
Value	Equity call options written	Options written, at value	$—	$—	$300,000	$—
	Equity put options written	Options written, at value	—	—	283,333	—
Partners Value	Equity call options written	Options written, at value	—	(96,000)	1,213,542	1,562,500
Partners III	Put options purchased	Investments in securities	591,500	—	17,700,000	42,350,000
		at value
	Equity call options written	Options written, at value	—	(3,957,390)	25,585,563	75,433,250
	Put options written	Options written, at value	—	(3,000)	5,918,750	1,750,000
Hickory	Equity call options written	Options written, at value	—	(208,750)	3,779,167	3,125,000
	Equity put options written	Options written, at value	—	—	1,000,000	—
Balanced	Equity call options written	Options written, at value	—	—	375,000	—
Short-	Equity call options written	Options written, at value	—	—	5,104,167	—
Intermediate
Income

Derivative positions open during the year and at year end are reflected for each Fund in the table above.

Transactions in derivative instruments during the year ended March 31, 2012 by the Funds are recorded in the following locations in the Statements of Operations:

			Realized		Change in
			Gain		Unrealized
Fund	Type of Derivative	Location	(Loss)	Location	Gain (Loss)
Value	Equity call options written	Net realized gain (loss) -	$105,156	Net unrealized appreciation	$—
		options written		(depreciation) - options written
Partners Value	Equity call options written	Net realized gain (loss) -	297,334	Net unrealized appreciation	5,873
		options written		(depreciation) - options written
Partners III	Equity put options purchased	Net realized gain (loss) -	(1,135,411)	Net unrealized appreciation	(635,250)
		unaffiliated issuers		(depreciation) - unaffiliated issuers
	Equity call options written	Net realized gain (loss) -	1,206,670	Net unrealized appreciation	(1,132,713)
		options written		(depreciation) - options written
	Equity put options written	Net realized gain (loss) -	1,506,757	Net unrealized appreciation	167,481
		options written		(depreciation) - options written
Hickory	Equity call options written	Net realized gain (loss) -	661,087	Net unrealized appreciation	(140,691)
		options written		(depreciation) - options written
Balanced	Equity call options written	Net realized gain (loss) -	26,124	Net unrealized appreciation	(2,874)
		options written		(depreciation) - options written
Short-	Equity call options written	Net realized gain (loss) -	589,989	Net unrealized appreciation	(142,488)
Intermediate		options written		(depreciation) - options written
Income

(7) Affiliated Issuers
Affiliated issuers, as defined under the Investment Company Act of 1940, are those in which a Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of each Fund’s holdings in the securities of such issuers is set forth below:

	Number of			Number of			Realized
	Shares Held	Gross	Gross	Shares Held	Value	Dividend	Gains/
	March 31, 2011	Additions	Reductions	March 31, 2012	March 31, 2012	Income	(Losses)
Partners III:
Intelligent Systems Corp.†	2,270,000	—	—	2,270,000	$3,291,500	$—	$—

† Controlled affiliate in which the Fund owns 25% or more of the outstanding voting securities.

70 Weitz Funds

(8) Contingencies
Each Fund indemnifies the Trust’s officers and trustees for certain liabilities that might arise from their performance of their duties to each of the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

(9) Financial Instruments With Off-Balance Sheet Risks
Option contracts written and securities sold short result in off-balance sheet risk as the Fund’s ultimate obligation to satisfy the terms of the contract or the sale of securities sold short may exceed the amount recognized in the Statements of Assets and Liabilities.

The Funds are required to maintain collateral in a segregated account to provide adequate margin as determined by the broker.

(10) Margin Borrowing Agreement
The Partners III Fund has a margin account with its prime broker, Merrill Lynch, under which the Fund may borrow against the value of its securities, subject to regulatory limitations. Interest accrues at the federal funds rate plus 0.625% (0.765% at March 31, 2012). Interest is accrued daily and paid monthly. The Partners III Fund held a cash balance of $70,378,726, with the broker at March 31, 2012.

The Partners III Fund is exposed to credit risk from its prime broker who effects transactions and extends credit pursuant to a prime brokerage agreement. The Adviser attempts to minimize the credit risk by monitoring credit exposure and the credit worthiness of the prime broker.

(11) Concentration of Credit Risk
Approximately 84% of the Nebraska Tax-Free Income Fund’s net assets are in obligations of political subdivisions of the State of Nebraska which are subject to the credit risk associated with the non-performance of such issuers.

(12) Fair Value Measurements
Various inputs are used in determining the value of the Fund’s investments. These inputs are used in determining the value of the Funds’ investments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs (including quoted prices for similar securities)

•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

A description of the valuation techniques applied to the company’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

•
Equity securities (common and preferred stock). Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are categorized in Level 2.

•
Corporate and Municipal bonds. The fair value of corporate bonds is estimated using various techniques, which may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads and fundamental data relating to the issuer. Although most corporate and municipal bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

•
Asset backed securities. The fair value of asset backed securities (including non-government agency mortgage-backed securities) is estimated based on models that consider the estimated cash flows of each tranche of the entity, establishes a benchmark yield and develops an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized as Level 3.

•
U.S. Government securities. U.S. Government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued principally using dealer quotations. U.S. Government securities are categorized in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

•
U.S. agency securities. U.S. agency securities are comprised of two main categories consisting of agency issued debt and mortgage-backed securities. Agency issued debt securities are generally valued in a manner similar to U.S. Government securities.

weitzfunds.com 71

Mortgage-backed securities include collateralized mortgage obligations, to-be-announced (TBA) securities and mortgage pass-through certificates. Mortgage-backed securities are generally valued using dealer quotations. Depending on market activity levels and whether quotations or other data are used, these securities are typically categorized in Level 2 of the fair value hierarchy.

•
Restricted and/or illiquid securities. Restricted and/or illiquid securities for which quotations are not readily available are valued in accordance with procedures approved by the Trust’s Board of Trustees. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted or illiquid securities issued by nonpublic entities may be valued by reference to comparable public entities or fundamental data relating to the issuer or both. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

•
Derivative instruments. Listed derivatives, such as the Funds’ equity option contracts, that are valued based on closing prices from the exchange or the mean of the closing bid and ask prices are generally categorized in Level 2 of the fair value hierarchy.

The following is a  summary of the inputs used as of March 31, 2012, in valuing the Funds’ assets and liabilities carried at fair value:

Value
	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Common Stocks:
Information Technology	$179,286,600	$—	$—	$179,286,600
Consumer Discretionary	172,208,850	—	—	172,208,850
Financials	133,108,000	—	—	133,108,000
Consumer Staples	90,319,500	—	—	90,319,500
Industrials	84,844,800	—	—	84,844,800
Materials	52,068,050	—	—	52,068,050
Energy	49,039,200	—	—	49,039,200
Health Care	40,267,500	—	—	40,267,500
Short-Term Securities	215,423,126	—	—	215,423,126
Total Investments in Securities	$1,016,565,626	$—	$—	$1,016,565,626

Partners Value
	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Common Stocks:
Consumer Discretionary	$162,535,919	$—	$—	$162,535,919
Information Technology	122,473,902	—	—	122,473,902
Financials	105,774,400	—	—	105,774,400
Health Care	58,564,950	—	—	58,564,950
Energy	38,545,560	—	—	38,545,560
Materials	35,686,175	—	—	35,686,175
Industrials	22,472,000	—	—	22,472,000
Consumer Staples	13,440,000	—	—	13,440,000
Short-Term Securities	151,792,410	—	—	151,792,410
Total Investments in Securities	$711,285,316	$—	$—	$711,285,316
Liabilities:
Options Written	$—	$(96,000)	$—	$(96,000)

72 Weitz Funds

Partners III
	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Common Stocks:
Consumer Discretionary	$167,725,990	$—	$—	$167,725,990
Financials	117,828,020	—	—	117,828,020
Information Technology	98,508,700	—	—	98,508,700
Health Care	62,691,100	—	—	62,691,100
Energy	54,702,917	—	—	54,702,917
Industrials	29,213,484	3,291,500	—	32,504,984
Materials	24,507,901	—	—	24,507,901
Consumer Staples	2,710,400	—	—	2,710,400
Telecommunication Services	—	—	331,500	331,500
Put Options	—	591,500	—	591,500
Short-Term Securities	76,089,356	—	—	76,089,356
Total Investments in Securities	$633,977,868	$3,883,000	$331,500	$638,192,368
Liabilities:
Options Written	$—	$(3,960,390)	$—	$(3,960,390)
Securities Sold Short	(68,592,500)	—	—	(68,592,500)

Research
	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Common Stocks:
Consumer Discretionary	$4,206,457	$—	$—	$4,206,457
Information Technology	3,629,619	—	—	3,629,619
Financials	1,397,700	—	—	1,397,700
Energy	1,089,232	—	—	1,089,232
Health Care	842,746	—	—	842,746
Industrials	462,387	—	—	462,387
Consumer Staples	457,488	—	—	457,488
Short-Term Securities	4,196,815	—	—	4,196,815
Total Investments in Securities	$16,282,444	$—	$—	$16,282,444

Hickory
	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Common Stocks:
Consumer Discretionary	$105,104,340	$—	$1,180,875	$106,285,215
Financials	38,538,700	—	—	38,538,700
Materials	26,558,074	—	—	26,558,074
Health Care	24,069,850	—	—	24,069,850
Energy	15,268,500	—	—	15,268,500
Information Technology	14,361,900	—	—	14,361,900
Industrials	11,467,825	—	—	11,467,825
Consumer Staples	8,106,272	—	—	8,106,272
Telecommunication Services	—	2,160,750	146,328	2,307,078
Short-Term Securities	85,645,316	—	—	85,645,316
Total Investments in Securities	$329,120,777	$2,160,750	$1,327,203	$332,608,730
Liabilities:
Options Written	$—	$(208,750)	$—	$(208,750)
weitzfunds.com 73

Balanced
	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Common Stocks:
Information Technology	$8,023,770	$—	$—	$8,023,770
Consumer Discretionary	7,823,835	—	—	7,823,835
Financials	7,028,350	—	—	7,028,350
Consumer Staples	5,551,600	—	—	5,551,600
Health Care	5,320,120	—	—	5,320,120
Industrials	3,429,800	—	—	3,429,800
Materials	3,025,680	—	—	3,025,680
Energy	1,970,280	—	—	1,970,280
Corporate Bonds	—	9,926,665	—	9,926,665
Mortgage-Backed Securities	—	3,365,551	—	3,365,551
Asset-Backed Securities	—	504,329	—	504,329
Taxable Municipal Bonds	—	314,406	—	314,406
Government Agency	—	2,004,610	—	2,004,610
Short-Term Securities	30,403,180	—	—	30,403,180
Total Investments in Securities	$72,576,615	$16,115,561	$—	$88,692,176

Short-Intermediate Income
	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Corporate Bonds	$—	$598,742,141	$—	$598,742,141
Mortgage-Backed Securities	—	514,854,554	—	514,854,554
Asset-Backed Securities	—	9,675,076	—	9,675,076
Taxable Municipal Bonds	—	15,684,854	—	15,684,854
U.S. Treasury and Government Agency	—	148,603,550	—	148,603,550
Common Stocks	22,170,981	—	—	22,170,981
Short-Term Securities	133,940,345	—	—	133,940,345
Total Investments in Securities	$156,111,326	$1,287,560,175	$—	$1,443,671,501

Nebraska Tax-Free Income
	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Municipal Bonds:
Arizona	$—	$1,034,350	$—	$1,034,350
Florida	—	2,263,530	—	2,263,530
Hawaii	—	1,006,930	—	1,006,930
Illinois	—	2,268,086	—	2,268,086
Iowa	—	655,620	—	655,620
Minnesota	—	10,030	—	10,030
Nebraska	—	76,885,864	1,505,000	78,390,864
North Dakota	—	889,001	—	889,001
Ohio	—	1,109,774	—	1,109,774
Puerto Rico	—	2,497,763	—	2,497,763
Virginia	—	1,093,940	—	1,093,940
Wisconsin	—	1,555,995	—	1,555,995
Short-Term Securities	1,700,118	—	—	1,700,118
Total Investments in Securities	$1,700,118	$91,270,883	$1,505,000	$94,476,001

74 Weitz Funds

Government Money Market
	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
U.S. Treasury	$74,995,260	$—	$—	$74,995,260
Short-Term Securities	2,296,627	—	—	2,296,627
Total Investments in Securities	$77,291,887	$—	$—	$77,291,887

For transfers between the levels within the fair value hierarchy, the Funds have adopted a policy of recognizing the transfers as of the date of the underlying event which caused the transfer.

At March 31, 2012, the reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining the following Funds’ fair values were as follows:

			Nebraska
			Tax-Free
	Partners III	Hickory	Income
Common Stocks:
Beginning balance, March 31, 2011	$331,500	$619,683	$—
Net realized gain (loss)	—	—	—
Net change in unrealized appreciation (depreciation)	—	707,520	—
Net purchases (sales)	—	—	1,505,000
Transfers in to Level 3	—	—	—
Transfers out of Level 3	—	—	—
Ending balance, March 31, 2012	$331,500	$1,327,203	$1,505,000
Net change in unrealized appreciation (depreciation)attributable to assets still held at end of period	$—	$707,520	$—

(13) Subsequent Events
Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

(14) New Accounting Pronouncement
In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and International Financial Reporting Standards (“IFRS”). ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU No. 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the implications of ASU No. 2011-04 and its impact on the financial statements has not been determined.

weitzfunds.com 75

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

To the Board of Trustees and Shareholders of The Weitz Funds

We have audited the accompanying statements of assets and liabilities of The Weitz Funds, comprising the Value Fund, Partners Value Fund, Partners III Opportunity Fund, Research Fund, Hickory Fund, Balanced Fund, Short-Intermediate Income Fund, Nebraska Tax-Free Income Fund and Government Money Market Fund (collectively referred to as the “Funds”), including the schedules of investments, as of March 31, 2012, and the related statements of operations (and statement of cash flows for Partners III Opportunity Fund) for the year or period then ended, the statements of changes in net assets for each of the two years or periods in the period then ended, and the financial highlights for each of the five years or periods in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2012, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds referred to above of The Weitz Funds as of March 31, 2012, the results of their operations (and cash flows for Partners III Opportunity Fund) for the year or period then ended, the changes in their net assets for each of the two years or periods in the period then ended, and their financial highlights for each of the five years or periods in the period then ended, in conformity with U.S. generally accepted accounting principles.

Cincinnati, Ohio
April 30, 2012

76 Weitz Funds

ACTUAL AND HYPOTHETICAL EXPENSES FOR
COMPARISON PURPOSES • (UNAUDITED)

Example
As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including any transaction fees that you may be charged if you purchase or redeem your Fund shares through certain financial institutions; and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2011 through March 31, 2012.

Actual Expenses
The first line for each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an account value of $8,600 divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid from 10/01/11 –3/31/12” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line for each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a specific Weitz Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs charged by certain financial institutions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if you incurred transactional fees, your costs would have been higher. Actual and hypothetical expenses for each Fund are provided in this table.

		Beginning	Ending Account	Annualized	Expenses Paid
		Account Value	Value	Expense	from 10/01/11 -
		10/01/11	3/31/12	Ratio	3/31/12(1)
Value	Actual	$1,000.00	$1,220.58	1.19%	$6.61
	Hypothetical(2)	1,000.00	1,019.05	1.19%	6.01
Partners Value	Actual	1,000.00	1,236.04	1.20%	6.71
	Hypothetical(2)	1,000.00	1,019.00	1.20%	6.06
Partners III -	Actual	1,000.00	1,205.03	1.55%	8.54
Institutional Class	Hypothetical(2)	1,000.00	1,017.25	1.55%	7.82
Partners III -	Actual	1,000.00	1,202.24	1.82%	10.02
Investor Class	Hypothetical(2)	1,000.00	1,015.90	1.82%	9.17
Research	Actual	1,000.00	1,250.32	0.90%	5.06
	Hypothetical(2)	1,000.00	1,020.50	0.90%	4.55
Hickory	Actual	1,000.00	1,241.75	1.28%	7.17
	Hypothetical(2)	1,000.00	1,018.60	1.28%	6.46
Balanced	Actual	1,000.00	1,166.27	1.14%	6.17
	Hypothetical(2)	1,000.00	1,019.30	1.14%	5.76
Short-Intermediate Income -	Actual	1,000.00	1,019.47	0.60%	3.03
Institutional Class	Hypothetical(2)	1,000.00	1,022.00	0.60%	3.03
Short-Intermediate Income -	Actual	1,000.00	1,018.43	0.80%	4.04
Investor Class	Hypothetical(2)	1,000.00	1,021.00	0.80%	4.04
Nebraska Tax-Free	Actual	1,000.00	1,018.36	0.70%	3.53
	Hypothetical(2)	1,000.00	1,021.50	0.70%	3.54
Government	Actual	1,000.00	1,000.10	0.00%	0.00
Money Market	Hypothetical(2)	1,000.00	1,025.00	0.00%	0.00

(1)
Expenses are equal to the annualized expense ratio for the Fund, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183/366).

(2)	Assumes 5% total return before expenses.

weitzfunds.com 77

OTHER INFORMATION
(UNAUDITED)

Proxy Voting Policy
A description of the Funds’ proxy voting policies and procedures is available without charge, upon request by (i) calling 800-304-9745, (ii) on the Funds’ website at http://www.weitzfunds.com; and (iii) on the SEC’s website at http://www.sec.gov.

Information on how each of the Funds (other than the Research Fund) voted proxies relating to portfolio securities during each twelve month period ended June 30 is available: (i) on the Funds’ website at http://www.weitzfunds.com, and (ii) on the SEC’s website at http://www.sec.gov.

Form N-Q
The Funds file complete schedules of their portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington DC.

Information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330. When filed, the Fund’s quarterly reports, including the information filed on Form N-Q will also be available on the Funds’ website at http://www.weitzfunds.com.

Tax Information
For the fiscal year ended March 31, 2012, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, the amounts that may be considered qualified dividend income and for corporate shareholders, the amounts that may qualify for the corporate dividends received deduction, are summarized as follows:

				Short-
				Intermediate
	Value	Research	Balanced	Income
Qualified dividend income	$2,159,048	$116,462	$554,772	$81,896
Corporate dividends received deduction	2,159,048	117,673	554,772	81,896

The information and distributions reported herein may differ from the information and distributions reported to shareholders for the calendar year ended December 31, 2011, which was reported in conjunction with your 2011 Form 1099-DIV.

78 Weitz Funds

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weitzfunds.com 79

INFORMATION ABOUT THE TRUSTEES
AND OFFICERS • (UNAUDITED)

The individuals listed below serve as Trustees or Officers of the Trust. Each Trustee of the Weitz Funds serves until a successor is elected and qualified or until resignation. Each Officer of the Weitz Funds is elected annually by the Trustees.

The address of all Officers and Trustees is 1125 South 103rd Street, Suite 200, Omaha, Nebraska 68124.

Interested Trustees*
Wallace R. Weitz (Age: 62)
Position(s) Held with Trust: President; Portfolio Manager;
Trustee
Length of Service (Beginning Date): Weitz Funds (and
   certain predecessor funds) – January 1986
Principal Occupation(s) During Past 5 Years: President,
Wallace R. Weitz & Company, Weitz Funds (and
certain predecessor funds)
Number of Portfolios Overseen in Fund Complex: 9
Other Directorships: N/A

Thomas R. Pansing (Age: 67)
Position(s) Held with Trust: Trustee
Length of Service (Beginning Date): Weitz Funds (and
certain predecessor funds) - January 1986
Principal Occupation(s) During Past 5 Years: Partner,
Pansing Hogan Ernst & Bachman LLP, a law firm
Number of Portfolios Overseen in Fund Complex: 9
Other Directorships: N/A

*
Mr. Weitz is a Director and Officer of Wallace R. Weitz & Company, investment adviser to the Weitz Funds, and as such is considered an “interested person” of the Trust, as that term is defined in the Investment Company Act of 1940 (an “Interested Trustee”). Mr. Pansing performs certain legal services for the investment adviser and the Weitz Funds and, therefore, is also classified as an “Interested Trustee”.

Independent Trustees
Lorraine Chang (Age: 61)
Position(s) Held with Trust: Trustee; Chairman, Board
of Trustees
Length of Service (Beginning Date): Weitz Funds (and
certain predecessor funds) - June 1997
Principal Occupation(s) During Past 5 Years: Independent
Consultant - January 2009 to Present; Partner, The
Public Strategies Group, a management consulting
firm - January 1999 to December 2008
Number of Portfolios Overseen in Fund Complex: 9
Other Directorships: N/A
John W. Hancock (Age: 64)
Position(s) Held with Trust: Trustee
Length of Service (Beginning Date): Weitz Funds (and
certain predecessor funds) - January 1986
Principal Occupation(s) During Past 5 Years: Partner,
Hancock & Dana, an accounting firm
Number of Portfolios Overseen in Fund Complex: 9
Other Directorships: N/A

Richard D. Holland (Age: 90)
Position(s) Held with Trust: Trustee
Length of Service (Beginning Date): Weitz Funds (and
certain predecessor funds) - June 1995
Principal Occupation(s) During Past 5 Years: Retired
Number of Portfolios Overseen in Fund Complex: 9
Other Directorships: N/A
Delmer L. Toebben (Age: 81)
Position(s) Held with Trust: Trustee
Length of Service (Beginning Date): Weitz Funds (and
certain predecessor funds) - July 1996
Principal Occupation(s) During Past 5 Years: Retired
Number of Portfolios Overseen in Fund Complex: 9
Other Directorships: N/A

80 Weitz Funds

Independent Trustees (continued)
Roland J. Santoni (Age: 70)
Position(s) Held with Trust: Trustee
Length of Service (Beginning Date): Weitz Funds -
February 2004
Principal Occupation(s) During Past 5 Years: Vice
President, West Development, Inc., a development
company; President, Gary and Mary West Foundation,
2007 to Present
Number of Portfolios Overseen in Fund Complex: 9
Barbara W. Schaefer (Age: 58)
Position(s) Held with Trust: Trustee
Length of Service (Beginning Date): Weitz Funds -
March 2005
Principal Occupation(s) During Past 5 Years: Senior Vice
President-Human Resources and Corporate Secretary,
Union Pacific Corporation
Number of Portfolios Overseen in Fund Complex: 9
Other Directorships: N/A

Other Directorships: N/A
Justin B. Wender (Age: 42)
Position(s) Held with Trust: Trustee
Length of Service (Beginning Date): Weitz Funds -
May 2009
Principal Occupation(s) During Past 5 Years: President,
Stella Point Capital, LLC, a private equity firm - August
2010 to Present; President, Castle Harlan, Inc., a
private equity firm - July 1993 to August 2010
Number of Portfolios Overseen in Fund Complex: 9
Other Directorships: N/A

Officers
John R. Detisch (Age: 47)
Position(s) Held with Trust: Vice President, Secretary and
Chief Compliance Officer
Length of Service (Beginning Date): Weitz Funds -
January 2011
Principal Occupation(s) During Past 5 Years: Vice
President and Chief Compliance Officer, Wallace R.
Weitz & Company, Vice President and Chief
Compliance Officer, Weitz Funds - January 2011 to
Kenneth R. Stoll (Age: 50)
Position(s) Held with Trust: Vice President and Chief
Financial Officer
Length of Service (Beginning Date): Weitz Funds -
April 2004
Principal Occupation(s) During Past 5 Years: Vice President
and Chief Operating Officer, Wallace R. Weitz &
Company; Vice President and Chief Financial Officer,
Weitz Funds

Present; Partner, Kutak Rock LLP, 1990 - January 2011
Bradley P. Hinton (Age: 44)
Position(s) Held with Trust: Vice President
Length of Service (Beginning Date): Weitz Funds -
August 2006
Principal Occupation(s) During Past 5 Years: Portfolio
Manager; Director of Research, Wallace R. Weitz &
Company; Vice President, Wallace R. Weitz &
Company

The Statement of Additional Information for the Weitz Funds, which can be obtained without charge by calling 800-304-9745, includes additional information about the Trustees and Officers of the Weitz Funds.

www.weitzfunds.com 81

INDEX DESCRIPTIONS

Russell 1000	The Russell 1000 is an unmanaged index of large capitalization common stocks. It consists of the 1,000 largest companies in the Russell 3000 Index.

Russell 1000 Value	The Russell 1000 Value is an unmanaged index of large capitalization common stocks. It consists of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000	The Russell 3000 is an unmanaged index of the 3,000 largest U.S. companies based on market capitalization.

Russell 3000 Value
The Russell 3000 Value is an unmanaged index of the largest capitalization common stocks. It consists of those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2500	The Russell 2500 is an unmanaged index of small to mid-capitalization common stocks. It consists of the 2,500 smallest companies in the Russell 3000 Index.

Russell 2500 Value
The Russell 2500 Value is an unmanaged index of small to mid-capitalization common stocks. It consists of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500	The S&P 500 is an unmanaged index consisting of 500 companies generally representative of the market for the stocks of large-size U.S. companies.

Blended	The Blended Index is a blend of 60% S&P 500 and 40% Barclays Capital Intermediate U.S. Government/Credit Index.

Barclays Capital Intermediate U.S. Government/Credit
The Barclays Capital Intermediate U.S. Government/Credit Index (BCIGC) is a total return performance benchmark consisting of government securities and publicly issued corporate debt with maturities from one to ten years and rated at least BBB by Standard & Poor’s or Baa by Moody’s Investor Service.

Barclays Capital 5-Year Municipal Bond	The Barclays Capital 5-Year Municipal Bond Index is an unmanaged index of long-term, fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market.

82 Weitz Funds

Board of Trustees
Lorraine Chang
John W. Hancock
Richard D. Holland
Thomas R. Pansing, Jr.
Roland J. Santoni
Barbara W. Schaefer
Delmer L. Toebben
Wallace R. Weitz
Justin B. Wender

Investment Adviser
Wallace R. Weitz & Company
1125 South 103rd Street, Suite 200
Omaha, NE 68124-1071
(800) 304-9745

Custodian
Wells Fargo Bank Minnesota,
National Association

Officers
Wallace R. Weitz, President
John R. Detisch, Vice President, Secretary &
Chief Compliance Officer
Kenneth R. Stoll, Vice President & Chief
Financial Officer
Bradley P. Hinton, Vice President

Distributor
Weitz Securities, Inc.

Transfer Agent and Dividend Paying Agent
Wallace R. Weitz & Company

Sub-Transfer Agent
Boston Financial Data Services, Inc.

NASDAQ symbols:
Value Fund - WVALX
Partners Value Fund - WPVLX
Partners III Opportunity Fund
Institutional Class - WPOPX
Investor Class - WPOIX
Research Fund - WRESX
Hickory Fund - WEHIX
Balanced Fund - WBALX
Short-Intermediate Income Fund
Institutional Class - WEFIX
Investor Class - WSHNX
Nebraska Tax-Free Income Fund - WNTFX
Government Money Market Fund - WGMXX

Help us conserve resources by receiving your report electronically. Visit us online at www.weitzfunds.com. Simply log in to Account Access and click the “Electronic Delivery” button.

An investor should consider carefully the investment objectives, risks, and charges and expenses of the Funds before investing. The Funds’ Prospectus contains this and other information about the Funds. The Prospectus should be read carefully before investing.

5/4/12

weitzfunds.com 83

Item 2. Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party (the “Code of Ethics”). During the period covered by this report, there were no amendments, nor did the Registrant grant any waivers, including any implicit waivers, from any provision of the Code of Ethics.

The Code of Ethics is attached hereto as Exhibit 12(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s board of trustees has determined that the Registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John Hancock is an “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

Item 4. Principal Accountant Fees and Services.

(a)		Audit Fees. Fees for audit services provided to the Registrant were $268,054 and $259,200 for fiscal years ended March 31, 2012 and 2011, respectively.

(b)
Audit Related Fees. The aggregate fees billed in each of the last two fiscal years for audit related-services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this item were $27,300 and $26,000 for fiscal years ended March 31, 2012 and 2011, respectively.  The fees, paid by Wallace R. Weitz & Company, the Registrant’s investment adviser and transfer agent, were payment for the principal accountant performing internal control reviews of the Registrant’s transfer agent.

(c)		Tax Fees. Fees for tax services, which consisted of income and excise tax compliance services, were $38,592 and $36,400 for the fiscal years ended March 31, 2012 and 2011, respectively.

(d)		All Other Fees. Fees for all other services totaled $11,742 and $11,400 for fiscal years ended March 31, 2012 and 2011, respectively.

(e)	(1)
The Registrant’s Audit Committee has adopted Pre-Approval Policies and Procedures.  The Audit Committee must pre-approve all audit services and non-audit services that the principal accountant provides to the Registrant.  The Audit Committee must also pre-approve any engagement of the principal accountant to provide non-audit services to the Registrant’s investment adviser, or any affiliate of the adviser that provides ongoing services to the Registrant, if such non-audit services directly impact the Registrant’s operations and financial reporting.

(e)	(2)	No services described in items (b) were pre-approved by the Audit Committee pursuant to Rule 2-01(c)(7)(i)(c) of Regulation S-X.

(f)		All of the work in connection with the audit of the Registrant during the years ended March 31, 2012 and 2011 was performed by full-time employees of the Registrant’s principal accountant.

(g)
The aggregate fees billed by the principal accountant for non-audit services to the Registrant, the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $118,334 and $144,500 for the years ended March 31, 2012 and 2011, respectively.

(h)
The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal auditor’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

The Schedule of Investments in securities of unaffiliated issuers is included as part of the Report to Shareholders.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submissions of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the "Disclosure Controls") as of a date within 90 days prior to the filing date (the "Filing Date") of this report on Form N-CSR (the "Report"), the Registrant's principal executive officer and financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant's management, including the Registrant's principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant's second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits

(a)(1) The Code of Ethics is attached hereto.

(a)(2) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940 are attached hereto.

(a)(3) Not applicable.

(b) The certifications required by Rule 30a-2(b) of the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Weitz Funds

By (Signature and Title)*  /s/ Wallace R. Weitz
               Wallace R. Weitz, President
Date May 3, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)*   /s/ Wallace R. Weitz
                Wallace R. Weitz, President
Date May 3, 2012

By (Signature and Title)*   /s/ Kenneth R. Stoll
Kenneth R. Stoll, Chief Financial Officer
Date May 3, 2012

* Print the name and title of each signing officer under his or her signature.